As filed with the Securities and Exchange Commission on July 26, 2024
File No. 333‑18737
File No. 811‑07989

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 79	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 81	☒

TCW METROPOLITAN WEST FUNDS
(Exact Name of Registrant as Specified in Charter)

515 South Flower Street
Los Angeles, California 90071
(Address of Principal Executive Offices)
(213) 244‑0000
(Registrant’s Telephone Number, including Area Code)
Megan McClellan
515 South Flower Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box).

☐	immediately upon filing pursuant to paragraph (b)
☒	on July 29, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Please send Copy of Communications to:

Peter Davidson, Esq. Vice President and Secretary 515 South Flower Street Los Angeles, CA 90071	David A. Hearth, Esq. Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

JULY 29
PROSPECTUS

TCW MetWest AlphaTrak 500 Fund (formerly, MetWest AlphaTrak 500 Fund)
(M Share: MWATX)
TCW MetWest Corporate Bond Fund (formerly, MetWest Corporate Bond Fund)
(I Share: MWCBX; M Share: MWCSX)
TCW MetWest Floating Rate Income Fund (formerly, MetWest Floating Rate Income Fund)
(I Share: MWFLX; M Share: MWFRX)
TCW MetWest High Yield Bond Fund (formerly, MetWest High Yield Bond Fund)
(I Share: MWHIX; M Share: MWHYX)
TCW MetWest Intermediate Bond Fund (formerly, MetWest Intermediate Fund)
(I Share: MWIIX; M Share: MWIMX)
TCW MetWest Investment Grade Credit Fund (formerly, MetWest Investment Grade Credit Fund)
(I Share: MWIGX; M Share: MWISX)
TCW MetWest Low Duration Bond Fund (formerly, MetWest Low Duration Bond Fund)
(I Share: MWLIX; M Share: MWLDX; Admin Share: MWLNX)
TCW MetWest Strategic Income Fund (formerly, MetWest Strategic Income Fund)
(I Share: MWSIX; M Share: MWSTX)
TCW MetWest Sustainable Securitized Fund (formerly, MetWest Sustainable Securitized Fund)
(I Share: MWESX; M Share: MWERX)
TCW MetWest Total Return Bond Fund (formerly, MetWest Total Return Bond Fund)
(I Share: MWTIX; I‑2 Share: MWTTX; M Share: MWTRX; Admin Share: MWTNX; Plan Share: MWTSX)
TCW MetWest Ultra Short Bond Fund (formerly, MetWest Ultra Short Bond Fund)
(I Share: MWUIX; M Share: MWUSX)
TCW MetWest Unconstrained Bond Fund (formerly, MetWest Unconstrained Bond Fund)
(I Share: MWCIX; M Share: MWCRX; Plan Share: MWCPX)

Metropolitan West Asset Management, LLC
Investment Adviser
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
MW-FUNDP_0724

1

TCW MetWest AlphaTrak 500 Fund

Investment Objective
The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the S&P 500 Index.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

M Class
Management Fees	0.40%
Distribution (12b‑1) Fees	0.00%
Other Expenses	0.81%
Shareholder Servicing Expenses[1]	0.05%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.22%
Fee Waiver and/or Expense Reimbursement[2]	(0.76)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.46%

[1]	The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M Class assets serviced by those intermediaries for shareholder services.

[2]
The Adviser has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable share class. The Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2025. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through July 31, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$47	$312	$597	$1,410
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 260% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an enhanced S&P 500 Index fund that combines a fixed-income portfolio with non‑leveraged investments in S&P 500 Index futures. The Adviser actively manages the fixed-income portfolio in an effort to produce an investment return that, when combined with the Fund’s return on the S&P 500 Index futures, will exceed the total return of the S&P 500 Index. The Fund may also use S&P 500 swap contracts or exchange-traded funds (ETFs) that track the S&P 500 Index together or in lieu of the S&P 500 Index futures. The Fund is not designed for investors that are sensitive to taxable gains.
The Fund pursues its objective by investing, under normal circumstances, in S&P 500 Index futures contracts with a contractual or “notional” value substantially equal to the Fund’s total assets and in fixed-income securities. The Fund typically makes margin deposits with futures commission merchants with a total value equal to approximately 4% to 5% of the notional value of the futures contracts and invests the rest of its assets in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations, mortgage-related issuers and governments. The portfolio duration is up to three years and the dollar-weighted average maturity is up to five years. Under normal circumstances, at least 85% of the Fund’s fixed income investments are securities rated at least investment grade or unrated securities determined by the Adviser to be of comparable quality. Up to 15% of the Fund’s fixed income investments may be invested in securities rated below investment grade (commonly known as “junk bonds”).
The Fund invests in the U.S. and abroad, including emerging markets. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 15% of its assets in emerging market securities.
The Fund’s investments typically include bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non‑U.S. money market securities, swaps (including credit default swaps), futures, options, private placements, defaulted debt securities and restricted securities. The Fund’s investments may have interest rates that are fixed, variable or floating.
The Fund may normally borrow or sell securities short up to 25% of the value of its total assets.
Principal Risks
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.
•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•
Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.

•	Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•	Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Extension Risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter term securities.
•	Mortgage-Backed Securities Risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	Asset-Backed Securities Risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	Below Investment Grade Mortgage-Backed Securities Risk: the Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the markets for such below investment grade securities, and for below investment grade asset-backed securities in general, have been characterized at times by less liquidity than the market for analogous investment grade securities, particularly during the financial crisis of 2007 and 2008.

•	Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Distressed and Defaulted Securities Risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or those included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.

•	U.S. Treasury Obligations Risk: the risk that the value of U.S. Treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•	U.S. Government Securities Risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.

•	Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

•	Exchange-Traded Fund (ETF) Risk: Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for that ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.

•	Foreign Investing Risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

•	Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.
Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table compares the average annual total returns of the Fund to a broad-based securities market index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception date of Class M shares is June 29, 1998. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241‑4671.

AlphaTrak 500 Fund – Class M Shares
Annual Total Returns for Years Ended 12/31

Year‑to‑Date Total Return of Class M Shares as of June 30, 2024: 14.55%

Highest:	22.50%	(quarter ended June 30, 2020)
Lowest:	-21.66%	(quarter ended March 31, 2020)
Average Annual Total Returns
(For Periods Ended December 31, 2023)

Share Class	1 Year	5 Years	10 Years	Since Inception
M – Before Taxes	26.77%	14.84%	12.20%	7.85%
- After Taxes on Distributions	24.78%	11.16%	10.09%	5.33%
- After Taxes on Distributions and Sale of Fund Shares	15.76%	10.61%	9.30%	5.12%
S&P 500 Index	26.29%	15.68%	12.03%	7.76%
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.
Investment Adviser
Metropolitan West Asset Management, LLC.
Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA[1]	27 Years	Generalist Portfolio Manager

Bryan T. Whalen, CFA	2 Years	Generalist Portfolio Manager

Bret R. Barker	2 Years	Specialist Portfolio Manager

Ruben Hovhannisyan, CFA	2 Years	Generalist Portfolio Manager

Jamie L. Patton	Since September 2023	Specialist Portfolio Manager

[1]	Stephen M. Kane will retire effective December 31, 2024.
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 65 of this prospectus.

TCW MetWest Corporate Bond Fund

Investment Objective
The Corporate Bond Fund seeks to maximize long-term total return.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	M Class	I Class
Management Fees	0.40%	0.40%
Distribution (12b‑1) Fees	0.25%	None
Other Expenses	3.91%	3.84%
Shareholder Servicing Expenses[1]	0.07%	0.01%
Total Annual Fund Operating Expenses	4.56%	4.24%
Fee Waiver and/or Expense Reimbursement[2]	(3.81)%	(3.74)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.75%	0.50%

[1]	The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M Class assets serviced by those intermediaries for shareholder services.

[2]
Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable share class. The Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2025. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through July 31, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$77	$1,032	$1,995	$4,441
Class I	$51	$944	$1,851	$4,178
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 136% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. The market value of any corporate debt derivatives will count toward the 80% level specified above. In addition to corporate debt instruments, the Fund may also invest its assets in other fixed income securities issued by various U.S. and foreign public or private entities, including government bonds, municipal securities, securities issued by government agencies, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), and U.S. and non‑U.S. money market securities.
The assets held in the Fund may have interest rates that are fixed, variable or floating and can include private placements and restricted securities. Under normal circumstances, the Fund invests at least 80% of its total assets (measured at the time of investment) in investment grade fixed income securities or unrated securities determined by the Adviser to be of comparable quality. The emerging market fixed-income securities in which the Fund may invest are not subject to any minimum credit quality standards, so long as the value of those investments does not cause the Fund to exceed its limit on investments in securities rated below investment grade (commonly known as “junk bonds”).
The Fund may invest in securities of any maturity, and there is no limit on the weighted average maturity of the Fund’s portfolio. The Fund does not have a duration target. However, under normal circumstances, the average portfolio duration varies from three to nine years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates.
The Fund may sell securities and other instruments short provided that not more than 33 1/3% of its net assets is held as collateral for those transactions. Derivatives are used in an effort to hedge investments, for risk management or to increase income or gains for the Fund. The types of derivative instruments in which the Fund will principally invest are currency and other futures, forward contracts, options, and swap agreements (typically interest-rate swaps, index-linked swaps, total return swaps and credit default swaps).
Under normal circumstances, the majority of the Fund’s investments are denominated in U.S. dollars. However, the Fund has the flexibility to allocate up to 20% of its assets to securities denominated in foreign currencies. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances.
The Fund may invest up to 10% of its total assets in a combination of convertible bonds, preferred stock, and common stock of domestic and foreign companies.
Principal Risks
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or those included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.

•	Foreign Investing Risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

•	Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.
•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.

•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Foreign Currency Risk: the risk that foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•
Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the

Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

•	Large Shareholder Purchase and Redemption Risk: the risk that the Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•	U.S. Treasury Obligations Risk: the risk that the value of U.S. Treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•	U.S. Government Securities Risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.
Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class M shares. Class M performance is lower than Class I performance because Class I has lower expenses than Class M. The table compares the average annual total returns of the Fund to a broad-based securities market index and a secondary benchmark index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception date of Class M shares and Class I shares of the Fund is June 29, 2018. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241‑4671.
Corporate Bond Fund – Class M Shares
Annual Total Returns for Years Ended 12/31

Year‑to‑Date Total Return of Class M Shares as of June 30, 2024: ‑0.73%

Highest:	8.72%	(quarter ended December 31, 2023)
Lowest:	-7.61%	(quarter ended March 31, 2022)
Average Annual Total Returns
(For Periods Ended December 31, 2023)

Share Class	1 Year	5 Years		Since Inception
M – Before Taxes	8.12%	2.80%		3.02%
- After Taxes on Distributions	6.56%	0.96%		1.12%
- After Taxes on Distributions and Sale of Fund Shares	4.76%	1.41%	[1]	1.55%	[1]
I – Before Taxes	8.38%	3.05%		3.28%
Bloomberg U.S. Aggregate Bond Index[2]	5.53%	1.10%		1.30%
Bloomberg U.S. Corporate Investment Grade Index	8.52%	2.63%		2.53%

[1]
The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

[2]
Per the SEC’s new Tailored Shareholder Reports rule, effective July 29, 2024, the Fund’s primary benchmark is the Bloomberg U.S. Aggregate Bond Index. The Fund will continue to show performance of the Bloomberg U.S. Corporate Investment Grade Index, the Fund’s secondary benchmark.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.
Investment Adviser
Metropolitan West Asset Management, LLC.
Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Bryan T. Whalen, CFA	6 Years	Generalist Portfolio Manager

Jerry Cudzil	6 Years	Generalist Portfolio Manager

Tammy Karp	3 Years	Senior Portfolio Manager

Steven J. Purdy	2 Years	Specialist Portfolio Manager

Brian Gelfand	Since September 2023	Specialist Portfolio Manager
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 65 of this prospectus.

TCW MetWest Floating Rate Income Fund

Investment Objective
The Floating Rate Income Fund (the “Fund”) seeks primarily to maximize current income, with a secondary objective of long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

M Class		I Class
Management Fees	0.55%	0.55%
Distribution (12b‑1) Fees	0.25%	None
Other Expenses	0.22%	0.16%
Shareholder Servicing Expenses[1]	0.09%	0.03%
Total Annual Fund Operating Expenses	1.02%	0.71%
Fee Waiver and/or Expense Reimbursement[2]	(0.11)%	0.00%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.91%	0.71%

[1]
The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M and I Class assets serviced by those intermediaries for shareholder services.

[2]
Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, swap interest expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), to the net expenses shown in the table for the applicable share class. The Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2025, and the Adviser may not terminate the contract before that date. Although it does not expect to do so, the Board of Trustees is permitted to terminate this contract sooner in its discretion with written notice to the Adviser.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through July 31, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$93	$314	$553	$1,238
Class I	$73	$227	$395	$883
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate investments and in investments that are the economic equivalent of floating rate investments. These economically equivalent investments may include, but are not limited to, any combination of the following items: (i) senior secured floating rate loans or debt; (ii) second lien or other subordinated or unsecured floating rate loans or debt; (iii) fixed-rate loans or debt, such as corporate bonds, preferred securities, convertible securities, mezzanine investments, collateralized loan obligations, senior loans, second lien loans, structured products and U.S. government debt securities, with respect to which the Fund has entered into derivative instruments that have the effect of converting the fixed-rate interest payments into floating-rate interest payments; and (iv) written credit derivatives, which would give the Fund exposure to the credit of a single issuer or an index. The market value of written credit derivatives would count toward the 80% test specified above. The Fund may also purchase, without limitation, participations or assignments in senior floating rate loans or second lien floating rate loans. Debt instruments include convertible or preferred securities that produce income.
The portfolio managers may consider many factors in purchasing and selling investments for the Fund, such as a fundamental analysis of the issuer, the credit quality of the issuer and collateral for the investment, capital structure, leverage, operating results for the issuer and the business outlook for the issuer, industry or broader economy.
The Fund’s investments may have any credit quality without limitation, including investments rated below investment grade (commonly known as “junk bonds”). Under normal circumstances, a substantial portion of the Fund’s portfolio consists of leveraged loans rated below investment grade or unrated.
The Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in fixed income securities with respect to which the Fund has not entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. Those fixed income securities may include, but are not limited to, corporate bonds, preferred securities, convertible securities, mezzanine investments, collateralized loan obligations, senior loans, second lien loans, structured products and U.S. government debt securities.
The Fund’s portfolio securities may have any duration or maturity.
The Fund may invest in securities of foreign issuers, including issuers located in emerging markets. Under normal circumstances, the Fund invests at least 80% of its net assets in loans and other securities of U.S. issuers or issuers with their primary operations, assets or management activities in the U.S. (including limited purpose controlled affiliates outside of the U.S. that borrow or issue securities primarily for the benefit of their U.S. parent companies or affiliates). The Fund may invest up to 20% of its assets in securities of foreign issuers. Investments in securities of foreign issuers that are not denominated in U.S. dollars are limited to a maximum of 20% of the Fund’s assets. The Fund may invest up to 20% of its assets in emerging market securities.
Up to 15% of the Fund’s net assets may be invested in illiquid securities.
The Fund may also invest in companies whose financial condition is uncertain, where the borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, or that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.
The Fund may invest up to 10% of its net assets in common stocks or other equity securities. In addition, the Fund may acquire and hold those securities (or rights to acquire such securities) in unit offerings with fixed income securities, in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of a distressed fixed income security, or upon the exercise of a right or warrant obtained on account of a fixed income security.
The Fund may use derivatives for hedging purposes, but is not required to do so, as well as to increase the total return on its portfolio investments. The types of derivative instruments in which the Fund will principally invest are options or futures on a security or an index of securities, options on futures, credit default swaps, and interest rate or foreign currency derivatives, including swaps and forward contracts.
The Fund may sell securities and other instruments short provided that not more than 15% of its net assets are held as collateral for those transactions.
Principal Risks
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio holdings increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	Market Risk: the risk that returns from the investments held by the Fund may underperform returns from the general securities markets or other types of securities.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Although the Fund is normally able to sell loans within seven days, a substantial portion of the loans held by the Fund may also experience delayed settlement beyond that period, which can impair the ability of the Fund to pay redemptions or to re‑invest proceeds, or may require the Fund to borrow to meet redemptions. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Bank Loan Risk: the risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. The Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan and delayed settlement. In addition, bank loans may not be considered securities under U.S. federal securities laws and, as a result, investments in bank loans may have less protection as compared to investments in registered securities.

•	Senior Loan Risk: the risk of investing in senior loans, which may be greater than the risk of investing in other types of securities, as a result of, among other factors, less readily available, reliable information about most senior loans than is the case for many other types of securities; possible loss of significant value before a default occurs; possible decline in value or illiquidity of collateral; and lack of an active trading market for certain senior loans.

•	Second Lien Loan Risk: the risk of investing in second lien loans, which generally are subject to similar risks as those associated with investments in senior loans as well as the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

•	Mezzanine Securities Risk: the risk of investing in mezzanine securities, which generally are rated below investment grade or are unrated and present many of the same risks as senior loans, second lien loans and non‑investment grade bonds. Mezzanine securities present additional risks because they typically are the most subordinated debt obligation in an issuer’s capital structure and are often unsecured. Mezzanine securities are also expected to be a highly illiquid investment.

•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Distressed and Defaulted Securities Risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or those included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	Interest Rate Risk: the risk that investments held by the Fund may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•	Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.

•	Foreign Investing Risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

•	Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Equity Risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•	Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk either by segregating an equal amount of liquid assets or by “covering” the transactions that introduce such risk.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

•	U.S. Government Securities Risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result investments in securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.

Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class M shares. Class M performance is lower than Class I performance because Class I has lower expenses than Class M. The table compares the average annual total returns of the Fund to a broad-based securities market index and a secondary benchmark index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception date of Class M shares and Class I shares of the Fund is June 28, 2013. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241‑4671.
Floating Rate Income Fund – Class M Shares
Annual Total Returns for Years Ended 12/31

Year‑to‑Date Total Return of Class M Shares as of June 30, 2024: 4.86%

Highest:	6.99%	(quarter ended June 30, 2020)
Lowest:	-8.90%	(quarter ended March 31, 2020)
Average Annual Total Returns
(For Periods Ended December 31, 2023)

Share Class	1 Year	5 Years		10 Years		Since Inception
M – Before Taxes	11.89%	4.43%		3.51%		3.72%
- After Taxes on Distributions	8.11%	2.38%		1.69%		1.92%
- After Taxes on Distributions and Sale of Fund Shares	6.93%	2.50%	[1]	1.87%	[1]	2.04%	[1]
I – Before Taxes	12.11%	4.66%		3.72%		3.92%
Bloomberg U.S. Universal Bond Index[2]	6.17%	1.44%		2.08%		2.07%
Morningstar LSTA U.S. Leveraged Loan Index	13.32%	5.79%		4.42%		4.47%

[1]
The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

[2]
Per the SEC’s new Tailored Shareholder Reports rule, effective July 29, 2024, the Fund’s primary benchmark is the Bloomberg U.S. Universal Bond Index. The Fund will continue to show performance of the Morningstar LSTA U.S. Leveraged Loan Index, the Fund’s secondary benchmark.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for only Class M Shares. After‑tax returns for other classes will vary. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.

Investment Adviser
Metropolitan West Asset Management, LLC.
Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Jerry Cudzil	10 Years	Generalist Portfolio Manager

Drew Sweeney	4 Years	Senior Portfolio Manager

Steven J. Purdy	3 Years	Specialist Portfolio Manager

Kenneth Toshima	2 Years	Senior Portfolio Manager

Brian Gelfand	Since September 2023	Specialist Portfolio Manager
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 65 of this prospectus.

TCW MetWest High Yield Bond Fund

Investment Objective
The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	M Class	I Class
Management Fees	0.50%	0.50%
Distribution (12b‑1) Fees	0.25%	None
Other Expenses	0.17%	0.13%
Shareholder Servicing Expenses[1]	0.09%	0.04%
Total Annual Fund Operating Expenses	0.92%	0.63%
Fee Waiver and/or Expense Reimbursement[2]	(0.06)%	(0.02)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.86%	0.61%

[1]
The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M and I Class assets serviced by those intermediaries for shareholder services.

[2]
Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, swap interest expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable class. The Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2025. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through July 31, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$88	$287	$503	$1,126
Class I	$62	$200	$349	$784
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in high yield bonds (commonly known as “junk bonds”), which are bonds rated below investment grade or unrated bonds determined by the Adviser to be of comparable quality. The remainder of the Fund’s net assets may be invested in investment grade securities rated by one of the nationally recognized statistical rating organizations or, if unrated, determined by the Adviser to be of comparable quality.
Under normal circumstances, the Fund’s portfolio duration is two to eight years and the Fund’s dollar-weighted average maturity ranges from two to fifteen years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. The Adviser focuses the Fund’s portfolio holdings in areas of the bond market that the Adviser believes to be relatively undervalued, based on its analysis of quality, sector, coupon or maturity, and that the

Adviser believes offer attractive prospective risk-adjusted returns compared to other segments of the bond market. The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market securities.
The Fund’s investments include various types of bonds and debt securities, including corporate bonds, mezzanine investments, swaps (including credit default swaps), currency futures and options, bank loans, preferred stock, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), foreign securities, U.S. Treasuries and agency securities, private placements, defaulted debt securities and restricted securities, cash and cash equivalents; and common stocks or other equity securities, such as warrants. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
Derivatives are used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques such as reverse repurchase agreements. The Fund may normally borrow or short sell up to 33 1/3% of the value of its total assets. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
Principal Risks
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.
•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Mezzanine Securities Risk: the risk of investing in mezzanine securities, which generally are rated below investment grade or are unrated and present many of the same risks as senior loans, second lien loans and non‑investment grade bonds. Mezzanine securities present additional risks because they typically are the most subordinated debt obligation in an issuer’s capital structure and are often unsecured. Mezzanine securities are also expected to be a highly illiquid investment.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Distressed and Defaulted Securities Risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•
Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Although the Fund is normally able to sell loans within seven days, a substantial portion of the loans held by the Fund may also experience delayed settlement beyond that period, which can impair the ability of the Fund to pay redemptions or to re‑invest proceeds, or may require the Fund to borrow to meet redemptions. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	Bank Loan Risk: the risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. The Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan and delayed settlement. In addition, bank loans may not be considered securities under U.S. federal securities laws and, as a result, investments in bank loans may have less protection as compared to investments in registered securities.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or those included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.
•	Foreign Investing Risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•
Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.
Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class M shares. Class M performance is lower than Class I performance because Class I has lower expenses than Class M. The table compares the average annual total returns of the Fund to a broad-based securities market index and a secondary benchmark index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception dates of Class M shares and Class I shares of the Fund are September 30, 2002 and March 31, 2003, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241‑4671.
High Yield Bond Fund – Class M Shares
Annual Total Returns for Years Ended 12/31

Year‑to‑Date Total Return of Class M Shares as of June 30, 2024: 2.24%

Highest:	8.60%	(quarter ended June 30, 2020)
Lowest:	-10.02%	(quarter ended June 30, 2022)
Average Annual Total Returns
(For Periods Ended December 31, 2023)

Share Class	1 Year	5 Years	10 Years		Since Inception
M – Before Taxes	10.73%	4.88%	3.49%		7.12%
- After Taxes on Distributions	7.89%	2.96%	1.63%		4.36%
- After Taxes on Distributions and Sale of Fund Shares	6.26%	2.93%	1.84%	[1]	4.45%	[1]
I – Before Taxes	11.01%	5.12%	3.75%		6.67%
Bloomberg U.S. Universal Bond Index[2]	6.17%	1.44%	2.08%		3.50%
Bloomberg U.S. Corporate High Yield Index – 2% Issuer Cap	13.44%	5.35%	4.59%		7.76%

[1]
The “Return After Taxes on Distributions and Sale of Shares” is higher than the “Return After Taxes on Distributions” because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

[2]
Per the SEC’s new Tailored Shareholder Reports rule, effective July 29, 2024, the Fund’s primary benchmark is the Bloomberg U.S. Universal Bond Index. The Fund will continue to show performance of the Bloomberg U.S. Corporate High Yield Index – 2% Issuer Cap, the Fund’s secondary benchmark.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for only Class M Shares. After‑tax returns for other classes will vary. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.
Investment Adviser
Metropolitan West Asset Management, LLC.
Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA[1]	21 Years	Generalist Portfolio Manager

Jerry Cudzil	4 Years	Generalist Portfolio Manager

Steven J. Purdy	4 Years	Specialist Portfolio Manager

Brian Gelfand	2 Years	Specialist Portfolio Manager

[1]	Stephen M. Kane will retire effective December 31, 2024.
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 65 of this prospectus.

TCW MetWest Intermediate Bond Fund

Investment Objective
The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	M Class	I Class
Management Fees	0.35%	0.35%
Distribution (12b‑1) Fees	0.21%	None
Other Expenses	0.16%	0.14%
Shareholder Servicing Expenses[1]	0.09%	0.07%
Total Annual Fund Operating Expenses	0.72%	0.49%
Fee Waivers and Expense Reimbursement[2]	(0.01)%	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursement	0.71%	0.49%

[1]
The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M and I Class assets serviced by those intermediaries for shareholder services.

[2]
Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, swap interest expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable class. The Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2025. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through July 31, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$73	$229	$400	$894
Class I	$50	$157	$274	$616
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 588% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing, under normal circumstances, at least 90% of its net assets in fixed-income securities rated investment grade or unrated securities determined by the Adviser to be of comparable quality. Up to 10% of the Fund’s net assets may be invested in securities rated below investment grade (commonly known as “junk bonds”) or unrated securities determined by the Adviser to be of comparable quality. Under normal circumstances, the Fund also invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. A bond is a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The term “bond” is interpreted broadly by the Adviser as an instrument or security evidencing a promise to pay some amount rather than evidencing the corporate ownership of equity, unless that equity represents an indirect or derivative interest in one or more bonds. Under normal circumstances, the Fund’s portfolio duration is one to six years and the Fund’s dollar-weighted average maturity ranges from three to seven years.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates.
The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market securities.
The Fund’s investments include various types of bonds and debt securities, including corporate bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non‑U.S. money market securities, swaps (including credit default swaps), futures, municipal securities, options, defaulted debt securities, private placements and restricted securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
Derivatives are used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques such as reverse repurchase agreements. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
The Fund may normally short sell up to 25% of the value of its total assets.
Principal Risks
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.
•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Extension Risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	Asset-Backed Securities Risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	Mortgage-Backed Securities Risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•
Below Investment Grade Mortgage-Backed Securities Risk: the Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the markets for such below investment grade securities, and for below investment grade asset-backed securities in general, have been characterized at times by less liquidity than the market for analogous investment grade securities, particularly during the financial crisis of 2007 and 2008.

•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade securities.

•	Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or those included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.

•	Foreign Investing Risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States,

European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•	U.S. Treasury Obligations Risk: the risk that the value of U.S. treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•	U.S. Government Securities Risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.

•	Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

•
Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.

•	Distressed and Defaulted Securities Risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.
Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class I performance is higher than Class M performance because Class I has lower expenses than Class M. The table compares the average annual total returns of the Fund to a broad-based securities market index and a secondary benchmark index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception dates of Class I shares and Class M shares of the Fund are June 28, 2002 and June 30, 2003, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for Fund is available on our website at www.tcw.com or by calling (800) 241‑4671.
Intermediate Bond Fund – Class I Shares
Annual Total Returns for Years Ended 12/31

Year‑to‑Date Total Return of Class I Shares as of June 30, 2024: 0.04%

Highest:	5.13%	(quarter ended December 31, 2023)
Lowest:	-4.52%	(quarter ended March 31, 2022)

Average Annual Total Returns
(For Periods Ended December 31, 2023)

Share Class	1 Year	5 Years		10 Years		Since Inception
I – Before Taxes	5.52%	1.69%		1.69%		4.18%
- After Taxes on Distributions	3.73%	0.45%		0.60%		2.56%
- After Taxes on Distributions and Sale of Fund Shares	3.24%	0.80%	[1]	0.84%	[1]	2.63%	[1]
M – Before Taxes	5.31%	1.44%		1.45%		3.42%
Bloomberg U.S. Aggregate Bond Index[2]	5.53%	1.10%		1.81%		2.25%
Bloomberg Intermediate U.S. Government/ Credit Index	5.24%	1.59%		1.72%		3.18%

[1]
The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

[2]
Per the SEC’s new Tailored Shareholder Reports rule, effective July 29, 2024, the Fund’s primary benchmark is the Bloomberg U.S. Aggregate Bond Index. The Fund will continue to show performance of the Bloomberg Intermediate U.S. Government/Credit Index, the Fund’s secondary benchmark.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for only Class I Shares. After‑tax returns for other classes will vary. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.
Investment Adviser
Metropolitan West Asset Management, LLC.
Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA[1]	21 Years	Generalist Portfolio Manager

Bryan T. Whalen, CFA	20 Years	Generalist Portfolio Manager

Jerry Cudzil	Since September 2023	Generalist Portfolio Manager

Ruben Hovhannisyan, CFA	Since September 2023	Generalist Portfolio Manager

[1]	Stephen M. Kane will retire effective December 31, 2024.
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 65 of this prospectus.

TCW MetWest Investment Grade Credit Fund

Investment Objective
The Investment Grade Credit Fund seeks to maximize long-term total return.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	M Class	I Class
Management Fees	0.35%	0.35%
Distribution (12b‑1) Fees	0.25%	None
Other Expenses	1.97%	1.96%
Shareholder Servicing Expenses[1]	0.08%	0.06%
Total Annual Fund Operating Expenses	2.57%	2.31%
Less Fee Waivers and Expense Reimbursement[2]	(1.86)%	(1.81)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursement	0.71%	0.50%

[1]
The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M Class and I Class assets serviced by that intermediary for shareholder services.

[2]
Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable share class. The Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2025. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through July 31, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$73	$622	$1,198	$2,765
Class I	$51	$547	$1,070	$2,505
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 491% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a range of fixed income sectors. Satisfying the Fund’s objective would require it to achieve positive total returns over a full market cycle, i.e., a period of time generally understood to be contained between two consecutive periods of heightened default activity within the global fixed income markets. Total return includes income and capital gains.
The Fund invests, under normal circumstances, at least 90% of its net assets in investment grade fixed income securities or unrated securities determined by the Adviser to be of comparable quality. Up to 10% of the Fund’s net assets may be invested in securities rated below investment grade (commonly known as “junk bonds”) or unrated securities determined by the Adviser to be of comparable quality. The emerging market fixed-income securities in which the Fund may invest are not subject to any minimum credit quality standards, so long as the value of those investments does not cause the Fund to exceed its limit on investments in securities rated below investment grade.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. A bond is a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The term “bond” is interpreted broadly by the Adviser as an instrument or security evidencing a promise to pay some amount rather than evidencing the corporate ownership of equity, unless that equity represents an indirect or derivative interest in one or more bonds. Bonds for this purpose also include bank loans and instruments that are intended to provide one or more of the characteristics of a direct investment in one or more bonds. The Adviser focuses the Fund’s portfolio holdings in areas of the bond market that the Adviser believes to be relatively undervalued, based on its analysis of quality, sector, coupon or maturity, and that the Adviser believes offer attractive prospective risk-adjusted returns compared to other segments of the bond market.
The portfolio management team evaluates each investment idea based on the team’s view of, among other factors, its potential total return, its risk level and how it fits within the Fund’s overall portfolio in determining whether to buy or sell investments. The Adviser allocates the Fund’s assets in response to, among other considerations, changing market, financial, economic, and political factors and events that the Fund’s portfolio managers believe may affect the values of the Fund’s investments. The allocation of capital to sectors and securities within each sector in the Fund is driven primarily by the Adviser’s assessment of relative value offered by each sector and security, respectively.
The Adviser seeks to actively manage the Fund’s risks on an on‑going basis to mitigate the risks of excessive losses by the portfolio overall. In managing portfolio risk, the Adviser takes into consideration its view of the following factors, among others: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current monetary and fiscal policy.
The Fund may invest in securities of any maturity, and there is no limit on the weighted average maturity of the Fund’s portfolio. The Fund does not have a duration target. However, under normal circumstances, the average portfolio duration varies from two to eight years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates.
The Fund’s investments include various types of bonds and debt securities, including corporate bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, municipal securities, U.S. and non‑U.S. money market securities, private placements and restricted securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
The Fund may sell securities and other instruments short provided that not more than 33 1/3% of its net assets is held as collateral for those transactions. Derivatives are used in an effort to hedge investments, for risk management or to increase income or gains for the Fund. The types of derivative instruments in which the Fund will principally invest are currency and other futures, forward contracts, options, and swap agreements (typically interest-rate swaps, index-linked swaps, total return swaps and credit default swaps).
Under normal circumstances, the majority of the Fund’s investments are denominated in U.S. dollars. However, the Fund has the flexibility to allocate up to 20% of its assets to securities denominated in foreign currencies. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances.
The Fund may invest up to 10% of its total assets in a combination of convertible bonds, preferred stock, and common stock of domestic and foreign companies.
Principal Risks
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•	Issuer Risk: the risk that the value of a security value may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Extension Risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	Mortgage-Backed Securities Risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	Asset-Backed Securities Risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset- backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.

•	Foreign Investing Risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

•	U.S. Government Securities Risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.

•	U.S. Treasury Obligations Risk: the risk that the value of U.S. Treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•
Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or those included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.

•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•	Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. If required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

•	Foreign Currency Risk: the risk that foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•
Large Shareholder Purchase and Redemption Risk: the risk that the Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class I performance is higher than Class M performance because Class I has lower expenses than Class M. The table compares the average annual total returns of the Fund to a broad-based securities market index and a secondary benchmark index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception dates of Class I shares and Class M shares of the Fund are June 29, 2018. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for Fund is available on our website at www.tcw.com or by calling (800) 241‑4671.
Investment Grade Credit Fund – Class M Shares
Annual Total Returns for Years Ended 12/31

Year‑to‑Date Total Return of Class M Shares as of June 30, 2024: 0.45%

Highest:	6.11%	(quarter ended December 31, 2023)
Lowest:	-5.88%	(quarter ended March 31, 2022)
Average Annual Total Returns
(For Periods Ended December 31, 2023)

Share Class	1 Year	5 Years		Since Inception
M – Before Taxes	7.58%	2.48%		3.19%
M – After Taxes on Distributions	5.03%	-0.64%		0.05%
M – After Taxes on Distributions and Sale of Fund Shares	4.42%	0.62%	[1]	1.15%	[1]
I – Before Taxes	7.66%	2.66%		3.38%
Bloomberg U.S. Aggregate Bond Index[2]	5.53%	1.10%		1.30%
Bloomberg U.S. Intermediate Credit Index	6.94%	2.44%		2.49%

[1]
The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

[2]
Per the SEC’s new Tailored Shareholder Reports rule, effective July 29, 2024, the Fund’s primary benchmark is the Bloomberg U.S. Aggregate Bond Index. The Fund will continue to show performance of the Bloomberg U.S. Intermediate Credit Index, the Fund’s secondary benchmark.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.

Investment Adviser
Metropolitan West Asset Management, LLC.
Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA[1]	5 Years	Generalist Portfolio Manager

Bryan T. Whalen, CFA	5 Years	Generalist Portfolio Manager

Jerry Cudzil	Since September 2023	Generalist Portfolio Manager

Ruben Hovhannisyan, CFA	Since September 2023	Generalist Portfolio Manager

[1]	Stephen M. Kane will retire effective December 31, 2024.
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 65 of this prospectus.

TCW MetWest Low Duration Bond Fund

Investment Objective
The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	M Class	I Class	Administrative Class
Management Fees	0.30%	0.30%	0.30%
Distribution (12b‑1) Fees	0.19%	None	0.19%
Other Expenses	0.14%	0.13%	0.22%
Shareholder Servicing Expenses[1]	0.09%	0.08%	0.20%
Total Annual Fund Operating Expenses	0.63%	0.43%	0.71%

[1]
Shareholder Servicing Expenses for the Administrative Class Shares includes up to 0.20% charged under the Shareholder Servicing Plan. The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M and I Class assets serviced by those intermediaries for shareholder services.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$64	$202	$351	$786
Class I	$44	$138	$241	$542
Administrative Class	$73	$227	$395	$883
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 461% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing, under normal circumstances, at least 70% of its net assets in highly rated fixed income securities or unrated securities determined by the Adviser to be of comparable quality. Up to 30% of the Fund’s net assets may be invested in securities rated below highly rated securities or unrated securities determined by the Adviser to be of comparable quality, but not more than 20% of the Fund’s net assets may be invested in securities rated below investment grade (commonly known as “junk bonds”) or unrated securities determined by the Adviser to be of comparable quality. The Fund also invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. A bond is a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The term “bond” is interpreted broadly by the Adviser as an instrument or security evidencing a promise to pay some amount rather than evidencing the corporate ownership of equity, unless that equity represents an indirect or derivative interest in one or more bonds. Under normal circumstances, the Fund’s portfolio duration is up to three years and the Fund’s dollar-weighted average maturity ranges from one to five years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates.
The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments.

The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market securities.
The Fund’s investments include various types of bonds and debt securities, including corporate bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money market securities, swaps (including credit default swaps), futures, options (including swaptions), municipal securities, defaulted debt securities, private placements and restricted securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
Derivatives are used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques such as reverse repurchase agreements. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
The Fund may normally short sell up to 25% of the value of its total assets.
Principal Risks
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Extension Risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	Mortgage-Backed Securities Risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	Asset-Backed Securities Risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.

•	Foreign Investing Risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

•	Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or those included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.

•	Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

•
Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•	Foreign Currency Risk: the risk that foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	Distressed and Defaulted Securities Risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	U.S. Treasury Obligations Risk: the risk that the value of U.S. treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•	U.S. Government Securities Risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.

•	Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.
•	Below Investment Grade Mortgage-Backed Securities Risk: the Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the markets for such below investment grade securities, and for below investment grade asset-backed securities in general, have been characterized at times by less liquidity than the market for analogous investment grade securities, particularly during the financial crisis of 2007 and 2008.
Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows the performance of the Fund’s Class M Shares. Class M performance is lower than Class I performance and higher than Administrative Class performance because Class M has higher expenses than Class I and lower expenses than Administrative Class. The table compares the average annual total returns of the Fund to a broad-based securities market index and a secondary benchmark index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception dates of Class M shares, Class I shares and Administrative Class shares of the Fund are March 31, 1997, March 31, 2000 and September 22, 2009, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241-4671.

Low Duration Bond Fund – Class M Shares
Annual Total Returns for Years Ended 12/31
Year-to-Date Total Return of Class M Shares as of June 30, 2024: 1.32%

Highest:	3.81%	(quarter ended December 31, 2023)
Lowest:	-2.70%	(quarter ended March 31, 2022)
Average Annual Total Returns
(For Periods Ended December 31, 2023)

Share Class	1 Year	5 Years	10 Years	Since Inception
M – Before Taxes	5.57%	1.48%	1.26%	3.19%
- After Taxes on Distributions	3.87%	0.59%	0.50%	1.70%
- After Taxes on Distributions and Sale of Fund Shares	3.26%	0.75%[1]	0.63%[1]	1.84%[1]
I – Before Taxes	5.79%	1.69%	1.47%	2.91%
Administrative – Before Taxes	5.59%	1.39%	1.16%	2.52%
Bloomberg U.S. Aggregate Bond Index[2]	5.53%	1.10%	1.81%	4.00%
ICE BofA 1-3 Year U.S. Treasury Index	4.26%	1.30%	1.05%	2.82%

[1]
The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

[2]
Per the SEC’s new Tailored Shareholder Reports rule, effective July 29, 2024, the Fund’s primary benchmark is the Bloomberg U.S. Aggregate Bond Index. The Fund will continue to show performance of the ICE BofA 1-3 Year U.S. Treasury Index, the Fund’s secondary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class M Shares. After-tax returns for other classes will vary. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.
Investment Adviser
Metropolitan West Asset Management, LLC.
Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA[1]	28 Years	Generalist Portfolio Manager
Bryan T. Whalen, CFA	20 Years	Generalist Portfolio Manager
Jerry Cudzil	Since September 2023	Generalist Portfolio Manager

Ruben Hovhannisyan, CFA	Since September 2023	Generalist Portfolio Manager

[1]	Stephen M. Kane will retire effective December 31, 2024.
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 65 of this prospectus.

TCW MetWest Strategic Income Fund

Investment Objective
The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	M Class	I Class
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.60%	0.58%
Shareholder Servicing Expenses[1]	0.10%	0.09%
Total Annual Fund Operating Expenses	1.50%	1.23%
Fee Waivers and Expense Reimbursement[2]	(0.45)%	(0.42)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursement	1.05%	0.81%

[1]
The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M and I Class assets serviced by those intermediaries for shareholder services.

[2]
Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, swap interest expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable class. The Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2025. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through July 31, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$107	$430	$776	$1,752
Class I	$83	$349	$635	$1,452
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 260% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. Satisfying the Fund’s objective would require it to achieve positive total returns over a full market cycle, i.e., a period of time generally understood to be contained between two consecutive periods of heightened default activity within the global fixed income markets. Total return includes income and capital gains, but the Fund’s strategy is also intended to produce high income.
To implement some or all of these strategies, the Fund’s portfolio investments typically include corporate bonds, mezzanine investments, bank loans, preferred stock, common stock, warrants, convertible bonds, municipal securities, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), derivatives of asset-backed securities (including those involving net interest margins), other derivatives including credit default swaps and other swaps, currency futures and other futures, and options, foreign securities, U.S. Treasuries and agency securities, cash and cash equivalents, private placements, defaulted debt securities, restricted securities and unrated securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
Under normal circumstances, the average dollar-weighted credit quality of the Fund’s long-term debt investments is investment grade or unrated and determined by the Adviser to be of comparable quality. The Fund may invest up to 50% of its assets in debt securities rated below investment grade (commonly known as “junk bonds”), or unrated and determined by the Adviser to be of comparable quality.
The Fund invests in the U.S. and abroad, including emerging markets. The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. Investments in securities of foreign issuers that are not denominated in U.S. dollars are limited to a maximum of 30% of the Fund’s assets. The Fund may also invest up to 15% of its assets in emerging market securities. Derivatives are used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques.
The Fund may normally borrow or sell securities short each up to 33 1/3% of the value of its total assets.
Principal Risks
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Below Investment Grade Mortgage-Backed Securities Risk: the Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the markets for such below investment grade securities, and for below investment grade asset-backed securities in general, have been characterized at times by less liquidity than the market for analogous investment grade securities, particularly during the financial crisis of 2007 and 2008.

•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade securities.

•	Distressed and Defaulted Securities Risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	Mezzanine Securities Risk: the risk of investing in mezzanine securities, which generally are rated below investment grade or unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. Mezzanine securities present additional risks because they typically are the most subordinated debt obligation in an issuer’s capital structure and are often unsecured. Mezzanine securities are also expected to be a highly illiquid investment.

•	Mortgage-Backed Securities Risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	Asset-Backed Securities Risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Extension Risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•	Equity Risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.

•	Foreign Investing Risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

•	Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Absolute Return Investing Risk: the risk of absolute return investing, which may involve greater risk than investing in a traditional portfolio of stocks or bonds. There is no guarantee that the performance of the Fund will have low correlation with the returns of traditional capital markets, and increased correlation between the Fund’s strategies and the traditional capital markets could result in an increase in the Fund’s overall volatility.

•	Event Driven Strategies Risk: the risk that the success or failure of event driven investing, which involves attempting to predict the outcome of a particular transaction and the best time at which to commit capital to such a transaction, will usually depend on whether the Adviser accurately predicts the outcome and timing of the transaction event.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.
•	Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.

•	Short Sales Risk: the risk that the use of short sales, which are speculative investments, may cause the Fund to lose money if the value of a security does not go down as the Adviser expects. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other mutual funds that do not engage in short sales.

•	Foreign Currency Risk: the risk that foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.
Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class M shares. Class M performance is lower than Class I performance because Class I has lower expenses than Class M. The table compares the average annual total returns of the Fund to a broad-based securities market index and a secondary benchmark index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception dates of Class M shares and Class I shares of the Fund are June 30, 2003 and March 31, 2004, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241-4671.
Strategic Income Fund – Class M Shares
Annual Total Returns for Years Ended 12/31
Year-to-Date Total Return of Class M Shares as of June 30, 2024: 1.97%

Highest:	7.31%	(quarter ended June 30, 2020)
Lowest:	-7.03%	(quarter ended March 31, 2020)
Average Annual Total Returns
(For Periods Ended December 31, 2023)

Share Class	1 Year	5 Years	10 Years	Since Inception
M – Before Taxes	8.76%	2.79%	2.39%	3.73%
- After Taxes on Distributions	5.45%	-0.23%	0.21%	1.42%
- After Taxes on Distributions and Sale of Fund Shares	5.10%	0.85%[1]	0.88%[1]	1.90%[1]
I – Before Taxes	9.02%	3.00%	2.64%	3.33%
Bloomberg U.S. Aggregate Bond Index[2]	5.53%	1.10%	1.81%	3.09%
ICE BofA U.S. 3‑Month Treasury Bill Index +2%	7.11%	3.88%	3.25%	3.47%

[1]
The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

[2]
Per the SEC’s new Tailored Shareholder Reports rule, effective July 29, 2024, the Fund’s primary benchmark is the Bloomberg U.S. Aggregate Bond Index. The Fund will continue to show performance of the ICE BofA U.S. 3-Month Treasury Bill Index +2%, the Fund’s secondary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class M Shares. After-tax returns for other classes will vary. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.
Investment Adviser
Metropolitan West Asset Management, LLC.
Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA[1]	21 Years	Generalist Portfolio Manager

Bryan T. Whalen, CFA	20 Years	Generalist Portfolio Manager

Jerry Cudzil	Since September 2023	Generalist Portfolio Manager

Ruben Hovhannisyan, CFA	Since September 2023	Generalist Portfolio Manager

[1]	Stephen M. Kane will retire effective December 31, 2024.
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 65 of this prospectus.

TCW MetWest Sustainable Securitized Fund

Investment Objective
The Sustainable Securitized Fund seeks to maximize current income and achieve above average long-term total return.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	M Class	I Class
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	3.51%	3.43%
Shareholder Servicing Expenses[1]	0.10%	0.03%
Total Annual Fund Operating Expenses	4.16%	3.83%
Fee Waiver and/or Expense Reimbursement[2]	(3.45)%	(3.33)%
Total Annual Fund Operating Expenses	0.71%	0.50%

[1]
The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M Class and I Class assets serviced by that intermediary for shareholder services.

[2]
Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable share class. The Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2025. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through July 31, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$73	$948	$1,837	$4,128
Class I	$51	$861	$1,690	$3,849
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 312% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Adviser believes satisfy its proprietary screening criteria that identify securities with one or more positive environmental, social or sustainable factors. The Fund will invest in securities issued by securitized vehicles including but not limited to residential mortgage-backed securities, commercial mortgage-backed securities, other asset backed securities, real estate related debt, mortgage pass-through securities, as well as floating, variable and fixed-rate securities. The Fund will invest in securities that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities and those issued by non-governmental entities, as well as unguaranteed securities issued by private entities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities rated investment grade or unrated securities determined by the Adviser to be of comparable quality. The Fund may also invest up to 20% of its assets in below investment grade bonds (“junk bonds”), which are bonds rated below BBB- by Fitch Ratings, Inc. (“Fitch”), below BBB- by S&P Global Ratings (“S&P”) and below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or,

if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality. The Fund may invest up to 15% of its total assets (measured at the time of investment) in asset-backed and mortgage-related securities rated below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality.
In determining whether to buy or sell investments, the portfolio management team evaluates each investment idea based on, among other factors, the team’s view of its current income potential, risk level, capital appreciation potential, and how it fits within the Fund’s overall portfolio. The allocation of capital to sectors and securities is driven primarily by the Adviser’s assessment of relative value offered by each sector and security, respectively, with additional screening to determine whether securities meet the portfolio manager’s criteria to invest in securities with one or more positive environmental, social, or sustainable attributes.
In implementing its sustainable investment strategy, the Adviser evaluates potential investments based on a number of factors, including, but not limited to: support for affordable housing and community development, especially serving low- and moderate-income individuals and communities; mortgage-backed securities that support energy efficiency and broader “green” initiatives; certain non-mortgage related asset-backed securities, such as collateralized loan obligations with ESG-related exclusionary criteria; and commercial and consumer secured and unsecured debt related to sustainable initiatives, such as solar facilities. Governance review includes, but is not limited to, lending programs, borrower education and disclosure, origination policies, servicing practices, and securitization deal structure. The Adviser uses a combination of proprietary research, third-party data, and engagement with issuers, originators, industry standard setters, and others to assess the sustainable criteria of the assets and to understand the importance of these factors to an investment’s performance. Not all of these sources may be used in every instance. Evaluating sustainable attributes and risk factors is part of the investment analysis (alongside traditional financial metrics) and informed investment decision making with the goal of improving risk-adjusted returns, consistent with the Fund’s investment objective.
The Fund’s investments are not limited to securities labeled “sustainable” or “ESG.” An investment’s satisfaction of the Adviser’s criteria described above is based on the Adviser’s proprietary analysis and not that of a third party. The Fund may invest up to 20% of its net assets in securities that the Adviser does not consider to be sustainable investments.
Securities or other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) another security or instrument may offer a better investment opportunity, (ii) there has been a deterioration in the credit fundamentals of an issuer, (iii) an individual security or instrument has reached its sell target, (iv) the portfolio should be rebalanced for diversification or portfolio weighting purposes, or (v) the security no longer meets the Adviser’s sustainable criteria.
Under normal circumstances, the Fund’s portfolio duration is two to eight years and the Fund’s dollar-weighted average maturity ranges from two to fifteen years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates.
The Fund invests in the U.S. and international securitized markets, including securities denominated in foreign currencies. The Fund has the flexibility to allocate up to 20% of its total assets to securities of foreign issues denominated in U.S. dollars or foreign currencies. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances. Up to 10% of the Fund’s total assets may be invested in emerging markets and instruments that are economically tied to emerging market countries.
The Fund may normally borrow or sell securities short each up to 33 1/3% of the value of its total assets.
Principal Risks
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Mortgage-Backed Securities Risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	Asset-Backed Securities Risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Extension Risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	ESG Factor Risk: the risk that the Fund will be exposed to risks related to environmental, social, and governance factors which, if they materialize, can reduce the value of underlying investments held within the Fund and could adversely impact the Fund’s performance. In ordinary market conditions, it is not anticipated that any single ESG factor will drive a material negative financial impact on the value of the portfolio. ESG factor risk is defined as an environmental, social, or governance event or condition that if it occurs could cause an actual or potential material negative impact on the value of the investment.

•	Sustainable Investing Strategy Risk: the risk that the Fund’s strategy may forgo certain investment opportunities for non-financial reasons, and that the Fund’s performance will differ from funds that do not include sustainability factors as part of their security selection. Further, investors may differ in their views of what constitutes the sustainable characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. In evaluating a security, the Adviser is often dependent upon information and data obtained from issuers or from third-party data providers that may be incomplete or inaccurate, which could cause the Adviser to incorrectly assess sustainability risks and opportunities. In addition, the Fund may not be successful in its strategy to invest in a portfolio of securities that, in the Adviser’s view, has an aggregate sustainability assessment that is better than the aggregate sustainability of the Fund’s benchmark. There is no guarantee that this strategy will be achieved, and such assessment is at the Adviser’s discretions.

•	Below Investment Grade Mortgage-Backed Securities Risk: the Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the markets for such below investment grade securities, and for below investment grade asset-backed securities in general, have been characterized at times by less liquidity than the market for analogous investment grade securities, particularly during the financial crisis of 2007 and 2008.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•
Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.

•	Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	Foreign Investing Risk: the risk that Fund share prices may fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

•	Distressed and Defaulted Securities Risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

•	Large Shareholder Purchase and Redemption Risk: the risk that the Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•	U.S. Treasury Obligations Risk: the risk that the value of U.S. Treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•	U.S. Government Securities Risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in their securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.
Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class M shares. Class M performance is lower than Class I performance because Class I has lower expenses than Class M. The table compares the average annual total returns of the Fund to a broad-based securities market index and a secondary benchmark index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception date of Class M shares and Class I shares of the Fund is September 30, 2021. The Fund’s past performance
(before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241-4671.
Sustainable Securitized Fund – Class M Shares
Annual Total Returns for Years Ended 12/31

Year-to-Date Total Return of Class M Shares as of June 30, 2024: 3.97%

Highest:	8.51%	(quarter ended December 31, 2023)
Lowest:	-5.60%	(quarter ended March 31, 2022)
Average Annual Total Returns
(For Periods Ended December 31, 2023)

Share Class	1 Year	Since Inception
M – Before Taxes	5.90%	-4.14%
- After Taxes on Distributions	4.06%	-5.38%
- After Taxes on Distributions and Sale of Fund Shares	3.44%	-3.65%[1]
I – Before Taxes	6.24%	-4.09%
Bloomberg U.S. Aggregate Bond Index[2]	5.53%	-3.73%
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	5.05%	-3.50%

[1]
The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

[2]
Per the SEC’s new Tailored Shareholder Reports rule, effective July 29, 2024, the Fund’s primary benchmark is the Bloomberg U.S. Aggregate Bond Index. The Fund will continue to show performance of the Bloomberg U.S. Mortgage-Backed Securities (MBS) Index, the Fund’s secondary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class M Shares. After-tax returns for other classes will vary. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.
Investment Adviser
Metropolitan West Asset Management, LLC.
Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA[1]	2 Years	Generalist Portfolio Manager

Elizabeth (Liza) Crawford	2 Years	Specialist Portfolio Manager

Palak Pathak, CFA	Since September 2023	Senior Portfolio Manager

Peter Van Gelderen	Since October 2023	Specialist Portfolio Manager

[1]	Stephen M. Kane will retire effective December 31, 2024.
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 65 of this prospectus.

TCW MetWest Total Return Bond Fund

Investment Objective
The Total Return Bond Fund seeks to maximize long-term total return.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	M Class	I Class	I-2 Class	Admini strative Class	Plan Class
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.21%	None	None	0.21%	None
Other Expenses	0.10%	0.10%	0.16%	0.22%	0.02%
Shareholder Servicing Expenses[1]	0.08%	0.08%	0.14%	0.20%	0.00%
Total Annual Fund Operating Expenses	0.66%	0.45%	0.51%	0.78%	0.37%

[1]
For the Administrative Class Shares, includes up to 0.20% charged under the Shareholder Servicing Plan. The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M and I and up to 0.15% (15 basis points) of the I-2 Class assets serviced by those intermediaries for shareholder services.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$67	$211	$368	$822
Class I	$46	$144	$252	$567
Class I-2	$52	$164	$285	$640
Administrative Class	$80	$249	$433	$966
Plan Class	$38	$119	$208	$468
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 450% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in investment grade fixed income securities or unrated securities determined by the Adviser to be of comparable quality. Up to 20% of the Fund’s net assets may be invested in securities rated below investment grade (commonly known as “junk bonds”) or unrated securities determined by the Adviser to be of comparable quality. The Fund also invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. A bond is a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The term “bond” is interpreted broadly by the Adviser as an instrument or security evidencing a promise to pay some amount rather than evidencing the corporate ownership of equity, unless that equity represents an indirect or derivative interest in one or more bonds. Under normal circumstances, the Fund’s portfolio duration is two to eight years and the Fund’s dollar-weighted average maturity ranges from two to fifteen years.
Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates.

The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market securities. The Adviser focuses the Fund’s portfolio holdings in areas of the bond market that the Adviser believes to be relatively undervalued, based on its analysis of quality, sector, coupon or maturity, and that the Adviser believes offer attractive prospective risk-adjusted returns compared to other segments of the bond market.
The Fund’s investments include various types of bonds and debt securities, including corporate bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money market securities, municipal securities, derivatives including credit default swaps and other swaps, futures, options and currency forward contracts, defaulted debt securities, private placements and restricted securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
Derivatives are used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
The Fund may normally short sell up to 25% of the value of its total assets.
Principal Risks
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•	Mortgage-Backed Securities Risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	Asset-Backed Securities Risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Extension Risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.

•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Below Investment Grade Mortgage-Backed Securities Risk: the Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the markets for such below investment grade securities, and for below investment grade asset-backed securities in general, have been characterized at times by less liquidity than the market for analogous investment grade securities, particularly during the financial crisis of 2007 and 2008.

•	Mezzanine Securities Risk: the risk of investing in mezzanine securities, which generally are rated below investment grade or unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. Mezzanine securities present additional risks because they typically are the most subordinated debt obligation in an issuer’s capital structure and are often unsecured. Mezzanine securities are also expected to be a highly illiquid investment.

•	Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•	Distressed and Defaulted Securities Risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•
Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•	Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	U.S. Treasury Obligations Risk: the risk that the value of U.S. Treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•	U.S. Government Securities Risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in their securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.

•	Foreign Investing Risk: the risk that Fund share prices may fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.
•	Foreign Currency Risk: the risk that foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.
Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class M shares. Class M performance is lower than Class I and Plan Class and higher than the Administrative Class because Class M has higher expenses than Class I and Plan Class and lower expenses than the Administrative Class. The table compares the average annual total returns of the Fund to a broad-based securities market index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception dates of Class M shares, Class I shares, Class I-2 Shares, Administrative Class shares and Plan Class shares of the Fund are March 31, 1997, March 31, 2000, March 6, 2020, December 18, 2009 and July 31, 2011, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241-4671.
Total Return Bond Fund – Class M Shares
Annual Total Returns for Years Ended 12/31
Year-to-Date Total Return of Class M Shares as of June 30, 2024: -1.08%

Highest:	7.53%	(quarter ended December 31, 2023)
Lowest:	-6.25%	(quarter ended March 31, 2022)
Average Annual Total Returns
(For Periods Ended December 31, 2023)

Share Class	1 Year	5 Years	10 Years	Since Inception
M – Before Taxes	5.76%	1.03%	1.62%	5.02%
- After Taxes on Distributions	4.07%	-0.33%	0.41%	3.00%
- After Taxes on Distributions and Sale of Fund Shares	3.37%	0.28%[1]	0.75%[1]	3.09%[1]
I – Before Taxes	6.00%	1.23%	1.83%	4.80%
I-2 – Before Taxes	5.92%	N/A	N/A	-2.06%
Administrative – Before Taxes	5.64%	0.89%	1.50%	2.91%
Plan – Before Taxes	6.07%	1.31%	1.91%	2.56%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%	4.30%

[1]
The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class M Shares. After-tax returns for other classes will vary. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.
Investment Adviser
Metropolitan West Asset Management, LLC.
Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA[1]	28 Years	Generalist Portfolio Manager

Bryan T. Whalen, CFA	20 Years	Generalist Portfolio Manager

Jerry Cudzil	Since September 2023	Generalist Portfolio Manager

Ruben Hovhannisyan, CFA	Since September 2023	Generalist Portfolio Manager

[1]	Stephen M. Kane will retire effective December 31, 2024.
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 65 of this prospectus.

TCW MetWest Ultra Short Bond Fund

Investment Objective
The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	M Class	I Class
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.16%	None
Other Expenses	0.43%	0.41%
Shareholder Servicing Expenses[1]	0.08%	0.08%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.85%	0.67%
Fee Waiver and/or Expense Reimbursement[2]	(0.34)%	(0.32)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.51%	0.35%

[1]
The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M and I Class assets serviced by those intermediaries for shareholder services.

[2]
Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable share class. The Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2025. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through July 31, 2025). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$52	$237	$438	$1,017
Class I	$36	$182	$342	$804
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 544% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing, under normal circumstances, at least 90% of its net assets in investment grade fixed income securities or unrated securities determined by the Adviser to be of comparable quality. Up to 10% of the Fund’s net assets may be invested in securities rated below investment grade (commonly known as “junk bonds”) or unrated securities determined by the Adviser to be of comparable quality. The Fund also invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. A bond is a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The term “bond” is interpreted broadly by the Adviser as an instrument or security evidencing a promise to pay some amount rather than evidencing the corporate ownership of equity, unless that equity represents an indirect or derivative interest in one or more bonds. Under normal circumstances, the Fund’s portfolio duration will remain within one year of its benchmark index, and its dollar-weighted average maturity can exceed one year. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates.
The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. The Fund also seeks to maintain a low degree of share price fluctuation. The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market securities.
The Fund’s investments include various types of bonds and debt securities, including corporate bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money market securities, municipal securities, private placements and restricted securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
The Fund may normally short sell up to 25% of the value of its total assets. Derivatives are used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The types of derivative instruments in which the Fund will principally invest are credit default swaps and other swaps, futures, options and currency forward contracts. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques such as reverse repurchase agreements. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
Principal Risks
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.

•	Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•
Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	Mortgage-Backed Securities Risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	Asset-Backed Securities Risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	Below Investment Grade Mortgage-Backed Securities Risk: the Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the markets for such below investment grade securities, and for below investment grade asset-backed securities in general, have been characterized at times by less liquidity than the market for analogous investment grade securities, particularly during the financial crisis of 2007 and 2008.

•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade securities.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.
•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	U.S. Treasury Obligations Risk: the risk that the value of U.S. Treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

•	U.S. Government Securities Risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.

•	Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

•	Foreign Investing Risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

•
Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

•	Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Extension Risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.
•	Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.
Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class M shares. Class M performance is lower than Class I performance because Class I has lower expenses than Class M. The table compares the average annual total returns of the Fund to a broad-based securities market index and a secondary benchmark index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception dates of Class M shares and Class I shares of the Fund are June 30, 2003 and July 31, 2004, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241-4671.
Ultra Short Bond Fund – Class M Shares
Annual Total Returns for Years Ended 12/31
Year-To-Date Total Return of Class M Shares as of June 30, 2024: 1.73%

Highest:	2.89%	(quarter ended December 31, 2023)
Lowest:	-1.27%	(quarter ended March 31, 2022)

Average Annual Total Returns
(For Periods Ended December 31, 2023)

Share Class	1 Year	5 Years	10 Years	Since Inception
M – Before Taxes	4.87%	1.26%	1.04%	1.70%
- After Taxes on Distributions	3.17%	0.45%	0.41%	0.71%
- After Taxes on Distributions and Sale of Fund Shares	2.86%	0.62%[1]	0.52%[1]	0.92%[1]
I – Before Taxes	5.30%	1.42%	1.22%	1.60%
Bloomberg U.S. Aggregate Bond Index[2]	5.53%	1.10%	1.81%	1.60%
ICE BofA 1‑Year U.S. Treasury Index	4.74%	1.66%	1.18%	1.61%

[1]
The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

[2]
Per the SEC’s new Tailored Shareholder Reports rule, effective July 29, 2024, the Fund’s primary benchmark is the Bloomberg U.S. Aggregate Bond Index. The Fund will continue to show performance of the ICE BofA 1-Year U.S. Treasury Index, the Fund’s secondary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class M Shares. After-tax returns for other classes will vary. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.
Investment Adviser
Metropolitan West Asset Management, LLC.
Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA[1]	21 Years	Generalist Portfolio Manager

Bryan T. Whalen, CFA	20 Years	Generalist Portfolio Manager

Jerry Cudzil	Since September 2023	Generalist Portfolio Manager

Ruben Hovhannisyan, CFA	Since September 2023	Generalist Portfolio Manager

[1]	Stephen M. Kane will retire effective December 31, 2024.
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 65 of this prospectus.

TCW MetWest Unconstrained Bond Fund

Investment Objective
The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	M Class	I Class	Plan Class
Management Fees	0.65%	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.14%	0.10%	0.04%
Shareholder Servicing Expenses[1]	0.09%	0.06%	0.00%
Total Annual Fund Operating Expenses	1.04%	0.75%	0.69%

[1]
The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M and I Class assets serviced by those intermediaries for shareholder services.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$106	$331	$574	$1,271
Class I	$77	$240	$417	$930
Plan Class	$70	$221	$384	$859
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 257% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. Satisfying the Fund’s objective would require it to achieve positive total returns over a full market cycle, i.e., a period of time generally understood to be contained between two consecutive periods of heightened default activity within the global fixed income markets. Total return includes income and capital gains.
The use of the term “unconstrained” in the Fund’s name means that it is not limited by the types of investments in a particular securities index. The Fund is not managed to be compared to any such index. The Fund also is unconstrained in the sense that it is not limited to any single type of investment strategy.
The portfolio management team evaluates each investment idea based on the team’s view of, among other factors, its potential return, its risk level and how it fits within the Fund’s overall portfolio in determining whether to buy or sell investments. The Adviser allocates the Fund’s assets in response to, among other considerations, changing market, financial, economic, and political factors and events that the Fund’s portfolio managers believe may affect the values of the Fund’s investments. The allocation of capital to sectors and securities within each sector in the Fund is driven primarily by the Adviser’s assessment of relative value offered by each sector and security, respectively.
The Adviser seeks to actively manage the Fund’s risks on an on-going basis to mitigate the risks of excessive losses by the portfolio overall. In managing portfolio risk, the Adviser takes into consideration its view of the following factors, among others: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current monetary and fiscal policy.
The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. A bond is a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The term “bond” is interpreted broadly by the Adviser as an instrument or security evidencing a promise to pay some amount rather than evidencing the corporate ownership of equity, unless that equity represents an indirect or derivative interest in one or more bonds. The Fund may invest in both investment grade and high yield fixed income securities (commonly known as “junk bonds”), subject to investing no more than 50% of its total assets (measured at the time of investment) in securities rated below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality. Under normal circumstances, the average portfolio duration of the fixed-income portion of the Fund’s portfolio will vary from negative three (-3) years to positive eight (8) years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. As a separate measure, there is no limit on the weighted average maturity of the Fund’s portfolio.
The Fund may invest in foreign securities, and up to 50% of the Fund’s total assets may be invested in emerging markets and instruments that are economically tied to emerging market countries. The Fund considers emerging market countries to include all of the countries in the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, the J.P. Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified, the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM), the MSCI Emerging Markets Index and the MSCI Frontier Markets Index. Instruments considered to be economically tied to emerging market countries are (i) those that are principally traded in an emerging market country, or (ii) those that are issued by: (a) an issuer organized under the laws of or maintaining a principal place of business in an emerging market country, (b) an issuer that derives or is expected to derive 50% or more of its total revenues, earnings or profits from business activity in an emerging market country, or that maintains or is expected to maintain 50% or more of its employees, assets, investments or operations in an emerging market country, or (c) a governmental or quasi-governmental entity of an emerging market country. The emerging market fixed-income securities in which the Fund may invest are not subject to any minimum credit quality standards, so long as the value of those investments does not cause the Fund to exceed its limit on investments in securities rated below investment grade.
The Fund normally limits its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 40% of its total assets. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances.
The Fund may sell securities and other instruments short provided that not more than 25% of its net assets is held as collateral for those transactions. Derivatives are used in an effort to hedge investments, for risk management or to increase income or gains for the Fund. The types of derivative instruments in which the Fund will principally invest are currency and other futures, forward contracts, options, and swap agreements (typically interest rate swaps, index-linked swaps, total return swaps and credit default swaps). The Fund may invest up to 10% of its total assets in preferred stock and up to 5% in common stock of domestic and foreign companies. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
Principal Risks
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	Debt Securities Risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	Market Risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	Interest Rate Risk: the risk that debt securities may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

•	Credit Risk: the risk that an issuer may default in the payment of principal and/or interest on a security.

•	Inflation Risk: the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

•	Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Mortgage-Backed Securities Risk: the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

•	Asset-Backed Securities Risk: the risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

•	Below Investment Grade Mortgage-Backed Securities Risk: the Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the markets for such below investment grade securities, and for below investment grade asset-backed securities in general, have been characterized at times by less liquidity than the market for analogous investment grade securities, particularly during the financial crisis of 2007 and 2008.

•	Junk Bond Risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	Emerging Markets Risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	Distressed and Defaulted Securities Risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

•	Equity Risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•	Futures Contracts Risk: the risk of investing in futures contracts, which includes (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.

•	Securities Selection Risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or those included in benchmarks that are representative of the same asset class because of the portfolio managers’ choice of securities.

•	Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	Frequent Trading Risk: the risk that frequent trading may lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund.

•	Foreign Investing Risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. In addition, Russia’s recent military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments.

•	Foreign Currency Risk: the risk that foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	Swap Agreements Risk: the risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results. Also, because the Fund may use multiple investment strategies, it may use a strategy that produces a less favorable result than would have been produced by another strategy.
•	Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	Valuation Risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	Prepayment Risk: the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

•	Extension Risk: the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

•	Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, the Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	Counterparty Risk: the risk that the other party to a contract, such as a derivatives contract, may not fulfill its contractual obligations.

•
U.S. Government Securities Risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.
Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class M shares. Class M performance is lower than Class I performance because Class I has lower expenses than Class M. The table compares the average annual total returns of the Fund to a broad-based securities market index and a secondary benchmark index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception date of Class M shares and Class I shares of the Fund is September 30, 2011. The inception date for the Plan Class shares is March 6, 2020. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241-4671.
Unconstrained Bond Fund – Class M Shares
Annual Total Returns for Year Ended 12/31
Year-to-Date Total Return of Class M Shares as of June 30, 2024: 2.00%

Highest:	6.35%	(quarter ended June 30, 2020)
Lowest:	-5.99%	(quarter ended March 31, 2020)
Average Annual Total Returns
(For Periods Ended December 31, 2023)

Share Class	1 Year	5 Years	10 Years	Since Inception
M – Before Taxes	7.47%	1.93%	2.08%	3.83%
- After Taxes on Distributions	4.73%	0.22%	0.70%	2.40%
- After Taxes on Distributions and Sale of Fund Shares	4.36%	0.78%[1]	1.01%[1]	2.39%
I – Before Taxes	7.87%	2.23%	2.37%	4.11%
Plan – Before Taxes	7.83%	N/A	N/A	1.03%
Bloomberg U.S. Aggregate Bond Index[2]	5.53%	1.10%	1.81%	1.74%
Bloomberg U.S. Treasury Bills: 1‑3 Months Index	5.14%	1.87%	1.23%	1.01%

[1]
The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

[2]
Per the SEC’s new Tailored Shareholder Reports rule, effective July 29, 2024, the Fund’s primary benchmark is the Bloomberg U.S. Aggregate Bond Index. The Fund will continue to show performance of the Bloomberg U.S. Treasury Bills: 1-3 Months Index, the Fund’s secondary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class M Shares. After-tax returns for other classes will vary. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.
Investment Adviser
Metropolitan West Asset Management, LLC.

Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA[1]	13 Years	Generalist Portfolio Manager

Bryan T. Whalen, CFA	13 Years	Generalist Portfolio Manager

Steven J. Purdy	Since August 2023	Specialist Portfolio Manager

Jerry Cudzil	Since September 2023	Generalist Portfolio Manager

Ruben Hovhannisyan, CFA	Since September 2023	Generalist Portfolio Manager

[1]	Stephen M. Kane will retire effective December 31, 2024.
Other Important Information Regarding Fund Shares
For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 65 of this prospectus.

Summary of Other Important Information
Regarding Fund Shares

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Funds on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for shares of the Funds are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (TCW Metropolitan West Funds, c/o BNY Mellon Investment Servicing, P.O. Box 534453, Pittsburgh, PA 15253-4453), or by telephone at (800) 241-4671. You may also purchase or redeem shares of the Funds through your dealer or financial advisor. Plan Class shares offered by the Total Return Bond Fund are intended for retirement plans, including defined benefit and defined contribution plans (which may include participant-directed plans).
Purchase Minimums for Each Share Class
The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases. A broker-dealer or other financial intermediary may require a higher minimum initial investment, or may aggregate or combine accounts in order to allow its customers to apply a lower minimum investment. Participants in a defined contribution plan, such as a 401(k) plan, can invest in the Plan Class only if the plan as a whole meets the minimum investment threshold.

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Class M
Regular Accounts	$5,000	$0
Individual Retirement Accounts	$1,000	$0
Automatic Investment Plan	$5,000	$100

Class I
Regular Accounts	$3,000,000	$50,000

Class I-2
Regular Accounts	$3,000,000	$50,000

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Administrative Class
Regular Accounts	$2,500	$0
Individual Retirement Accounts	$1,000	$0

Plan Class
Regular Accounts (Defined Benefit and Defined Contribution Plans)	$25,000,000	$50,000
Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may, directly or through the Fund’s principal underwriter, pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Plan Class shares do not make payments to broker-dealers or other financial intermediaries.

Additional Fund Information

General
Information about each Fund’s investment objective, principal investment strategies, investment practices and principal risk factors appears in the relevant summary section for each Fund at the beginning of the Prospectus. Each Fund’s investment objective is fundamental and cannot be changed without shareholder approval. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Funds. Some of the Funds may use the investment strategies discussed below more than other Funds.
Principal Investment Strategies
Certain Funds have adopted a policy to invest at least 80% of their net assets, plus any borrowing for investment purposes, in a particular type of security. A Fund may change its 80% policy upon 60 days written notice to shareholders.
Each Fund may engage in defensive investing, which is a deliberate, temporary shift in portfolio strategy that may be undertaken when markets start behaving in volatile or unusual ways. Each Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of U.S. or foreign governments, certificates of deposit, bankers’ acceptances, high-grade commercial paper, repurchase agreements, money market funds and cash. When a Fund has invested defensively in low risk, low return securities, it may not achieve its investment objectives. References to minimum credit ratings or quality for securities apply to the time of investment. Downgrades do not require disposition of a holding.
The Funds each invest in a diversified portfolio of fixed-income securities of varying maturities with a different portfolio “duration.” Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of “term to maturity.” Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Traditionally, a fixed-income security’s “term to maturity” has been used to determine the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a fixed-income security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.
Duration is used in the management of the Funds as a tool to measure interest rate risk. For example, a Fund with a portfolio duration of 2 years would be expected to change in value 2% for every 1% move in interest rates. For a more detailed discussion of duration, see “Securities and Techniques used by the Funds — Duration” in the Statement of Additional Information.
AlphaTrak 500 Fund
The Fund is an enhanced S&P 500 Index fund that combines a fixed-income portfolio with non-leveraged investments in S&P 500 Index futures. The Adviser actively manages the fixed-income portfolio in an effort to produce an investment return that, when combined with the Fund’s return on the S&P 500 Index futures, will exceed the total return of the S&P 500 Index. The Fund may also use S&P 500 swap contracts or ETFs that track the S&P 500 Index together or in lieu of the S&P index futures. Additional information about the risks of swap contracts can be found under “Principal Risks.”
Under normal circumstances, the Fund invests primarily in S&P 500 Index futures contracts with a contractual or “notional” value substantially equal to the Fund’s total assets and in fixed-income securities. The Fund typically makes margin deposits with futures commission merchants (broker-dealers for futures contracts) with a total value equal to approximately 4-5% of the notional value of the futures contracts and invests the rest of its assets in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of up to three years under normal circumstances. The meaning of “duration” is explained under “Additional Fund Information — Principal Investment Strategies.” The dollar-weighted average maturity of the Fund’s portfolio is up to five years. The Fund’s portfolio investments may include bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money market securities, swaps (including credit default swaps) and other derivatives (including futures and options), private placements, defaulted debt securities and securities offered pursuant to Rule 144A of the Securities Act of 1933, as amended (“Rule 144A Securities”). The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.

Under normal circumstances, at least 85% of the Fund’s fixed income investments are rated at least investment grade by at least one of the nationally recognized statistical rating organizations or unrated securities determined by the Adviser to be of comparable quality. Up to 15% of the Fund’s fixed income investments may be invested in securities rated below investment grade.
The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 15% of its assets in emerging market securities. The Fund may invest in securities issued by entities in any country or region.
The Fund may normally borrow or sell securities short up to 25% of the value of its total assets. The Adviser normally sells debt or equity securities “short” that the Adviser believes will underperform comparable securities, drawing on analyses of earnings, timing, pricing, or other factors.
The Fund is not designed for investors that are sensitive to taxable gains. This Fund will recognize most gains, if any, in each taxable year and is most suitable for tax-deferred or non-taxable investors such as IRAs and employee benefit plans.
The S&P 500 Index consists of 500 stocks chosen by S&P Dow Jones Indices for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock’s weight in the S&P 500 Index proportionate to its market value. The Fund is neither sponsored by, nor affiliated with, S&P Dow Jones Indices.
Corporate Bond Fund
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. The Fund considers these debt instruments to constitute bonds. A bond is a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The term “bond” is interpreted broadly by the Adviser as an instrument or security evidencing a promise to pay some amount rather than evidencing the corporate ownership of equity, unless that equity represents an indirect or derivative interest in one or more bonds.
Under normal circumstances, the Fund’s portfolio duration varies from three to nine years. The meaning of “duration” is explained under “Additional Fund Information — Principal Investment Strategies.” Under normal circumstances, there is no limit on the weighted average maturity of the Fund’s portfolio. In addition to corporate bonds, the Fund’s portfolio investments may include government bonds, notes, securities issued by government agencies, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), U.S. and non-U.S. money market securities, municipal securities, preferred stock, common stock, warrants, swaps (including interest rate swaps, index-linked swaps, total return swaps and credit default swaps) and other derivatives (including currency and other futures, forward contracts and options), private placements and Rule 144A Securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
Under normal circumstances, the Fund invests at least 80% of its total assets (measured at the time of investment) in securities rated investment grade by at least one of the nationally recognized statistical rating organizations (i.e., debt securities rated at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by S&P Global Ratings (“S&P”) or BBB- by Fitch Ratings, Inc. (“Fitch”), or A-2 by S&P, P-2 by Moody’s or F-2 by Fitch for short-term debt obligations) or unrated securities determined by the Adviser to be of comparable quality. Up to 20% of the Fund’s net assets may be invested in securities rated below investment grade or unrated securities determined by the Adviser to be of comparable quality. The emerging market fixed-income securities in which the Fund may invest are not subject to any minimum credit quality standards, so long as the value of those investments does not cause the Fund to exceed its limit on investments in securities rated below investment grade.
The Fund may invest in securities issued by entities in any country or region. Investments in securities that are not denominated in U.S. dollars are limited to a maximum of 20% of the Fund’s assets. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain similar or alternative market exposure to the securities in which it directly invests by instead using other investment techniques such as derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls. Please see “Securities and Techniques Used by the Funds” in the Statement of Additional Information for additional information regarding those investment types.
The Fund may sell securities and other instruments short provided that not more than 33 1/3% of its net assets is held as collateral for those transactions. The Adviser normally sells debt or equity securities “short” that the Adviser believes will underperform comparable securities, drawing on analyses of earnings, timing, pricing, or other factors.
The Fund may invest, without limitation, in derivative instruments, including premiums and margins on derivative instruments such as futures and options. The Fund may also enter into various types of swap agreements. These can include, for example, credit default, interest rate, total return and index swap agreements. These transactions attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors, where there is any agreement to exchange the returns on particular investments. Whether a Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Credit default swaps involve parties effectively buying or selling protection with respect to whether an event of default by a selected entity (or entities) will occur. Interest rate swaps involve the exchange of interest payments by the Fund with another party, such as an exchange of floating rate payments for fixed interest rate payments. A total return swap is the generic name for any swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows. Total return swaps are most commonly used with indices, single stocks, bonds and defined portfolios of loans and mortgages.
Floating Rate Income Fund
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of floating rate investments and in investments that are the economic equivalent of floating rate investments. In selecting floating rate loans or debt and other securities for the Fund, the Adviser seeks to identify issuers and industries that it expects to experience stable or improving financial conditions. The Adviser’s analysis may include, among other factors, some or all of the following: (i) credit research on the issuers’ financial strength; (ii) assessment of the issuers’ ability to meet principal and interest payments; (iii) general industry trends; (iv) the issuers’ managerial strength; (v) changing financial conditions; (vi) borrowing requirements or debt maturity schedules; and (vii) the issuers’ responsiveness to changes in business conditions and interest rates. The Adviser analyzes relative values among issuers based on, among other factors, anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. The Adviser monitors floating rate loans or debt or other securities in which the Fund has invested. There can be no assurance that this analysis will identify factors that may impair the value of the floating rate loans or debt or other securities held by the Fund. The Fund’s investments may have any credit quality without limitation, including investments rated below investment grade. Under normal circumstances, a substantial portion of the Fund’s portfolio consists of leveraged loans rated below investment grade or unrated. The Fund’s portfolio securities may have any duration or maturity. The meaning of “duration” is explained under “Additional Fund Information — Principal Investment Strategies.”
The Fund’s portfolio investments may include bank loans, senior secured floating rate loans or debt, second lien or other subordinated or unsecured floating rate loans or debt, fixed-rate loans or debt (such as corporate bonds, preferred securities, convertible securities, mezzanine investments, collateralized loan obligations, senior loans, second lien loans, structured products and U.S. government debt securities), defaulted deb securities, written credit derivatives, common stock or other equity securities, swaps (including credit default swaps and interest swaps) and other derivatives (including futures, options, options on futures, and forward contracts). The Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information.
Under normal circumstances, the Fund invests at least 80% of its assets in loans and other securities of U.S. issuers or issuers with their primary operations, assets or management activities in the U.S. (including limited purpose controlled affiliates outside of the U.S. that borrow or issue securities primarily for the benefit of their U.S. parent companies or affiliates). The Fund may invest up to 20% of its assets in securities of foreign issuers. Investments in securities of foreign issuers that are not denominated in U.S. dollars are limited to a maximum of 20% of the Fund’s assets. The Fund may invest up to 20% of its assets in emerging market securities. The Fund may invest in securities issued by entities in any country or region.
The Fund may sell securities and other instruments short provided that not more than 15% of its net assets are held as collateral for those transactions. The Adviser normally sells debt or equity securities “short” that the Adviser believes will underperform comparable securities, drawing on analyses of earnings, timing, pricing, or other factors.
The Fund may enter into various types of swap agreements as noted previously. These can include, for example, credit default, interest rate, total return, index and currency exchange rate swap agreements. These transactions attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors, where there is an agreement to exchange the returns on particular investments.
Whether the Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Credit default swaps involves parties effectively buying or selling protection with respect to whether an event of default by a selected entity (or entities) will occur. Interest rate swaps involve the exchange of interest payments by the Fund with another party, such as an exchange of floating rate payments for fixed interest rate payments. A total return swap is the generic name for any swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows. Total return swaps are most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The Fund will segregate or earmark its liquid assets in an amount equal to the market value of its obligation to the counterparty under each swap agreement.
High Yield Bond Fund
The Fund invests in a diversified portfolio of high yield fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of two to eight years under normal circumstances. The meaning of “duration” is explained under “Additional Fund Information — Principal Investment Strategies.” The dollar-weighted average maturity of the Fund’s portfolio ranges from two to fifteen years under normal circumstances. The Fund’s portfolio investments may include corporate bonds, mezzanine investments, swaps (including credit default swaps) and other derivatives (including currency and other futures and options), bank loans, preferred stock, common stock, warrants, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), foreign securities (including Yankees and emerging markets securities), U.S. Treasuries and agency securities, cash and cash equivalents (such as money-market securities, commercial paper, certificates of deposit and bankers acceptances), private placements, defaulted debt securities and Rule 144A Securities and unrated securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
The Adviser focuses the Fund’s portfolio holdings in areas of the bond market that the Adviser believes to be relatively undervalued, based on its analysis of quality, sector, coupon or maturity, and that the Adviser believes offer attractive prospective risk-adjusted returns compared to other segments of the bond market. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of high yield securities (commonly known as “junk bonds”), which are bonds rated below investment grade by at least one of the nationally recognized statistical rating organizations (i.e., debt securities rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch, or A2 by S&P, P-2 by Moody’s or F-2 by Fitch for short-term debt obligations), or unrated securities determined by the Adviser to be of comparable quality. The remainder of the Fund’s net assets may be invested in investment grade securities rated by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.
The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market securities. The Fund may invest in securities issued by entities in any country or region. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally does not do so.
The Fund may invest in futures and options and may invest up to 15% of its total assets in premiums and margins on derivative instruments such as futures and options. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain similar or alternative market exposure to the securities in which it directly invests by instead using other investment techniques such as derivatives, repurchase agreements, reverse repurchase agreements, and dollar rolls. Please see “Securities and Techniques Used by the Funds” in the Statement of Additional Information for additional information regarding those investment types.
The Fund may normally borrow or short sell up to 33 1/3% of the value of its total assets. The Adviser normally sells debt or equity securities “short” that the Adviser believes will underperform comparable securities, drawing on analyses of earnings, timing, pricing, or other factors.
Intermediate Bond Fund
The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of one to six years under normal circumstances. The meaning of “duration” is explained under “Additional Fund Information — Principal Investment Strategies.” The dollar-weighted average maturity of the Fund’s portfolio ranges from three to seven years under normal circumstances. The Fund’s portfolio investments may include bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money-market securities, municipal securities, swaps (including credit default swaps) and other derivatives (including futures, options and forward contracts), private placements, defaulted debt securities and Rule 144A Securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
Under normal circumstances, the Fund invests at least 90% of its net assets in securities rated investment grade by at least one of the nationally recognized statistical rating organizations (i.e., debt securities rated at least Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch, or A-2 by S&P, P-2 by Moody’s or F-2 by Fitch for short-term debt obligations), or unrated securities determined by the Adviser to be of comparable quality. Up to 10% of the Fund’s net assets may be invested in securities rated below investment grade or unrated securities determined by the Adviser to be of comparable quality.
The Fund also invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds.
The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market securities. The Fund may invest in securities issued by entities in any country or region.
The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally does not do so. The Fund may invest in futures and options and may invest up to 15% of its total assets in premiums and margins on derivative instruments such as futures and options. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain similar or alternative market exposure to the securities in which it directly invests by instead using other investment techniques such as derivatives, repurchase agreements, reverse repurchase agreements, and dollar rolls. Please see “Securities and Techniques Used by the Funds” in the Statement of Additional Information for additional information regarding those investment types.
The Fund may normally short sell up to 25% of the value of its total assets. The Adviser normally sells debt or equity securities “short” that the Adviser believes will underperform comparable securities, drawing on analyses of earnings, timing, pricing, or other factors.
Investment Grade Credit Fund
The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities), including those in emerging markets, with a portfolio duration of two to eight years under normal circumstances. The Fund may invest in securities issued by entities in any country or region. The meaning of “duration” is explained under “Additional Fund Information — Principal Investment Strategies.” The Fund’s portfolio investments may include bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money market securities, municipal securities, preferred stock, common stock, warrants, swaps (including credit default swaps) and other derivatives (including futures, options and forward contracts), private placements and Rule 144A Securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating. The Adviser focuses the Fund’s portfolio holdings in areas of the bond market that the Adviser believes to be relatively undervalued, based on its analysis of quality, sector, coupon or maturity, and that the Adviser believes offer attractive prospective risk-adjusted returns compared to other segments of the bond market.
Under normal circumstances, the Fund invests at least 90% of its net assets in securities rated investment grade by at least one of the nationally recognized statistical rating organizations (i.e., debt securities rated at least Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch, or A-2 by S&P, P-2 by Moody’s or F-2 by Fitch for short-term debt obligations), or unrated securities determined by the Adviser to be of comparable quality. Up to 10% of the Fund’s net assets may be invested in securities rated below investment grade or unrated securities determined by the Adviser to be of comparable quality. The emerging market fixed-income securities in which the Fund may invest are not subject to any minimum credit quality standards, so long as the value of those investments does not cause the Fund to exceed its limit on investments in securities rated below investment grade. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments.
Investments in securities that are not denominated in U.S. dollars are limited to a maximum of 20% of the Fund’s assets. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates but is under no obligation to do so under any circumstances. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain similar or alternative market exposure to the securities in which it directly invests by instead using other investment techniques such as derivatives, repurchase agreements, reverse repurchase agreements, and dollar rolls. Please see “Securities and Techniques Used by the Funds” in the Statement of Additional Information for additional information regarding those investment types.
The Fund may sell securities and other instruments short provided that not more than 33 1/3% of its net assets is held as collateral for those transactions. The Adviser normally sells debt or equity securities “short” that the Adviser believes will underperform comparable securities, drawing on analyses of earnings, timing, pricing, or other factors. The Fund may invest, without limitation, in derivative instruments, including forward contracts, futures and options. The Fund may also enter into various types of swap agreements. These can include, for example, credit default, interest rate, total return and index swap agreements. These transactions attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are contracts entered into primarily by institutional investors, where there is any agreement to exchange the returns on particular investments. Some swaps are traded or are otherwise available through exchanges and other centralized clearing facilities with standardized terms and collateral requirements. Whether a Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Credit default swaps involve parties effectively buying or selling protection with respect to whether an event of default by a selected entity (or entities) will occur. Interest rate swaps involve the exchange of interest payments by the Fund with another party, such as an exchange of floating rate payments for fixed interest rate payments. A total return swap is the generic name for any swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows. Total return swaps are most commonly used with indices, single stocks, bonds and defined portfolios of loans and mortgages.
Low Duration Bond Fund
The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of up to three years under normal circumstances. The meaning of “duration” is explained under “Additional Fund Information — Principal Investment Strategies.” The dollar-weighted average maturity of the Fund’s portfolio ranges from one to five years under normal circumstances. The Fund’s portfolio investments may include bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money market securities, municipal securities, swaps (including credit default swaps) and other derivatives (including futures, options and swaptions), private placements, defaulted debt securities and Rule 144A Securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
Under normal circumstances, the Fund invests at least 70% of its net assets in highly rated fixed income securities (i.e., debt securities rated at least A by Moody’s, S&P or Fitch, or A-2 by S&P, P-2 by Moody’s or F-2 by Fitch for short-term debt obligations), or unrated securities determined by the Adviser to be of comparable quality. Up to 30% of the Fund’s net assets may be invested in securities rated below highly rated securities by all three of the nationally recognized statistical rating organizations or unrated securities determined by the Adviser to be of comparable quality. Of that amount, not more than 20% of the Fund’s net assets may be invested in securities rated below investment grade (i.e., debt securities rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch, or A2 by S&P, P-2 by Moody’s or F-2 by Fitch for short-term debt obligations) or unrated securities determined by the Adviser to be of comparable quality. The Fund also invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds.
The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market securities. The Fund may invest in securities issued by entities in any country or region. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally does not do so. The Fund may invest in futures and options and may invest up to 15% of its total assets in premiums and margins on derivative instruments such as futures and options. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain similar or alternative market exposure to the securities in which it directly invests by instead using other investment techniques such as derivatives, repurchase agreements, reverse repurchase agreements, and dollar rolls. Please see “Securities and Techniques Used by the Funds” in the Statement of Additional Information for additional information regarding those investment types.
The Fund may normally short sell up to 25% of the value of its total assets. The Adviser normally sells debt or equity securities “short” that the Adviser believes will underperform comparable securities, drawing on analyses of earnings, timing, pricing, or other factors.
Strategic Income Fund
The Fund uses techniques intended to provide absolute (positive) returns in all markets and employs a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund focuses on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund focuses on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector and issue-specific dislocations. A fuller description of these and other strategies may be found below and in the Fund’s Statement of Additional Information.
The major strategies to be employed by the Adviser include:
Relative Value/Arbitrage Strategies, which include investing both long and short in related securities or other instruments to take advantage of perceived discrepancies in market prices. Arbitrage strategies typically employ leverage. These strategies may include:

•	Capital Structure Arbitrage, which involves seeking out the expanded variety of different instruments that a corporation may use for funding (equity, preferred, convertibles, bonds, loans, senior debt versus junior debt, secured versus unsecured, lease versus sale, putable versus callable). The Adviser believes it has become increasingly difficult for the market to continuously price the different financial instruments issued by an entity efficiently and, thus, the opportunities for arbitraging the capital structure of entities (loans versus bonds, senior debt versus junior debt, holding company versus subsidiary, putables versus callables, etc.) have increased as well.

•	Commodities/Futures Arbitrage, which involves arbitraging intra- and inter-market price discrepancies among the various commodity and interest rate futures markets.

•	Convertible Arbitrage, which is hedged investing in the convertible securities of a company such as buying the convertible bond and shorting the common stock of the same company.

•	Interest Rate Arbitrage, which involves buying long and short different debt securities, interest rate swap arbitrage, and U.S. and non-U.S. government bond arbitrage.

Trading/Market-Timing Strategies, which are designed to benefit from cyclical relationships that exist in certain markets, sectors and security types. Examples would be:

•	Interest Rate Timing, which is based on the premise that interest rates have historically exhibited a cyclical pattern. Real interest rates (nominal interest rates less inflation) have been higher during economic expansions and have decreased as the economy slows. The Adviser uses this relationship to set the average duration of the Fund to benefit over a full market cycle from changes in interest rates. This investment process uses cost-averaging of new investments to adjust the duration of the Fund higher as real interest rates rise beyond their historic normal levels, and adjusts the duration lower as real interest rates move lower. At times, the portfolio’s average duration may be negative if real interest rates are negative.

•	Yield Curve Relationships and Arbitrage, which presumes that like interest rates, the relationship between bonds of various maturities has been highly variable across the economic cycle. The Fund seeks to take advantage of these movements both with relative value trades as described above and by concentrating the portfolio in the historically most undervalued sections of the yield curve. These strategies seek to benefit from the cyclical changes that occur in the shape of the yield curve.

•	Sector and Issue Allocations, where the Adviser strives to benefit from cyclical changes between sectors of the fixed-income markets. This is accomplished by using relative value and historical benchmarks to determine when sectors are undervalued. It might be implemented through long-only positions or a combination of long and short positions. The Adviser will use fundamental research to find individual issuers of securities that the Adviser believes are undervalued and have high income and the potential for price appreciation.
Income Strategies, where the Adviser seeks to invest the Fund’s assets in a manner that will generate high monthly income. The objective of this approach is to create income that will smooth the returns of the trading-oriented strategies listed above. This approach focuses on traditional fixed income strategies including investment in investment grade corporate bonds, high yield corporate bonds, mortgage-backed and asset-backed securities, preferred stock and high dividend yielding equity securities.
High Yield Investment Strategies, where the Fund invests in high yield fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) of any portfolio duration. These strategies are designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. Accordingly, the Adviser concentrates the Fund’s bond holdings in areas of the bond market that the Adviser believes to be relatively undervalued, based on its analysis of quality, sector, coupon or maturity, and that the Adviser believes offer attractive prospective risk-adjusted returns compared to other segments of the bond market. The meaning of “duration” is explained under “Additional Fund Information — Principal Investment Strategies.” The dollar-weighted average maturity of the Fund’s portfolio of such high yield securities typically ranges from two to fifteen years.
Long-Short or Market-Neutral Equity Strategies, which are designed to exploit equity market inefficiencies and generally involve being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same sector or market. Under these strategies, the Adviser seeks to hold stocks “long” that the Adviser believes will perform better than comparable stocks, and sell stocks “short” that the Adviser believes will underperform comparable stocks, drawing on analyses of earnings, timing, pricing, or other factors. This type of investing may reduce market risk, but effective stock analysis and stock picking are essential to obtaining positive results.
Event Driven and Special Situation Strategies, which are designed to benefit from price movements caused by anticipated corporate events such as a merger, acquisition, spin-off, liquidation, reorganization or other special situation. To implement some or all of these strategies, the Fund’s portfolio investments may include (but are not limited to): corporate bonds, mezzanine investments, swaps (including credit default swaps) and other derivatives (including currency and other futures and options), bank loans, municipal securities, preferred stock, common stock, warrants, convertible bonds, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), derivatives of asset- backed securities (including those involving net interest margins), foreign securities (including Yankees and emerging markets securities), U.S. Treasuries and agency securities, cash and cash equivalents (such as money market securities, commercial paper, certificates of deposit and bankers acceptances), private placements, defaulted debt securities, Rule 144A Securities and unrated securities. Many of these investments may have interest rates that are fixed, variable or floating.

Under normal circumstances, the average dollar-weighted credit quality of the Fund’s long-term debt investments is investment grade (i.e., rated Baa1 by Moody’s or BBB+ by S&P or BBB+ by Fitch or unrated securities determined by the Adviser to be of comparable quality). The Fund may invest up to 50% of its assets (measured at the time of investment) in debt securities rated below investment grade or unrated securities determined by the Adviser to be of comparable quality. Below investment grade securities are sometimes called “junk bonds.”
The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. Investments in securities of foreign issuers that are not denominated in U.S. dollars are limited to a maximum of 30% of the Fund’s assets. The Fund may also invest up to 15% of its assets in emerging market securities. The Fund may invest in securities issued by entities in any country or region. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally does not do so. The Fund may invest a substantial portion of its assets in derivative instruments, such as futures and options. The Fund may borrow from banks and/or other financial institutions or through reverse repurchase agreements. The Fund also may seek to obtain similar or alternative market exposure to the securities in which it directly invests by instead using other investment techniques such as derivatives, repurchase agreements, reverse repurchase agreements, and dollar rolls. Please see “Securities and Techniques Used by the Funds” in the Statement of Additional Information for additional information regarding those investment types.
The Fund may normally borrow or sell securities short each up to 33 1/3% of the value of its total assets. The Adviser normally sells debt or equity securities “short” that the Adviser believes will underperform comparable securities, drawing on analyses of earnings, timing, pricing, or other factors.
Sustainable Securitized Fund
The Fund invests in a diversified portfolio of securitized fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of two to eight years under normal circumstances. The meaning of “duration” is explained under “Additional Fund Information — Principal Investment Strategies.” The dollar-weighted average maturity of the Fund’s portfolio ranges from two to fifteen years. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities issued by securitized vehicles and similar instruments that the Adviser believes satisfy proprietary screening criteria that identify securities with positive environmental, social, or sustainable factors. Sustainable investment strategies such as those of the Fund are generally intended for long-term rather than short-term investors. The Fund’s portfolio investments may include bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money market securities, swaps (including credit default swaps) and other derivatives (including futures, options and forward contracts), private placements, defaulted debt securities and Rule 144A Securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
In determining whether to buy or sell investments, the portfolio management team evaluates each investment idea based on, among other factors, the team’s view of its current income potential, risk level, capital appreciation potential, and how it fits within the Fund’s overall portfolio. The allocation of capital to sectors and securities within each sector in the Fund is driven primarily by the Adviser’s assessment of relative value offered by each sector and security, respectively, with additional screening to determine whether securities meet the portfolio manager’s criteria to invest in securities with positive environmental, social, or sustainable attributes.
The Fund’s investment selection process takes into consideration factors that the portfolio managers believe help identify investments with positive environmental, social or sustainable attributes, as determined by the Adviser’s proprietary criteria. In implementing its sustainable investment strategy, the Adviser evaluates potential investments on a number of factors, including, but not limited to, the following: support for affordable housing and community development, especially serving low- and moderate-income individuals and communities; mortgage-backed securities that support energy efficiency and broader “green” initiatives, such as LEED-certified buildings and other “green” mortgages; certain non-mortgage related asset-backed securities, such as collateralized loan obligations with ESG-related exclusionary criteria; and commercial and consumer secured and unsecured debt related to sustainable initiatives, such as solar facilities. Governance review includes, but is not limited to: lending programs, borrower education and disclosure, origination policies, servicing practices, and securitization deal structure. The Adviser uses a combination of proprietary research, third-party data, and engagement with issuers, originators, industry standard setters, and others to assess the sustainable criteria of the assets and to understand the importance of these factors to an investment’s performance. All of these sources may not be used in every instance. Evaluating sustainable attributes and risk factors is part of the investment analysis (alongside traditional financial metrics) and informed investment decision making with the goal of improving risk-adjusted returns, consistent with the Fund’s investment objectives.
Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade securities (i.e., debt securities rated at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by S&P or BBB- by Fitch Ratings, Inc. (“Fitch”), or A-2 by S&P Global Ratings (“S&P”), P-2 by Moody’s or F-2 by Fitch for short-term debt obligations, or unrated securities determined by the Adviser to be of comparable quality). Up to 20% of the Fund’s net assets may be invested in securities rated below investment grade or unrated securities determined by the Adviser to be of comparable quality.
The Fund invests in the U.S. and international securitized markets, including securities denominated in foreign currencies. The Fund has the flexibility to allocate up to 20% of its total assets to securities of foreign issues denominated in U.S. dollars or foreign currencies. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances. Up to 10% of the Fund’s total assets may be invested in emerging markets and instruments that are economically tied to emerging market countries.
The Fund may normally borrow or sell securities short each up to 33 1/3% of the value of its total assets. The Fund may invest up to 20% of its net assets in securities that the Adviser does not consider to be sustainable investments. The Fund may invest in futures and options and may invest up to 15% of its total assets in premiums and margins on derivative instruments such as futures and options. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain similar or alternative market exposure to the securities in which it directly invests by instead using other investment techniques such as derivatives, repurchase agreements, reverse repurchase agreements, and dollar rolls. The types of derivatives in which the Fund will principally invest are options, futures and swap agreements, as well as: (i) securitized instruments that isolate specific cash flows, such as Principal only (PO) bonds or Interest only (IO) bonds; (ii) tiered index bonds that reference a series of cash securitizations (such as CMBX, a non-agency securitized index where the underlying assets are commercial mortgage-backed securities), and (iii) TBAs (to-be-announced securities). PO and IO bonds are debt obligations that strip the principal cash flows from the interest cash flows of mortgage collateral, such that the principal cash flows form one bond, the PO, and the interest cash flows form a separate bond, the IO. Tiered index bonds are derivative instruments for which the interest rate is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed; if, however, the specified index or market rate rises above the “strike” rate, the interest rate on the tiered index bond will decrease. TBAs are to-be-announced mortgage pass-through securities, which settle on a delayed delivery basis, thus giving them a derivative nature. Please see “Securities and Techniques Used by the Funds” in the Statement of Additional Information for additional information regarding those investment types.
Total Return Bond Fund
The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of two to eight years under normal circumstances. The meaning of “duration” is explained under “Additional Fund Information — Principal Investment Strategies.” The dollar-weighted average maturity of the Fund’s portfolio ranges from two to fifteen years. The Fund’s portfolio investments may include bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money market securities, municipal securities, swaps (including credit default swaps) and other derivatives (including futures, options and forward contracts), private placements, defaulted debt securities and Rule 144A Securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
The Adviser focuses the Fund’s portfolio holdings in areas of the bond market that the Adviser believes to be relatively undervalued, based on its analysis of quality, sector, coupon or maturity, and that the Adviser believes offer attractive prospective risk-adjusted returns compared to other segments of the bond market.

Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade securities (i.e., debt securities rated at least Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch, or A-2 by S&P, P-2 by Moody’s or F-2 by Fitch for short-term debt obligations, or unrated securities determined by the Adviser to be of comparable quality). Up to 20% of the Fund’s net assets may be invested in securities rated below investment grade or unrated securities determined by the Adviser to be of comparable quality. The Fund also invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds.
The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market securities. The Fund may invest in securities issued by entities in any country or region. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally does not do so.
The Fund may invest in futures and options and may invest up to 15% of its total assets in premiums and margins on derivative instruments such as futures and options. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain similar or alternative market exposure to the securities in which it directly invests by instead using other investment techniques such as derivatives, repurchase agreements, reverse repurchase agreements, and dollar rolls. Please see “Securities and Techniques Used by the Funds” in the Statement of Additional Information for additional information regarding those investment types.
The Fund may normally short sell up to 25% of the value of its total assets. The Adviser normally sells debt or equity securities “short” that the Adviser believes will underperform comparable securities, drawing on analyses of earnings, timing, pricing, or other factors.
Ultra Short Bond Fund
The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration that will remain within one year of its benchmark index under normal circumstances. The meaning of “duration” is explained under
“Additional Fund Information — Principal Investment Strategies.” The Fund’s dollar-weighted average portfolio maturity can exceed one year. The Fund also seeks to maintain a low degree of share price fluctuation. The Fund’s portfolio investments may include bonds, notes, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), bank loans, U.S. and non-U.S. money market securities, municipal securities, swaps (including credit default swaps) and other derivatives (including futures, options and forward contracts), private placements, defaulted debt securities and Rule 144A Securities. The Fund’s fixed income investments may have interest rates that are fixed, variable or floating.
Under normal circumstances, the Fund invests at least 90% of its net assets in securities rated investment grade by at least one of the nationally recognized statistical ratings organizations (i.e., debt securities rated at least Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch, or A-2 by S&P, P-2 by Moody’s or F-2 by Fitch for short-term debt obligations), or unrated securities determined by the Adviser to be of comparable quality. Up to 10% of the Fund’s net assets may be invested in securities rated below investment grade or unrated securities determined by the Adviser to be of comparable quality. The Fund also invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds.
The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market securities. The Fund may invest in securities issued by entities in any country or region. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally does not do so.
The Fund may invest in futures and options and may invest up to 15% of its total assets in premiums and margins on derivative instruments such as futures and options. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain similar or alternative market exposure to the securities in which it directly invests by instead using other investment techniques such as derivatives, repurchase agreements, reverse repurchase agreements, and dollar rolls. Please see “Securities and Techniques Used by the Funds” in

the Statement of Additional Information for additional information regarding those investment types.
The Fund may normally short sell up to 25% of the value of its total assets. The Adviser normally sells debt or equity securities “short” that the Adviser believes will underperform comparable securities, drawing on analyses of earnings, timing, pricing, or other factors.
Unconstrained Bond Fund
In addition to the investment techniques and types of investments described in the summary section of this prospectus, the Fund may also pursue its investment objective as described below. Because this Fund is not constrained by the characteristics or performance of any particular securities index or by any specific investment strategy, there can be no assurances as to which types of investments or strategies will be emphasized at any particular time.
The Fund employs an absolute return type of investment approach. This means that the Fund typically compares its performance against short-term cash instruments, adjusting to compensate for the amount of investment risk assumed. Relative return strategies, by contrast, seek to outperform a designated stock, bond or other market index, and measure their performance primarily in relation to that type of benchmark index. The intent is that, over time, the investment performance of absolute return strategies typically should be substantially independent of longer term movements in the stock and bond market. In making investment decisions on behalf of the Fund, the Adviser uses a variety of techniques such as a fundamental asset valuation model, quantitative portfolio optimization and risk management techniques. The Adviser seeks to invest in sectors of the markets that it believes offer the best risk adjusted returns and to manage the targeted volatility of the Fund. Certain investment techniques such as buying/selling options and futures, swaps and other derivatives may also be employed in an effort to reduce the Fund’s volatility.
The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. A “bond” as used in the name of the Fund is a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The term bond is interpreted broadly by the Adviser as an instrument or security evidencing a promise to pay some amount rather than evidencing the corporate ownership of equity, unless that equity represents an indirect or derivative interest in one or more bonds. Bonds for this purpose also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more bonds.
The Fund may invest up to 50% of its total assets (measured at the time of investment) in securities rated below investment grade by Moody’s, S&P or Fitch or unrated securities determined by the Adviser to be of comparable quality.
The Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information.
The Fund may invest in securities of foreign issuers. The Fund’s foreign currency exposure (from investments in securities of foreign issuers that are not denominated in U.S. dollars) is normally limited to a maximum of 40% of the Fund’s total assets. The Fund may invest up to 50% of its total assets in emerging market securities. The Fund may invest in securities issued by entities in any country or region. The emerging market fixed income securities in which the Fund may invest are not subject to any minimum credit quality standards, so long as the value of those investments does not cause the Fund to exceed its limit on investments in securities rated below investment grade.
The Fund may sell securities and other instruments short provided that not more than 25% of its net assets is held as collateral for those transactions. The Adviser normally sells debt or equity securities “short” that the Adviser believes will underperform comparable securities, drawing on analyses of earnings, timing, pricing, or other factors.
The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with the average portfolio duration of the fixed-income portion of the Fund’s portfolio varying from negative three (-3) years to positive eight (8) years under normal circumstances. The meaning of “duration” is explained under “Additional Fund Information — Principal Investment Strategies.” There is no limit on the weighted average maturity of the Fund’s portfolio.

The Fund may enter into various types of swap agreements as noted previously. These can include, for example, credit default, interest rate, total return, index and currency exchange rate swap agreements. These transactions attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors, where there is any agreement to exchange the returns on particular investments.
Whether a Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Credit default swaps involve parties effectively buying or selling protection with respect to whether an event of default by a selected entity (or entities) will occur. Interest rate swaps involve the exchange of interest payments by the Fund with another party, such as an exchange of floating rate payments for fixed interest rate payments. A total return swap is the generic name for any swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows. Total return swaps are most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages.

Principal Risks

All the Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance.
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment has the potential to earn for you — and the more you can lose. Because the Funds hold securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up.
Your investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person. You can lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.
The following tables summarize the principal risks of investing in each Fund. Your Investment In A Fund May Be Subject (in Varying Degrees) To These Risks As Well As Other Risks. Each Fund May Be More Susceptible To Some Of The Risks Than Others. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	AlphaTrak 500 Fund	Corporate Bond Fund	Floating Rate Income Fund	High Yield Bond Fund	Intermediate Bond Fund
Asset-Backed Securities Risk	✓				✓
Bank Loan Risk			✓	✓
Below Investment Grade Mortgage-Backed Securities Risk	✓				✓
Counterparty Risk	✓	✓	✓	✓	✓
Credit Risk	✓	✓	✓	✓	✓
Debt Securities Risk	✓	✓	✓	✓	✓
Derivatives Risk	✓	✓	✓	✓	✓
Distressed and Defaulted Securities Risk	✓		✓	✓	✓
Emerging Markets Risk	✓	✓	✓	✓	✓
Equity Risk			✓
Exchange-Traded Fund (ETF) Risk	✓
Extension Risk	✓				✓
Foreign Currency Risk	✓	✓
Foreign Investing Risk	✓	✓	✓	✓	✓
Frequent Trading Risk	✓	✓			✓
Futures Contracts Risk	✓	✓	✓	✓	✓
Inflation Risk	✓	✓	✓	✓	✓
Interest Rate Risk	✓	✓	✓	✓	✓
Issuer Risk	✓	✓	✓	✓	✓
Junk Bond Risk	✓	✓	✓	✓	✓
Large Shareholder Purchase and Redemption Risk		✓
Leverage Risk	✓	✓	✓	✓	✓
Liquidity Risk	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓
Mezzanine Securities Risk			✓	✓
Money Market / Short-Term Securities Risk	✓				✓
Mortgage-Backed Securities Risk	✓				✓
Portfolio Management Risk	✓	✓	✓	✓	✓
Prepayment Risk	✓		✓	✓	✓
Price Volatility Risk	✓	✓	✓	✓	✓
Second Lien Loan Risk			✓

	AlphaTrak 500 Fund	Corporate Bond Fund	Floating Rate Income Fund	High Yield Bond Fund	Intermediate Bond Fund
Securities Selection Risk	✓	✓	✓	✓	✓
Senior Loan Risk			✓
Swap Agreements Risk	✓	✓	✓	✓	✓
Unrated Securities Risk	✓	✓	✓	✓	✓
U.S. Government Securities Risk	✓	✓	✓		✓
U.S. Treasury Obligations Risk	✓	✓			✓
Valuation Risk	✓	✓	✓	✓	✓

	Investment Grade Credit Fund	Low Duration Bond Fund	Strategic Income Fund	Sustainable Securitized Fund	Total Return Bond Fund	Ultra Short Bond Fund	Unconstrained Bond Fund
Absolute Return Investing Risk			✓
Asset-Backed Securities Risk	✓	✓	✓	✓	✓	✓	✓
Bank Loan Risk							✓
Below Investment Grade Mortgage-Backed Securities Risk		✓	✓	✓	✓	✓	✓
Counterparty Risk	✓	✓	✓	✓	✓	✓	✓
Credit Risk	✓	✓	✓	✓	✓	✓	✓
Debt Securities Risk	✓	✓	✓	✓	✓	✓	✓
Derivatives Risk	✓	✓	✓	✓	✓	✓	✓
Distressed and Defaulted Securities Risk		✓	✓	✓	✓		✓
Emerging Markets Risk	✓	✓	✓		✓	✓	✓
Equity Risk			✓				✓
ESG Factor Risk				✓
Event Driven Strategies Risk			✓
Extension Risk	✓	✓	✓	✓	✓	✓	✓
Foreign Currency Risk	✓	✓	✓		✓		✓
Foreign Investing Risk	✓	✓	✓	✓	✓	✓	✓
Frequent Trading Risk	✓	✓	✓	✓	✓	✓	✓
Futures Contracts Risk	✓	✓	✓	✓	✓	✓	✓
Inflation Risk	✓	✓	✓	✓	✓	✓	✓
Interest Rate Risk	✓	✓	✓	✓	✓	✓	✓
Issuer Risk	✓	✓	✓	✓	✓	✓	✓
Junk Bond Risk		✓	✓	✓	✓	✓	✓
Large Shareholder Purchase and Redemption Risk	✓			✓
Leverage Risk	✓	✓	✓	✓	✓	✓	✓
Liquidity Risk	✓	✓	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓	✓	✓
Mezzanine Securities Risk			✓		✓
Money Market/Short-Term Securities Risk		✓	✓			✓
Mortgage-Backed Securities Risk	✓	✓	✓	✓	✓	✓	✓
Portfolio Management Risk	✓	✓	✓	✓	✓	✓	✓
Prepayment Risk	✓	✓	✓	✓	✓	✓	✓
Price Volatility Risk	✓	✓	✓	✓	✓	✓	✓
Second Lien Loan Risk
Securities Selection Risk	✓	✓	✓	✓	✓	✓	✓
Short Sales Risk			✓
Sustainable Investing Strategy Risk				✓
Swap Agreements Risk	✓	✓	✓	✓	✓	✓	✓
Unrated Securities Risk	✓	✓	✓	✓	✓	✓	✓
U.S. Government Securities Risk	✓	✓		✓	✓	✓	✓
U.S. Treasury Obligations Risk	✓	✓		✓	✓	✓
Valuation Risk	✓	✓	✓	✓	✓	✓	✓

Absolute Return Investing Risk
The Strategic Income Fund seeks to provide absolute (positive) returns in all markets. Absolute return investing may involve greater risk than investing in a traditional portfolio of stocks or bonds. There is no guarantee that the performance of the Fund will have low correlation with the returns of traditional capital markets, and increased correlation between the Fund’s strategies and the traditional capital markets could result in an increase in the Fund’s overall volatility.
Asset-Backed Securities Risk
Asset-backed securities are bonds or notes backed by a discrete pool of financial assets such as credit card receivables, automobile receivables and student loans. The impairment of the value of the financial assets underlying an asset-backed security, such as the non-payment of loans, may result in a reduction in the value of such asset-backed security. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. Asset-backed securities are also subject to prepayment risk in a declining interest rate environment and extension risk in a rising interest rate environment.
Certain Funds may invest in collateralized debt obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust typically collateralized by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, and may include loans that are rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
The risks of an investment in a CBO, CLO, or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this Prospectus for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the federal securities laws) and may be characterized by a Fund as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this Prospectus, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the collateral may decline in value or default, a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment, which may result in disputes with the issuer or produce unexpected investment results.
Bank Loan Risk
Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods (i.e., longer than seven (7) days) may impair a Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to a Fund. As a result, a Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. If a Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a bank loan may be insufficient or unavailable to a Fund, and that a Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. There may be limited public information available regarding a bank loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the U.S. and abroad. Borrowers generally pay interest on bank loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (SOFR) or the prime rates of U.S. banks. As a result, the value of bank loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. Bank loans are not registered and otherwise may not be treated as securities under the federal securities laws, meaning investors in loans have less protection against improper practices than investors in securities that are registered under or are otherwise subject to the protections of the securities laws.
Below Investment Grade Mortgage-Backed Securities Risk
The Sustainable Securitized Fund may invest up to 15% of its total assets and other Funds may invest to a lesser extent in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade or, if unrated, determined by the Adviser to be of comparable quality. RMBS and CMBS rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the market for these securities, and for below investment grade asset-backed securities in general, has been characterized at times by less liquidity than the market for comparable investment grade securities, particularly during the financial crisis of 2007 and 2008. In the aftermath of that period, the market for such securities has improved and become more transparent, but the asset class remains complicated.
The Adviser has extensive experience analyzing, managing and trading below investment grade RMBS and CMBS. A below investment grade RMBS or CMBS may be classified as liquid only if the Adviser reasonably expects that the below investment grade RMBS or CMBS can be disposed of in current market conditions within seven (7) calendar days without the sale or disposition significantly changing the market value of the RMBS or CMBS, based on a number of factors including, but not limited to, bid and ask spreads, frequency of trades or quotes, number of dealers willing to purchase or sell the security, rating history of the security, whether there are contractual penalties for unwinding a purchase or contractual restrictions on trading, and other factors relating to the trading history of the security and corporate events of the issuer (such as bankruptcy or reorganization). The Adviser also conducts ongoing evaluations of the below investment grade RMBS and CMBS held by a Fund, including extensive risk management processes with respect to the liquidity of those investments.
While the Adviser generally intends to invest in markets that are liquid, depending on market conditions, market liquidity for lower-rated investments may be more likely to deteriorate than for higher-rated investments. Dealers in below investment grade mortgage-backed securities play an important role in providing liquidity, but are under no obligation to do so and may stop providing liquidity at any time. The impact of recent regulatory changes may further limit the ability or willingness of dealers to provide liquidity. Changing regulatory and market conditions, especially conditions in the housing market or changes to the status of the issuers of these securities, may adversely affect the liquidity of a Fund’s investments. These risks may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.
Counterparty Risk
Counterparty risk refers to the risk that the other party to a contract, such as individually negotiated or over-the-counter derivatives (e.g., swap agreements that are not centrally cleared and participations in loan obligations), will not fulfill its contractual obligations, which may cause losses or additional costs to a Fund or cause a Fund to experience delays in recovering its assets.
Credit Risk
Credit risk refers to the risk that an issuer may default in the payment of principal and/or interest on a security. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by ratings agencies are often reviewed and may be subject to downgrade. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.
Debt Securities Risk
Debt securities are subject to various risks. Debt securities are subject to two primary (but not exclusive) types of risk: credit risk and interest rate risk. These risks can affect a debt security’s price volatility to varying degrees, depending upon the nature of the instrument. Other factors, such as market fluctuations and the depth and liquidity of the market for an individual or class of debt security, can also affect the value of a debt security and, hence, the market value of a Fund.
Derivatives Risk
The Funds may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying instrument, such as a currency, security, commodity, interest rate or index. The Funds invest in futures, options and swaps, but may use other types of financial derivatives. The various derivative instruments that the Funds may use are described in more detail here and under “Derivative Instruments” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for directly investing in an underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds also may use derivatives for leverage, in which case their use would involve leverage risk.
The Funds’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
The Funds’ participation in the options or futures markets, as well as the use of various swap instruments, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser’s predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Adviser’s ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell the security at a disadvantageous time. A Fund could lose the entire amount it invests in futures and other derivatives. The loss from investing in certain derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Each Fund limits its investments in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of that Fund.
Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), adopted by the SEC on October 28, 2020, replaces previous asset segregation requirements with a new framework for the use of derivatives by registered funds. For funds using a significant amount of derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception for funds with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. In addition, the Derivatives Rule provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements.
In addition, derivatives, such as swaps, forward contracts and non-deliverable forward contracts, are subject to regulation under the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other laws or regulations in Europe and other foreign jurisdictions. Under the Dodd-Frank Act, certain derivatives have become subject to new and increased margin requirements, which in some cases has increased the costs to the Funds of trading derivatives and may reduce returns to shareholders in the Funds.
Distressed and Defaulted Securities Risk
A security held by a Fund may default, or the issuer of a security held by a Fund may become distressed, after the Fund’s investment. The Floating Rate income Fund, High Yield Bond Fund, Intermediate Bond Fund, Low Duration Bond Fund, Strategic Income Fund, Total Return Bond Fund, and Unconstrained Bond Fund may invest a significant portion of their assets in fixed income securities that are distressed or defaulted at the time of investment. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or solvency proceedings) is subject to significant uncertainties. A Fund will generally not receive interest payments on distressed or defaulted securities and may incur costs to protect its investment. In addition, distressed or defaulted securities involve the substantial risk that principal will not be repaid. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Therefore, to the extent that a Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished. A Fund also is subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a lower value or income potential than its original investment. Distressed or defaulted securities and any securities received in an exchange for such securities may be illiquid and subject to restrictions on resale, such that the Fund may the Fund may be restricted from disposing of those securities. Investments in defaulted securities and obligations of distressed issuers are considered speculative.
Emerging Markets Risk
The risks described under “Principal Risks — Foreign Investing Risk” also apply to emerging market securities, and the risks of investing in emerging market countries tend to be greater as compared to the risks of investing in more developed countries.
Investing in emerging and developing market countries involves substantial risk due to, among other factors, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about issuers in emerging markets than is available about issuers in more developed capital markets.
Political and economic structures in some emerging and developing market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of developed countries. Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of their investment portfolios.
The securities markets of emerging and developing market countries can be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging and developing market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.
Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. A Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Funds to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, emerging and developing market countries’ exchanges and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs are generally higher in emerging and developing market countries than in developed countries. As a result, funds that invest in emerging and developing market countries generally have operating expenses that are higher than funds investing in more established market regions.
Some emerging and developing market countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of their investment portfolios. Economies in emerging and developing market countries may also be more susceptible to natural and man-made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many emerging and developing market countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, coronavirus, Ebola, Zika, avian flu, severe acute respiratory syndrome, and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Funds invest. Risks associated political changes or diplomatic developments can negatively impact the securities markets and cause a Fund to lose value.
Currencies of emerging and developing market countries experience devaluations relative to the U.S. dollar from time to time. A devaluation of the currency in which investment portfolio securities are denominated will negatively impact the value of those securities in U.S. dollar terms. Emerging and developing market countries have and may in the future impose foreign currency controls and repatriation controls.
Among other risks of investing in emerging and developing market countries are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. This can result in investment decisions being made based on flawed or misleading information. Additionally, investors may have substantial difficulties in bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
Any of these factors may adversely affect a Fund’s performance or a Fund’s ability to pursue its investment objective.
ESG Factor Risk
This is the risk that the Sustainable Securitized Fund will be exposed to risks related to environmental, social, and governance (ESG) factors which, if they materialize, can reduce the value of underlying investments held within the Fund and could impact the Fund’s performance. In ordinary market conditions, it is not anticipated that any single ESG factor will drive a material negative financial impact on the value of the Sustainable Securitized Fund’s portfolio. ESG factor risk is defined as an environmental, social, or governance event or condition that if it occurs could cause an actual or potential material negative impact on the value of the investment.
Equity Risk
Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Preferred Securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Event Driven Strategies Risk
The Strategic Income Fund, and the other Funds to a lesser extent, may employ event driven strategies. Event driven investing involves attempting to predict the outcome of a particular transaction as well as the best time at which to commit capital to such a transaction. The success or failure of this strategy usually depends on whether the Adviser accurately predicts the outcome and timing of the transaction event. Also, major market declines that could cause transactions to be re-priced or fail may have a negative impact on the strategy.
Exchange-Traded Fund (ETF) Risk
Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk an ETF in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. In addition, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETF may also terminate. An ETF may also terminate if its net assets fall below a certain amount.
Extension Risk
Extension risk is the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities. This may cause the market value of such securities to decline and will also delay the Fund’s ability to reinvest proceeds at higher interest rates. Extension risk applies primarily to mortgage-related and other asset-backed securities.
Foreign Currency Risk
Funds that invest in foreign (non-U.S.) currencies or in foreign securities that are denominated, trade and/or receive revenues in foreign (non-U.S.) currencies are subject to the risk that those foreign currencies may decline in value relative to the U.S. dollar. In the case of currency hedging positions, a Fund is subject to the risk that the U.S. dollar may decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly and unpredictably. As a result, a Fund’s investments in foreign currencies, in foreign securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies may reduce the returns of the Funds.
Foreign Investing Risk
Investments in foreign securities may involve greater risks than investing in U.S. securities.
As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. U.S. regulators may be unable to enforce a company’s regulatory obligations. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments are other potential risks that could impact an investment in a foreign security. As one current example, the war in Ukraine has led to sanctions being levied against Russia by the United States, European Union (the “EU”) and other countries, which has adversely affected European and global energy and financial markets and thus could affect the value of a Fund’s investments. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s portfolio. In addition, European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the withdrawal of the United Kingdom (the “UK”) from the EU on January 31, 2020 (an event commonly known as “Brexit”). There remains uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Funds’ investments.
Frequent Trading Risk
Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. As a result, frequent trading may cause higher levels of current tax liability to shareholders in a Fund. Frequent trading will lead to increased portfolio turnover and increase the total amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities, which may reduce the Fund’s performance.
Futures Contracts Risk
Investing in futures contracts involves various risks, including (1) the imperfect correlation between a futures contract and the change in market value of the underlying instrument held by the Fund; (2) a high degree of leverage because of the low collateral deposits normally involved in futures trading; (3) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (4) losses caused by unanticipated market movements, which are potentially unlimited; and (5) the inability of the Fund to execute a trade because of the maximum permissible price movements exchanges may impose on futures contracts.
Inflation Risk
Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Interest Rate Risk
Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in a bond’s price depends on several factors, including the bond’s maturity date. The degree to which a bond’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5-year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, bonds with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). It is possible that there will be less governmental action in the future to maintain low interest rates. The negative impact on fixed income securities from interest rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Funds, even if anticipated by the Adviser.
Risks associated with rising interest rates are heightened given that the U.S. Federal Reserve Board (the “Fed”) has sharply raised interest rates in recent years, and they remain at their highest levels in over twenty years. Other central banks globally have implemented similar rate increases. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, or general economic conditions).
Changing interest rates may have unpredictable effects on fixed income and related markets, may result in heightened market volatility and may detract from Fund performance to the extent that the Fund is exposed to interest rates. During periods of low interest rates, a Fund may be unable to maintain positive returns. Increases in interest rates may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. Interest rate increases may also lead to heightened Fund redemption activity, which may cause a Fund to lose value as a result of the costs that it incurs in turning over its portfolio and may lower its performance. A Fund that invests in derivatives tied to fixed income markets may be more substantially exposed to these risks than a Fund that does not invest in those derivatives.
Issuer Risk
The value of securities held by a Fund may decline for a number of reasons directly related to an issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods or services. The amount of dividends paid with respect to equity securities, or the ability of an issuer to make payments in connection with debt securities, may decline for reasons that relate to the issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend, or for reasons that relate to the broader financial system. In addition, there may be limited public information available for the Adviser to evaluate foreign issuers.
Junk Bond Risk
Debt securities that are rated below investment grade are commonly known as high yield securities or “junk bonds.” Junk bonds (including low-rated and comparable unrated securities), while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. Junk bonds are regarded as speculative with respect to an issuer’s capacity to pay interest and to repay principal. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. They may also be issued by highly leveraged companies, which may be less able to meet their contractual obligations than a less leveraged company. These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, and negative perceptions of junk bonds generally. In addition, junk bonds tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The potential lack of a liquid secondary market may have an adverse effect on the market price of, and a Fund’s ability to sell, particular securities, and may make it more difficult for the Adviser to accurately value certain high yield securities held by a Fund.
Large Shareholder Purchase and Redemption Risk
Certain Funds are subject to the risk of large shareholder purchases and redemptions. A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Leverage Risk
Leverage created from certain types of transactions or instruments, such as borrowing, engaging in reverse repurchase agreements, entering into futures contracts or forward currency contracts, engaging in forward commitment transactions and investing in leveraged or unleveraged commodity index-linked notes, may impair a Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. During periods of adverse market conditions, the use of leverage may cause a Fund to lose more money than would have been the case if leverage was not used. To the extent required by applicable law or regulation, the Funds will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.
Liquidity Risk
A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A Securities may be considered illiquid investments.
Furthermore, reduced number and capacity of dealers and other counterparties to “make markets” in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to a Fund’s investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, a Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on the Fund’s performance. These securities may also be difficult to value and their values may be more volatile because of liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of a Fund’s assets may change over time.
Below investment grade mortgage-backed securities are subject to additional liquidity risks, which are discussed above under “Principal Risks — Below Investment Grade Mortgage-Backed Securities.”
Market Risk
Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). In addition, recent failures in the banking sector have caused significant disruption and volatility in U.S. and global markets.
Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country or region might adversely impact a different country or region. Furthermore, the occurrence of severe weather or geological events, fires, floods, earthquakes, climate change or other natural or man-made disasters, outbreaks of disease, epidemics and pandemics, malicious acts, cyber-attacks or terrorist acts, among other events, could adversely impact the performance of a Fund. These events may result in, among other consequences, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by political or economic conditions or events. Moreover, negative political and economic conditions and events could disrupt the processes necessary for the Funds’ operations.
Mezzanine Securities Risk
Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled payments after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.
Money Market / Short-Term Securities Risk
To the extent a Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.
Mortgage-Backed Securities Risk
Mortgage-backed securities represent participation interests in pools of mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Mortgage-backed securities are subject to prepayment risk, which is the risk that in times of declining interest rates, an issuer of mortgage-backed securities or other debt securities may be able to repay principal prior to the security’s maturity, causing a Fund to have to reinvest in securities with a lower yield or higher risk of default and reducing a Fund’s income or return potential. Mortgage-backed securities are also subject to extension risk, which is the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing the market value of such securities to decline and delaying a Fund’s ability to reinvest proceeds at higher interest rates.
Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds, and the values of some mortgage-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.
Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Certain mortgage-backed securities are issued or guaranteed by U.S. government agencies or U.S. government-sponsored entities. While mortgage-backed securities issued by Government National Mortgage Association (Ginnie Mae) are backed by the full faith and credit of the U.S. government, mortgage-backed securities issued by various U.S. government-sponsored entities, such as Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Corporation (Fannie Mae), are not backed by the full faith and credit of the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there is no assurance that the U.S. government will do so in the future.
Portfolio Management Risk
Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that a Fund will achieve its investment objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect, and the Adviser may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the securities a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in a Fund.
Prepayment Risk
Prepayment risk arises when interest rates fall because certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase as borrowers are more likely to pay off debt and refinance at new lower rates. During these periods, reinvestment of the prepayment proceeds will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
Price Volatility Risk
The value of a Fund’s investment portfolio will change as the prices of its investments go up or down. Different parts of the market and different types of securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or market as a whole.
Prices of most securities tend to be more volatile in the short-term. Therefore, if you trade frequently or redeem in the short-term, you are more likely to incur a loss than an investor who holds investments for the longer-term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.
Second Lien Loan Risk
Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Securities Selection Risk
The specific securities held in a Fund’s investment portfolio may underperform those held by other funds investing in the same asset class or those included in benchmarks that are representative of the same asset class because of a portfolio manager’s choice of securities.
Senior Loan Risk
There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of a Fund to realize full value in the event of the need to sell a senior loan and may make it difficult to value senior loans. Although senior loans in which a Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. The senior loans in which a Fund invests are usually rated below investment grade.
Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower and the risks that other creditors of the borrower may seek to nullify or subordinate a Fund’s claims on any collateral securing the loan are greater in highly leveraged transactions.
Short Sales Risk
The Adviser may cause a Fund to sell a debt or equity security short (that is, without owning it) and to borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. If the value of the security sold short increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)
A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that a Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.
Each Fund also may make short sales “against-the-box,” in which the Fund sells short securities it owns. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.
Sustainable Investing Strategy Risk
This is the risk that the Sustainable Securitized Fund’s strategy may forgo certain investment opportunities for non-financial reasons, and that the Fund’s performance will differ from funds that do not include sustainability as part of security selection. Further, investors may differ in their views of what constitutes the sustainable characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. In evaluating a security, the Adviser is often dependent upon information and data obtained from issuers or from third-party data providers that may be incomplete or inaccurate, which could cause the Adviser to incorrectly assess sustainability risks and opportunities. In addition, the Fund may not be successful in its strategy to invest in a portfolio of securities that, in the Adviser’s view, has an aggregate sustainability assessment that is better than the aggregate sustainability of the Fund’s benchmark. There is no guarantee that this strategy will be achieved, and such assessment is at the Adviser’s discretions. Funds with sustainable investment strategies are generally suited for long-term rather than short-term investors.
Swap Agreements Risk
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. Swap transactions attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Whether a Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
Credit default swaps involve parties effectively buying or selling protection with respect to whether an event of default by a selected entity (or entities) will occur. Interest rate swaps involve the exchange of interest payments by a Fund with another party, such as an exchange of floating rate payments for fixed interest rate payments. A total return swap is the generic name for any swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows. Total return swaps are most commonly used with indices, single stocks, bonds and defined portfolios of loans and mortgages.
Risks inherent in the use of swaps of any kind include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap if it is not subject to centralized clearing; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of a Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.
Certain types of over-the-counter (“OTC”) derivatives, such as various types of swaps, are required to be cleared through a central clearing organization that is substituted as the counterparty to each side of the transaction. Each party will be required to maintain its positions through a clearing broker. Although central clearing generally is expected to reduce counterparty risk, it creates additional risks. A clearing broker or organization may not be able to perform its obligations. Cleared derivatives transactions may be more expensive to maintain than OTC transactions, or require a Fund to deposit increased margin. A transaction may be subject to unanticipated close-out by the clearing organization or a clearing broker. A Fund may be required to indemnify a swap execution facility or a broker that executes cleared swaps against losses or costs that may be incurred as a result of the Fund’s transactions. A Fund also is subject to the risk that no clearing member is willing to clear a transaction entered into by the Fund.
The U.S. and foreign governments have adopted and implemented, or are in the process of adopting and implementing, regulations governing derivatives markets, including clearing, margin, reporting, and registration requirements. The ultimate impact of the regulations remains unclear. The effect of the regulations could be, among other things, to restrict a Fund’s ability to engage in swap transactions or increase the costs of those transactions.
Unrated Securities Risk
A Fund may purchase unrated securities (which are not rated by a rating agency) if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.
U.S. Government Securities Risk
Some U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the United States, while others are supported by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. government to purchase the agency’s obligations, or by the credit of the issuing agency, instrumentality, or enterprise only.
In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.

U.S. Treasury Obligations Risk
While credit risk for U.S. Treasury obligations is generally considered low, U.S. Treasury obligations are subject to interest rate risk, particularly for those with longer terms. In addition, certain political events in the U.S., such as a prolonged government shut down, may cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline. A significant portion of U.S. Treasury obligations is held by foreign governments, including China, Japan, Ireland and Brazil. Strained relations with these foreign countries may result in the sale of U.S. Treasury obligations by these foreign governments, causing the value of U.S. Treasury obligations to decline.
Valuation Risk
Portfolio instruments may be sold at prices different from the values established by a Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued. Portfolio securities may be valued using techniques other than market quotations in circumstances described under “Net Asset Value and Fair Value Pricing.” This is more likely for certain types of derivatives such as swaps. The value established for a portfolio security may be different than the value that would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. A Fund may from time to time purchase an “odd lot” or smaller quantity of a security that trades at a discount to the price of a “round lot” or larger quantity preferred for trading by institutional investors. If a Fund is able to combine an odd lot purchase with an existing holding to make a round lot or larger position in the security, the Fund may be able to immediately increase the value of the security purchased, in accordance with its valuation procedures. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other Risks

Borrowing and Use of Leverage Risks
Each Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. A Fund may borrow from broker-dealers and other institutions to leverage a transaction, provided that the borrowing is fully collateralized. Total bank borrowings may not exceed 10% of the value of a Fund’s assets, except in the case of the Corporate Bond Fund, the Sustainable Securitized Fund, Floating Rate Income Fund, High Yield Bond Fund, Investment Grade Credit Fund, Strategic Income Fund, and Unconstrained Bond Fund, for which total bank borrowings may not exceed one-third of the value of the Fund’s assets. A Fund also may leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of a Fund’s shares and in its portfolio yield. Although margin borrowing will be fully collateralized, a Fund’s assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.
Cybersecurity Risk
The use of technology is prevalent in the course of business and, as a result, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity could result from intentional or unintentional cyber events from outside threat actors or internal resources that may, among other matters, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cybersecurity breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking,” malicious software coding, etc.), from multiple sources including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users), or cyber extortion including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid or insider actions. In addition, cybersecurity breaches involving a Fund’s third-party service providers (including but not limited to investment advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which a
Fund invests can also subject a Fund to many of the same risks associated with direct cybersecurity breaches or extortion of company data. Moreover, cybersecurity breaches involving trading counterparties or issuers in which a Fund invests could adversely impact these counterparties or issuers and cause the Fund’s investment to lose value. Cybersecurity failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cybersecurity risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to seek to prevent cybersecurity incidents in the future. Like with operational risk in general, the Funds have established business continuity plans and other systems designed to reduce the risks associated with cybersecurity. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may be unknown or emerge in the future. As such, there is no guarantee that these efforts will succeed, especially because the Funds do not directly control the cybersecurity systems of issuers in which a Fund may invest, trading counterparties or third-party service providers to the Funds. These entities may have experienced cybersecurity attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of these attacks will be successful. There is also a risk that cybersecurity breaches may not be detected, or may not be detected for a meaningful period of time. The Funds and their shareholders may suffer losses as a result of a cybersecurity breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.
Event Risk
Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Financial Services Sector Risk
Companies in the financial services sector may be affected by the overall economic conditions as well as by factors particular to the financial services sector. Financial services companies are subject to extensive government regulations, which may change frequently and may adversely affect the scope of their activities, place restrictions on the amounts and types of loans and other financial commitments they can make, limit the interest rates and fees they can charge, and prescribe the amount of capital they must maintain. In addition, the profitability of businesses in the financial services sector depends heavily on the availability and cost of capital and may fluctuate significantly in response to changes in interest rates and may be negatively impacted by credit rating downgrades and decreased liquidity in the credit market. Businesses in the financial services sector often operate with substantial financial leverage.
Frequent Purchases and Redemptions of Fund Shares Risks
Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of a Fund’s shares may force a Fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate frequent trading activity, and could result in increased brokerage, tax, administrative costs or other expenses. It is anticipated that the Ultra Short Bond Fund and the Low Duration Bond Fund are less likely to be adversely affected under normal circumstances, and the other Funds are more likely to be significantly affected, by frequent purchases and sales.
Certain of the Funds may invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in a Fund’s shares by investors who attempt to take unfair advantage of the Fund’s need to value its portfolio holdings that are traded in markets with closing times different than when the Fund calculates its net asset value, also known as time zone arbitrage. In addition, because certain of the Funds significantly invest in high yield bonds, and because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their under- standing of the value of these securities (referred to as price arbitrage).
Investors seeking to engage in disruptive trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent disruptive trading, there is no guarantee that the Funds or their agents will be able to identify such investors or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading or short duration trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries. These financial intermediaries include, but are not limited to, entities such as broker-dealers, insurance company separate accounts, and retirement plan administrators. The Funds cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing such omnibus account arrangements may not identify customers’ trading activity in shares of a Fund on an individual basis. Consequently, although the Fund has procedures and agreements in place intended to detect excessive trading, it may not always be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement that may further compound the difficulty to the Funds of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Funds, the Funds consider the information actually available to them at the time. While each of these financial intermediaries may have individual policies concerning frequent or excessive trading, each intermediary has different policies. The Funds are not able to fully assess the effectiveness of its financial intermediaries’ policies concerning frequent or excessive trading. If investing through intermediaries, investors should inquire at that intermediary what frequent purchase and redemption policies will be applied to their investments.
Geopolitical Events Risk
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, territorial invasions and global economic sanctions implemented in response, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long-term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Funds, Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
Inside Information Risks
A Fund’s portfolio managers may seek to avoid exposure to material non-public information about the issuers of floating rate loans being considered for purchased by the Fund. Although that inside information could enhance the portfolio managers’ ability to evaluate a potential investment, it would also impair the Fund’s ability to trade that issuer’s securities in compliance with federal securities laws.
LIBOR Transition Risk
LIBOR was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. In July 2017, the United Kingdom’s Financial Conduct Authority (FCA), which regulates LIBOR, announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (SOFR) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by Treasury securities. There remains uncertainty surrounding the nature of any replacement rates. The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR, (ii) a reduction in the value of certain instruments or contracts held by a Fund, (iii) reduced effectiveness of related Fund transactions, such as hedging, (iv) additional tax, accounting and regulatory risks, or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.

Management of the Funds

The Adviser
Metropolitan West Asset Management, LLC, with principal offices at 515 South Flower Street, Los Angeles, California 90071, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser was founded in 1996, and is a wholly-owned subsidiary of TCW Asset Management Company LLC, which is a wholly-owned subsidiary of The TCW Group, Inc. (“TCW Group”). The Adviser had approximately $91.2 billion under management as of June 30, 2024. The Adviser, together with TCW Group and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $197.8 billion under management or committed to management, including $164.3 billion of fixed income investments, as of June 30, 2024.
Portfolio Managers
The portfolio managers who have primary responsibility for the day-to-day management of the Funds’ portfolios are listed below, together with their biographical information for the past five years. The portfolio managers select and make investments for the Funds as a team, using a consensus approach. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Stephen M. Kane, CFA[1]	Generalist Portfolio Manager, has been with the Adviser since August 1996. Mr. Kane manages the AlphaTrak 500 Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Strategic Income Fund, the Sustainable Securitized Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund.

Bryan T. Whalen, CFA	Generalist Portfolio Manager, has been with the Adviser since 2004. Mr. Whalen manages the AlphaTrak 500 Fund, the Corporate Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Strategic Income Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund.

Bret R. Barker	Specialist Portfolio Manager, has been with the Adviser since 2009. Mr. Barker manages the AlphaTrak 500 Fund.

Jerry Cudzil	Generalist Portfolio Manager, has been with the Adviser since May 2012. Mr. Cudzil manages the Corporate Bond Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Strategic Income Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund.

Elizabeth (Liza) Crawford	Specialist Portfolio Manager, has been with the Adviser since 2015. Ms. Crawford manages the Sustainable Securitized Fund.

Ruben Hovhannisyan, CFA	Generalist Portfolio Manager, has been with the Adviser since 2009. Mr. Hovhannisyan manages the AlphaTrak 500 Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Strategic Income Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund.

Tammy Karp	Senior Portfolio Manager, has been with the Adviser since August 1997. Ms. Karp manages the Corporate Bond Fund.

Steven J. Purdy	Specialist Portfolio Manager, has been with the Adviser since March 2016. Mr. Purdy manages the Corporate Bond Fund, the Floating Rate Income Fund, the High Yield Bond Fund and the Unconstrained Bond Fund.

Drew Sweeney	Senior Portfolio Manager, has been with the Adviser since 2015. Mr. Sweeney manages the Floating Rate Income Fund.

Kenneth Toshima	Senior Portfolio Manager, has been with the Adviser since 2010. Mr. Toshima manages the Floating Rate Income Fund.

Brian Gelfand	Specialist Portfolio Manager, has been with the Adviser since 2014. Mr. Gelfand manages the Corporate Bond Fund, the Floating Rate Income Fund and the High Yield Bond Fund.

Jamie L. Patton	Specialist Portfolio Manager, has been with the Adviser since 2022. Mr. Patton manages the AlphaTrak 500 Fund. Prior to joining TCW in 2022, Ms. Patton ran the Derivative Trading and Hedging Strategy team at Wells Fargo.

Palak Pathak, CFA	Senior Portfolio Manager, has been with the Adviser since 2007. Mr. Pathak manages the Sustainable Securitized Fund.

Peter Van Gelderen
Specialist Portfolio Manager, has been with the Adviser since 2023. Mr. Van Gelderen manages the Sustainable Securitized Fund. Prior to joining TCW in 2023, Mr. Van Gelderen was a Senior
Portfolio Manager and Head of Securitized Markets at American Century Investments.

[1]	Stephen M. Kane will retire effective December 31, 2024.
Management Fees and Other Expenses
Management Fees. Each Fund pays the Adviser a monthly fee for providing investment advisory services. The following fees were the amounts paid to the Adviser for the fiscal year ended March 31, 2024: 0.40% for the AlphaTrak 500 Fund; 0.40% for the Corporate Bond Fund; 0.55% for the Floating Rate Income Fund; 0.50% for the High Yield Bond Fund; 0.35% for the Intermediate Bond Fund; 0.35% for the Investment Grade Credit Fund; 0.30% for the Low Duration Bond Fund; 0.65% for the Strategic Income Fund; 0.40% for the Sustainable Securitized Fund; 0.35% for the Total Return Bond Fund; 0.25% for the Ultra Short Bond Fund and 0.65% for the Unconstrained Bond Fund. The fees paid to the Adviser were reduced for some Funds by expense limitations as shown in the prospectus summary. A discussion of the basis for the Board of Trustees’ approval of the management agreement is available in the Funds’ Semi-Annual Report for the period ended September 30, 2023.
The Investment Management Agreement permits the Adviser to recoup fees it did not charge and Fund expenses it paid, provided that those amounts are recouped within three years of being reduced or paid. The Adviser may recoup reduced fees and expenses only within three years, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement, or (ii) the expense limitation in effect at the time of recoupment. See “Operating Expenses Agreement” below for additional information.
Operating Expenses Agreement. Pursuant to an operating expenses agreement between the Adviser and the Trust, on behalf of the Funds (the “Operating Expenses Agreement”), the Adviser has agreed to waive its investment management fee and/or reimburse the operating expenses of each Fund to the extent such Fund’s operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below. The Operating Expenses Agreement will remain in effect until July 31, 2025. In the event that the Operating Expenses Agreement is not renewed for an additional one-year term, total annual fund operating expenses would be as disclosed in the table under “Fees and Expenses of the Fund” included in each Fund’s summary section.

Fund	Expense Cap (As Percent of Average Net Asset Value)
AlphaTrak 500 Fund
Class M	0.45%
Corporate Bond Fund
Class M	0.75%
Class I	0.50%
Floating Rate Income Fund
Class M	0.90%
Class I	0.70%
High Yield Bond Fund
Class M	0.85%
Class I	0.60%
Intermediate Bond Fund
Class M	0.70%
Class I	0.49%
Investment Grade Credit Fund
Class M	0.70%
Class I	0.49%
Low Duration Bond Fund
Class M	0.63%
Class I	0.44%
Admin Class	0.83%
Strategic Income Fund
Class M	1.04%
Class I	0.80%
Sustainable Securitized Fund
Class M	0.70%
Class I	0.49%
Total Return Bond Fund
Class M	0.70%
Class I	0.49%
Class I-2	0.54%
Admin Class	0.90%
Plan Class	0.39%
Ultra Short Bond Fund
Class M	0.50%
Class I	0.34%
Unconstrained Bond Fund
Class M	1.04%
Class I	0.80%
Plan Class	0.70%
Includes Rule 12b-1 fees paid by Class M and Administrative shares of the Funds. There are no Rule 12b-1 fees assessable for Class I or Plan Class shares of the Funds.
Rule 12b-1 Fee. The Funds’ Class M and Administrative Class shares have a Share Marketing Plan or “Rule 12b-1 Plan” under which they may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Trustees of the Funds and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by a Fund under the plan may not exceed 0.25% of its average net assets annually (all of which may include fees for shareholder services provided by third-party intermediaries not included in the shareholder servicing expenses described below). Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Currently, the Board is limiting these fees for certain Funds as follows: Intermediate Bond Fund (0.21%), Total Return Bond Fund (0.21%), Low Duration Bond Fund (0.19%), and the Ultra Short Bond Fund (0.16%). The Adviser has contractually agreed, through July 31, 2025 to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.
Shareholder Servicing Plan. The Funds’ Board of Trustees has adopted a Shareholder Servicing Plan that allows a Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of the Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.
Because these fees are paid out of the Fund’s assets by holders of the Administrative Class shares, over time these fees will increase the cost of those shareholders’ investment.
Other Shareholder Servicing Expenses Paid By the Funds. Each Fund is authorized to compensate each broker-dealer and other third-party intermediary up to 0.10% (10 basis points) of the assets serviced for that Fund by that intermediary for shareholder services to each Fund and its shareholders who have invested in the I Share or M Share class. The Total Return Bond Fund is authorized to compensate each broker-dealer and other third-party intermediary up to 0.15% (15 basis points) of the assets serviced for the Fund by that intermediary for shareholder services to the Fund and its shareholders who have invested in the I-2 Class shares. Plan Class shares do not make payments to broker-dealers or other financial intermediaries. Service payments with respect to the Administrative Class shares are paid instead through the Shareholder Servicing Plan. These services constitute sub-recordkeeping, sub-transfer agent or similar services and are similar in scope to services provided by the transfer agent to a Fund. These expenses represent amounts paid by a Fund to intermediaries for those services to the extent their fees are not covered through amounts paid under the Rule 12b-1 Plan. These amounts may be adjusted, subject to approval by the Board of Trustees. These expenses paid would remain subject to any overall expense limitations applicable to that Fund.
Compensation of Other Parties. The Adviser may, at its own expense and out of its own legitimate profits or other resources, pay additional compensation to third parties such as (but not limited to) broker-dealers, investment advisers, retirement plan administrators, or other financial intermediaries that have entered into a distribution, service or other type of arrangement with the Adviser, the distributor or the Funds (“Authorized Firms”). These are payments over and above other types of shareholder servicing and distribution payments described elsewhere in this Prospectus.
Payments may relate to selling and/or servicing activities, such as: access to an intermediary’s customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesale activity; conferences; retention of assets; new sales of Fund shares; and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program.
The Adviser does not direct the Funds’ portfolio securities transactions, or otherwise compensate broker-dealers in connection with any Fund’s portfolio transactions, in consideration of sales of Fund shares.
The Adviser also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. The Adviser may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds to their client investors.
Authorized Firms and consultants that receive these various types of payments may have a conflict of interest in recommending or selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.
The Adviser also manages individual investment advisory accounts. The Adviser reduces the fees charged to individual advisory accounts by the amount of the investment advisory fee charged to that portion of the client’s assets invested in the Fund.
The Transfer Agent and Administrator
BNY Mellon Investment Servicing serves as transfer agent and administrator to the Trust and also provides accounting services pursuant to servicing agreements. The business address of BNY Mellon Investment Servicing is Attention: 534453, 500 Ross Street, 154-0520, Pittsburgh, Pennsylvania 15262.
The Underwriter
TCW Funds Distributors LLC (the “Distributor”), 515 South Flower Street, Los Angeles, CA 90071, serves as the non-exclusive distributor of each class of the Funds’ shares pursuant to a Distribution Agreement (the “Distribution Agreement”) with the Trust, which is subject to annual approval by the Board after its initial two-year term. Shares of the Funds are offered and sold on a continuous basis. The Distribution Agreement is terminable without penalty with 60 days’ notice, by the Board of Trustees, by vote of holders of a majority of the Trust’s shares, or by the Distributor. The Distributor receives no compensation from the Funds for distribution of the Funds’ shares except payments pursuant to the Trust’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act as described above. The Distributor is affiliated with the Adviser.
Disclosure of Portfolio Holdings
A description of the Funds’ policies regarding disclosure of portfolio holdings can be found in the Statement of Additional Information.

How to Purchase Shares
Regular Purchases

The following table provides the Funds’ minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases. The Plan Class shares are intended for retirement plans, including defined benefit and defined contribution plans (which may include participant-directed plans).

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Class M
Regular Accounts	$5,000	$0
Individual Retirement Accounts	$1,000	$0
Automatic Investment Plan	$5,000	$100
Class I
Regular Accounts	$3,000,000	$50,000
Class I-2
Regular Accounts	$3,000,000	$50,000
Administrative Class
Regular Accounts	$2,500	$0
Individual Retirement Accounts	$1,000	$0
Plan Class
Regular Accounts (Defined Benefit and Defined Contribution Plans)	$25,000,000	$50,000
The price at which the Funds’ shares are bought or sold is called the net asset value per share, or “NAV.” The NAV is computed once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day that the NYSE is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares cannot be purchased by wire transactions on days when banks are closed. The Funds may close early on business days that the Securities Industry and Financial Markets Association recommends that the bond markets close early.
The price for each share you buy will be the NAV calculated after your request is received in good order by the Fund. “In good order” means that payment for your purchase and all the information needed to complete your order must be received by the Fund before your order is processed. If your order is received before the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on a day the Funds’ NAVs are calculated, the price you pay will be that day’s NAV. If your order is received after the close of regular trading on the NYSE, the price you pay will be the next NAV calculated. Orders received by the Funds’ Transfer Agent from dealers, brokers or other service providers, which may include the Funds’ Adviser on behalf of its separate account clients, after the NAV for the day is determined will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m. Eastern time (or the time trading closes on the NYSE, whichever is earlier). Your financial intermediary is responsible for transmitting such orders promptly.
The Trust and the Transfer Agent reserve the right to reject any order and to waive the minimum investment requirements for investments through certain fund networks or other financial intermediaries and for employees and affiliates of the Adviser or the Trust. In such cases, the minimums associated with the policies and programs of the fund network or other financial intermediary will apply. (In certain cases, the fund network or other financial intermediary also may waive its minimum investment requirements; the Adviser occasionally may be involved in the fund network or other financial intermediary’s decision to waive its minimum investment requirements, but does not control that decision.) This means that investors through various financial intermediaries may face different (or even substantially reduced) investment minimums than those affecting your investment. The Funds reserve the right to redeem accounts inadvertently opened with less than the minimum initial investment. The Funds at their sole discretion may impose an annual $25 account servicing fee for below minimum accounts; certain below minimum accounts may not be charged that servicing fee.
You may invest in any Fund by wiring the amount to be invested to TCW Metropolitan West Funds.
Bank Name: Bank of New York Mellon
ABA No. 011001234
Credit: A/C 000073-4454
BNY Mellon Investment Servicing (US) Inc. as Agent for TCW Metropolitan West Funds
Further Credit: Shareholder Name
Shareholder Fund/Account Number

Your bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received by the next business day.
To ensure proper credit, before wiring any funds you must call (800) 241-4671 to notify us of the wire and to get an account number assigned if the wire is an initial investment. Also, if the wire represents an initial investment, you must mail an application form, by regular mail, to the Transfer Agent. When sending applications, checks, or other communications to the Transfer Agent via regular mail, send to:
TCW Metropolitan West Funds
c/o BNY Mellon Investment Servicing
P.O. Box 534453
Pittsburgh, PA 15253-4453
If you are sending applications, checks or other communications to the Transfer Agent via overnight mail services, send to:
TCW Metropolitan West Funds
c/o BNY Mellon Investment Servicing
Attention: 534453
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Make your check payable to TCW Metropolitan West Funds (Fund name). The Funds cannot accept third party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier’s check, bank draft, money order or travelers’ check).
Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of a Fund will be purchased by the Transfer Agent or an authorized sub-agent for your account at the net asset value next determined after receipt of your wire or check. If a check is not honored by your bank, you will be liable for any loss sustained by the Fund, as well as a $20 service charge imposed by the Transfer Agent. Forms for additional contributions by check or change of address are provided on account statements.
The Trust may accept orders from selected brokers, dealers and other qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. You may be charged a fee if you buy or sell Fund shares through a broker or agent.
The Trust does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or other service does not constitute receipt by the Transfer Agent.
The Trust may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
The Trust generally does not permit non-U.S. residents to purchase shares of the Funds. The Trust may, at its sole discretion, make exceptions to this policy on a case-by-case basis.
Purchases By Payment in Kind
In certain situations, Fund shares may be purchased by tendering payment in kind in the form of securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser. Prior to making such a purchase, you should call the Adviser to determine if the securities you wish to use to make a purchase are appropriate. The Funds reserve the right to reject the offer of any payment in kind.
Purchases By Automatic Investment Plan
Once an account has been opened, you can make additional purchases of shares of the Funds through an Automatic Investment Plan. The Automatic Investment Plan is only available for Class M shares. The Automatic Investment Plan provides a convenient method to have monies deducted directly from your bank account for investment into the Funds. You can make automatic monthly, quarterly or annual purchases of $100 or more into the Fund or Funds designated on the enclosed Account Application. The Funds may alter, modify or terminate the Automatic Investment Plan at any time. To begin participating in the Automatic Investment Plan, please complete the automatic investment plan section found on the Account Application, which is available by contacting the Funds at (800) 241-4671.
Purchases Through an Investment Broker or Dealer
You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds’ Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Funds may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus.
Current and prospective investors purchasing shares of a Fund through a broker-dealer should be aware that a transaction charge may be imposed by broker-dealers that make the Fund’s shares available, and there will not be such a transaction charge if shares of the Fund are purchased directly from the Fund.
Identity Verification Procedures Notice
The USA PATRIOT Act and federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. When completing the New Account Application, you will be required to supply the Funds with certain information for all persons owning or permitted to act on an account. This information includes date of birth, taxpayer identification number and street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.
Net Asset Value and Fair Value Pricing
The NAV per share is the value of the Fund’s assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of a Fund’s portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value as determined by the Adviser. The Adviser may determine the fair value for securities that are thinly traded, illiquid, or where the Adviser believes that the prices provided by a pricing service are not accurate or are not available. Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective net asset values. The Statement of Additional Information further describes the most common techniques used by the Funds to fair value their securities.
The daily NAV may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures will close shortly after the time net asset value is calculated. See “Net Asset Value” in the Statement of Additional Information for further information.

How to Redeem Shares
Regular Redemptions

You may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a request to redeem shares to the Transfer Agent via regular mail, send to:
TCW Metropolitan West Funds
c/o BNY Mellon Investment Servicing
P.O. Box 534453
Pittsburgh, PA 15253-4453
If you are sending a request via overnight mail services, send to:
TCW Metropolitan West Funds
c/o BNY Mellon Investment Servicing
Attention: 534453
500 Ross Street, 154-0520
Pittsburgh, PA 15262
The redemption request should identify the Fund and the account number, specify the number of shares or dollar amount to be redeemed and be signed by all registered owners exactly as the account is registered. Your request will not be accepted unless it contains all required documents. The shares will be redeemed at NAV next determined after receipt of the request by the Transfer Agent or other agent of the Funds. A redemption of shares is a sale of shares and you may realize a taxable gain or loss.
If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agent’s records, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).
Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. If you have any questions, please contact the Funds in advance by calling (800) 241-4671.
Redemptions will be processed only on a day during which the NYSE is open for business. If you purchase shares by check or money order and later decide to sell them, your proceeds from that redemption will be withheld until the Funds are sure that your check has cleared. This could take up to 15 calendar days after your purchase order.
Exchanges of Shares
You are permitted to exchange your shares in a Fund for shares of another Fund in the Trust, provided that the share class is the same in the two Funds involved in the exchange, the shares may legally be sold in the state of your residence and the Fund is open to new investors. You must also select the appropriate box on the Account Application. The shares you are exchanging must have a current value of at least the minimum investment requirement for that class ($5,000 for regular accounts and $1,000 for Individual Retirement Accounts of Class M, $2,500 for regular accounts and $1,000 for Individual Retirement Accounts of the Administrative Class and $3,000,000 for Class I and $25,000,000 for the Plan Class). Class I-2 shares are currently only offered for the Total Return Bond Fund. An exchange of shares is treated for Federal income tax purposes as a redemption or sale of shares and any gain or loss may be subject to income tax. Shares exchanged for shares of another Fund will be priced at their respective net asset values.
The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Administrators, trustees or sponsors of retirement plans may also impose redemption fees on such exchanges.
The Funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The Fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Adviser determines are likely to have a negative effect on the Funds.
Systematic Withdrawal Plan
If you own or are purchasing shares of the Funds having a current value of at least $10,000 for Class M and Administrative Class and $100,000 for Class I and Class I-2, you may participate in a Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides for automatic redemptions of at least $100 on a monthly for Class M and Administrative Class, quarterly, semi-annual or annual basis via Automatic Clearing House (ACH). This electronic transfer could take three to five business days to settle. You may establish a Systematic Withdrawal Plan by completing the appropriate section on the Account Application or by calling the Funds at (800) 241-4671. Notice of all changes concerning the Systematic Withdrawal Plan must be received by the Transfer Agent at least two weeks prior to the next scheduled payment. Further information regarding this Plan and its requirements can be obtained by contacting the Fund at (800) 241-4671. The Systematic Withdrawal Plan is not available for the Plan Class shares.
Telephone Transactions
You may redeem shares by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent’s records. You may also exchange shares by telephone. In order to redeem or exchange shares by telephone, you must select the appropriate box on the Account Application. In order to arrange for telephone redemptions or exchanges or change payment instructions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account with the signature guarantees as described above. Once this feature has been requested, shares may be redeemed or exchanged by calling the Transfer Agent at (800) 241-4671 and giving the account name, account number, and amount of the redemption or exchange. Joint accounts require only one shareholder to call. If redemption proceeds are to be mailed or wired to the shareholder’s bank account, the bank involved must be a commercial bank located within the United States.
If you redeem your shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in Federal funds on the next business day. The redemption order must be received by the Transfer Agent before the relevant Fund’s net asset value is calculated for the day. There may be a charge of up to $10 for all wire redemptions. IF YOU EFFECT TRANSACTIONS VIA WIRE TRANSFER YOU MAY BE REQUIRED TO PAY FEES, INCLUDING THE WIRE FEE AND OTHER FEES THAT WILL BE DEDUCTED DIRECTLY FROM REDEMPTION PROCEEDS.
The Funds reserve the right to reject any telephone redemption or exchange request and the redemption or exchange privilege may be modified or terminated at any time on 30-days’ notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, if you are electing to redeem or exchange by telephone you will be required to provide your account number or other identifying information. All such telephone transactions will be digitally recorded and you will receive a confirmation in writing. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption or exchange of shares may be difficult to implement and you should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason you are unable to redeem or exchange by telephone, you should redeem or exchange shares by writing to the Transfer Agent at the address listed above.
Payments
After the Transfer Agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Redemption payments by check will generally be issued on the business day following the redemption date; however, actual receipt of the check by the redeeming investor will be subject to postal delivery schedules and timing. Payment may be delayed under unusual circumstances, consistent with the 1940 Act, and may take up to several weeks when made partly in-kind with marketable securities.
Methods Used to Meet Redemption Requests
Under normal circumstances, each Fund typically expects to meet redemptions with other positive cash flows. When that cash is not available, each Fund seeks to maintain its portfolio weightings by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in trading costs.
Under certain circumstances, including under stressed market conditions, there are additional tools that each Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement, within regulatory requirements. Under unusual circumstances, a Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including a joint committed credit facility, or inter-fund borrowing from affiliated mutual funds, in order to meet redemption requests.
If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.
Redemptions of Accounts Below Minimum Amount
The Funds may redeem all of your shares at net asset value (calculated on the preceding business day) if the balance of your account falls below a certain minimum amount as a result of a transfer or redemption (and not market fluctuations). The minimum amount is $500 for Class M shares, $3,000,000 for Class I shares and Class I-2, $500 for Administrative Class shares and $25,000,000 for Plan Class shares. The Funds will notify you in writing and you will have 60 days to increase your account balance before your shares are redeemed.
Conversion of Shares Between Classes
You are permitted to convert shares between Class M, Class I, and Class I-2 and Plan Class Shares, provided that your investment meets the minimum initial investment and any other requirements in the other class, and that the shares of the other class are eligible for sale in your state of residence. Further information about conversion of shares between classes may be found in the Statement of Additional Information.
Trading Limits
The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment returns to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.
The Trust reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Trust’s view, is likely to engage in excessive material trading. If a purchase or exchange order into shares of a Fund is rejected, the potential investor will not benefit from any subsequent increase in the net asset value of that Fund. Future purchases into a Fund may be barred if a shareholder effects more than two round trips in shares of that Fund (meaning exchanges or redemptions following a purchase) in excess of certain de minimis limits within a 30 day period. Shareholders effecting a round trip transaction in shares of a Fund in excess of the relevant de minimis threshold more than once within the above-referenced 30-day period may receive a communication from the Fund warning that the shareholder is in danger of violating the Trust’s Frequent Trading Policy. Exceptions to these trading limits may be made only upon approval of the Funds’ Chief Compliance Officer or his designee, and such exceptions are reported to the Board of Trustees on a quarterly basis. This policy may be revised from time to time by the officers of the Trust in consultation with the Board of Trustees without prior notice.
These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Adviser’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.
In an attempt to detect and deter excessive trading in omnibus accounts, the Trust or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Trust, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.
In addition, the Trust reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules; and
•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of large redemptions, excessive trading or during unusual market conditions).
Reports to Shareholders
Each Fund’s fiscal year ends on March 31. Each Fund will issue to its shareholders semi-annual and annual reports. In addition, you will receive monthly statements of the status of your account reflecting all transactions having taken place within that month. In order to reduce the Funds’ expenses, the Trust will try to identify related shareholders in a household and send only one copy of the annual or semi-annual report and prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders by the deadline established by the Internal Revenue Service (IRS). Account tax information will also be sent to the IRS.
Withholdings; Reporting
The Funds may be required to withhold Federal income tax from proceeds of redemptions if you are subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld. The Funds also may be required to report redemptions to the IRS.

Dividends and Tax Status

The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Dividends normally begin to accrue on the next business day after payment for shares.
Distributions from net realized short-term gains, if any, and distributions from any net capital gains realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of the Fund’s fiscal year. Dividends and distributions are paid in full and fractional shares of each Fund based on the net asset value per share at the close of business on the ex-dividend date, unless you request, in writing to the Trust, payment in cash. Distributions are treated the same for tax purposes whether received in cash or reinvested. The Trust will notify you after the close of its fiscal year of both the dollar amount and the tax status of that year’s distributions. All dividends from net investment income (other than qualified dividend income) together with distributions of short-term capital gains will be taxable as ordinary income even if paid to you in additional shares. Any net capital gains (“capital gains distributions”) distributed are taxable as the relevant type of capital gains regardless of the length of time you have owned your shares. Distributions of investment income designated as derived from “qualified dividend income” will be taxed under federal law in the hands of individuals at the rates applicable to long term capital gain, provided certain requirements are met. State and local taxes may also apply. Dividends, interest and gains received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes.
Distributions will be taxable in the year in which they are received, except for certain distributions received in January, which will be taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund’s distributions, including the portions, if any, that qualify for the dividends-received deduction. These distributions may be capital gain distributions and/or a return of capital.
Additional information about taxes is set forth in the Statement of Additional Information. The foregoing discussion has been prepared by the management of the Funds, and is not intended to be a complete description of all tax implications of an investment in a Fund. You should consult your own advisors concerning the application of federal, state and local tax laws to your particular situations.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years of the Fund’s operations or period from inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements and financial highlights of each Fund, are included in the annual report, which is available upon request.

Financial Highlights

AlphaTrak 500 Fund
Class M

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$9.87	$11.48	$13.26	$8.89	$10.73

Income from Investment Operations:
Net investment income[1]	0.47	0.27	0.11	0.18	0.31
Net realized and unrealized gain (loss)	2.35	(1.42)	1.81	5.14	(1.14)

Total Income (Loss) from Investment Operations	2.82	(1.15)	1.92	5.32	(0.83)

Less Distributions:
From net investment income	(0.46)	(0.27)	(0.12)	(0.20)	(0.30)
From net capital gains	—	(0.19)	(3.58)	(0.75)	(0.71)

Total Distributions	(0.46)	(0.46)	(3.70)	(0.95)	(1.01)

Net Asset Value, End of Year	$12.23	$9.87	$11.48	$13.26	$8.89

Total Return	29.17%	(9.77)%	13.35%	60.83%	(9.36)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$30,142	$28,961	$45,102	$36,770	$29,066
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.21%	1.28%	0.83%[2]	1.26%	1.04%
After expense waivers and reimbursements	0.45%	0.45%	0.83%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.37%	2.70%	0.78%	1.57%	2.80%
Portfolio Turnover Rate	260%	166%	94%	60%	89%

[1]	Per share numbers have been calculated using the average share method.

[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.66%.

Financial Highlights

Corporate Bond Fund
Class M

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$9.03	$9.89	$10.65	$10.32	$10.31

Income from Investment Operations:
Net investment income[1]	0.32	0.26	0.22	0.28	0.88
Net realized and unrealized gain (loss)	(0.05)	(0.86)	(0.69)	0.50	0.06

Total Income (Loss) from Investment Operations	0.27	(0.60)	(0.47)	0.78	0.94

Less Distributions:
From net investment income	(0.32)	(0.26)	(0.22)	(0.40)	(0.86)
From net capital gains	—	—	(0.07)	(0.05)	(0.07)

Total Distributions	(0.32)	(0.26)	(0.29)	(0.45)	(0.93)

Net Asset Value, End of Year	$8.98	$9.03	$9.89	$10.65	$10.32

Total Return	3.15%	(6.02)%	(4.67)%	7.55%	9.19%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,809	$4,296	$5,622	$8,190	$876
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	4.56%	3.93%	2.73%	3.16%	8.55%
After expense waivers and reimbursements	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.67%	2.87%	2.01%	2.54%	8.31%
Portfolio Turnover Rate	136%	124%	148%	84%	65%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

Corporate Bond Fund
Class I

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$9.03	$9.89	$10.65	$10.32	$10.31

Income from Investment Operations:
Net investment income[1]	0.35	0.28	0.24	0.40	0.91
Net realized and unrealized gain (loss)	(0.04)	(0.86)	(0.69)	0.41	0.06

Total Income (Loss) from Investment Operations	0.31	(0.58)	(0.45)	0.81	0.97

Less Distributions:
From net investment income	(0.35)	(0.28)	(0.24)	(0.43)	(0.89)
From net capital gains	—	—	(0.07)	(0.05)	(0.07)

Total Distributions	(0.35)	(0.28)	(0.31)	(0.48)	(0.96)

Net Asset Value, End of Year	$8.99	$9.03	$9.89	$10.65	$10.32

Total Return	3.52%	(5.79)%	(4.44)%	7.81%	9.46%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,379	$2,870	$6,935	$4,730	$2,392
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	4.24%	3.39%	2.40%	3.54%	8.30%
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.92%	3.05%	2.25%	3.64%	8.62%
Portfolio Turnover Rate	136%	124%	148%	84%	65%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

Floating Rate Income Fund
Class M

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$9.29	$9.79	$9.95	$8.98	$9.90

Income from Investment Operations:
Net investment income[1]	0.81	0.56	0.31	0.30	0.42
Net realized and unrealized gain (loss)	0.20	(0.48)	(0.16)	0.97	(0.92)

Total Income (Loss) from Investment Operations	1.01	0.08	0.15	1.27	(0.50)

Less Distributions:
From net investment income	(0.81)	(0.58)	(0.31)	(0.30)	(0.42)

Net Asset Value, End of Year	$9.49	$9.29	$9.79	$9.95	$8.98

Total Return	11.36%	0.96%	1.50%	14.30%	(5.36)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$9,521	$11,002	$17,003	$13,815	$6,084
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.01%	1.02%	1.00%	0.99%	1.00%
After expense waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.65%	5.98%	3.12%	3.05%	4.27%
Portfolio Turnover Rate	77%	43%	49%	38%	51%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

Floating Rate Income Fund
Class I

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$9.29	$9.78	$9.95	$8.98	$9.90

Income from Investment Operations:
Net investment income[1]	0.83	0.58	0.33	0.32	0.44
Net realized and unrealized gain (loss)	0.20	(0.47)	(0.17)	0.97	(0.92)

Total Income (Loss) from Investment Operations	1.03	0.11	0.16	1.29	(0.48)

Less Distributions:
From net investment income	(0.83)	(0.60)	(0.33)	(0.32)	(0.44)

Net Asset Value, End of Year	$9.49	$9.29	$9.78	$9.95	$8.98

Total Return	11.58%	1.26%	1.61%	14.52%	(5.17)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$292,519	$328,416	$475,105	$417,927	$250,187
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[2]	0.70%	0.69%[3]	0.70%[4]	0.70%
After expense waivers and reimbursements	0.70%	0.70%	0.69%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.85%	6.22%	3.32%	3.25%	4.47%
Portfolio Turnover Rate	77%	43%	49%	38%	51%

[1]	Per share numbers have been calculated using the average share method.

[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.70%.

[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.69%.

[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

Financial Highlights

High Yield Bond Fund
Class M

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$9.12	$10.06	$10.57	$9.27	$9.66

Income from Investment Operations:
Net investment income[1]	0.60	0.50	0.38	0.36	0.40
Net realized and unrealized gain (loss)	0.16	(0.93)	(0.51)	1.31	(0.39)

Total Income (Loss) from Investment Operations	0.76	(0.43)	(0.13)	1.67	0.01

Less Distributions:
From net investment income	(0.60)	(0.51)	(0.38)	(0.37)	(0.40)

Net Asset Value, End of Year	$9.28	$9.12	$10.06	$10.57	$9.27

Total Return	8.64%	(4.20)%	(1.30)%	18.14%	(0.06)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$111,388	$134,178	$169,941	$198,337	$126,587
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.91%	0.91%	0.90%	0.91%	0.93%
After expense waivers and reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.55%	5.45%	3.61%	3.53%	4.07%
Portfolio Turnover Rate	82%	116%	117%	108%	181%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

High Yield Bond Fund
Class I

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$9.12	$10.05	$10.57	$9.26	$9.65

Income from Investment Operations:
Net investment income[1]	0.62	0.52	0.41	0.39	0.42
Net realized and unrealized gain (loss)	0.16	(0.92)	(0.52)	1.31	(0.39)

Total Income (Loss) from Investment Operations	0.78	(0.40)	(0.11)	1.70	0.03

Less Distributions:
From net investment income	(0.62)	(0.53)	(0.41)	(0.39)	(0.42)

Net Asset Value, End of Year	$9.28	$9.12	$10.05	$10.57	$9.26

Total Return	8.91%	(3.87)%	(1.15)%	18.56%	0.19%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$356,322	$361,021	$552,768	$572,082	$289,352
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%	0.61%	0.61%	0.61%	0.62%
After expense waivers and reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.81%	5.67%	3.88%	3.77%	4.33%
Portfolio Turnover Rate	82%	116%	117%	108%	181%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

Intermediate Bond Fund
Class M

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$9.57	$10.10	$10.74	$10.65	$10.37

Income from Investment Operations:
Net investment income[1]	0.38	0.29	0.11	0.13	0.26
Net realized and unrealized gain (loss)	(0.22)	(0.53)	(0.61)	0.36	0.28

Total Income (Loss) from Investment Operations	0.16	(0.24)	(0.50)	0.49	0.54

Less Distributions:
From net investment income	(0.38)	(0.29)	(0.11)	(0.13)	(0.26)
From net capital gains	—	—	(0.03)	(0.27)	—

Total Distributions	(0.38)	(0.29)	(0.14)	(0.40)	(0.26)

Net Asset Value, End of Year	$9.35	$9.57	$10.10	$10.74	$10.65

Total Return	1.80%	(2.32)%	(4.63)%	4.63%	5.27%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$17,845	$21,053	$24,746	$36,452	$33,836
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.71%	0.72%	0.70%	0.71%	0.71%
After expense waivers and reimbursements	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.10%	3.00%	1.04%	1.22%	2.49%
Portfolio Turnover Rate	588%	516%	399%	372%	393%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

Intermediate Bond Fund
Class I

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$9.56	$10.10	$10.73	$10.65	$10.36

Income from Investment Operations:
Net investment income[1]	0.40	0.31	0.14	0.16	0.29
Net realized and unrealized gain (loss)	(0.21)	(0.54)	(0.60)	0.35	0.28

Total Income (Loss) from Investment Operations	0.19	(0.23)	(0.46)	0.51	0.57

Less Distributions:
From net investment income	(0.40)	(0.31)	(0.14)	(0.16)	(0.28)
From net capital gains	—	—	(0.03)	(0.27)	—

Total Distributions	(0.40)	(0.31)	(0.17)	(0.43)	(0.28)

Net Asset Value, End of Year	$9.35	$9.56	$10.10	$10.73	$10.65

Total Return	2.12%	(2.22)%	(4.33)%	4.76%	5.60%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$952,523	$876,918	$768,271	$766,063	$693,038
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.48%[2]	0.49%	0.47%	0.48%	0.48%
After expense waivers and reimbursements	0.48%	0.49%	0.47%	0.48%	0.48%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.33%	3.26%	1.29%	1.44%	2.69%
Portfolio Turnover Rate	588%	516%	399%	372%	393%

[1]	Per share numbers have been calculated using the average share method.

[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.48%.

Financial Highlights

Investment Grade Credit Fund
Class M

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$7.82	$8.70	$9.67	$9.65	$10.31

Income from Investment Operations:
Net investment income[1]	0.41	0.63	0.45	0.59	1.05
Net realized and unrealized gain (loss)	(0.11)	(0.84)	(0.95)	0.17	(0.55)

Total Income (Loss) from Investment Operations	0.30	(0.21)	(0.50)	0.76	0.50

Less Distributions:
From net investment income	(0.42)	(0.65)	(0.46)	(0.63)	(1.05)
From net capital gains	—	—	(0.01)	(0.11)	(0.11)
From tax return of capital	—	(0.02)	—	—	—

Total Distributions	(0.42)	(0.67)	(0.47)	(0.74)	(1.16)

Net Asset Value, End of Year	$7.70	$7.82	$8.70	$9.67	$9.65

Total Return	4.01%	(2.24)%	(5.42)%	7.97%	4.80%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$6,041	$3,026	$2,259	$2,126	$837
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.56%	3.90%	2.16%	2.93%	3.86%
After expense waivers and reimbursements	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.33%	7.93%	4.75%	6.02%	10.33%
Portfolio Turnover Rate	491%	231%	345%	92%	76%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

Investment Grade Credit Fund
Class I

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$7.82	$8.70	$9.67	$9.65	$10.31

Income from Investment Operations:
Net investment income[1]	0.42	0.67	0.45	0.65	1.07
Net realized and unrealized gain (loss)	(0.10)	(0.86)	(0.93)	0.13	(0.55)

Total Income (Loss) from Investment Operations	0.32	(0.19)	(0.48)	0.78	0.52

Less Distributions:
From net investment income	(0.44)	(0.67)	(0.48)	(0.65)	(1.07)
From net capital gains	—	—	(0.01)	(0.11)	(0.11)
From tax return of capital	—	(0.02)	—	—	—

Total Distributions	(0.44)	(0.69)	(0.49)	(0.76)	(1.18)

Net Asset Value, End of Year	$7.70	$7.82	$8.70	$9.67	$9.65

Total Return	4.23%	(2.03)%	(5.22)%	8.20%	5.02%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$20,578	$7,299	$8,640	$10,105	$6,431
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.30%	3.62%	1.87%	2.68%	3.61%
After expense waivers and reimbursements	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.53%	8.38%	4.79%	6.56%	10.54%
Portfolio Turnover Rate	491%	231%	345%	92%	76%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

Low Duration Bond Fund
Class M

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$8.30	$8.57	$8.88	$8.65	$8.68

Income from Investment Operations:
Net investment income[1]	0.34	0.22	0.08	0.11	0.20
Net realized and unrealized gain (loss)	(0.03)	(0.26)	(0.31)	0.23	(0.03)

Total Income (Loss) from Investment Operations	0.31	(0.04)	(0.23)	0.34	0.17

Less Distributions:
From net investment income	(0.34)	(0.23)	(0.08)	(0.11)	(0.20)

Net Asset Value, End of Year	$8.27	$8.30	$8.57	$8.88	$8.65

Total Return	3.82%	(0.46)%	(2.65)%	3.91%	1.93%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$152,721	$298,833	$474,682	$445,538	$449,701
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%	0.63%	0.62%	0.62%	0.62%
After expense waivers and reimbursements	0.62%	0.63%	0.62%	0.62%	0.62%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.08%	2.66%	0.87%	1.22%	2.32%
Portfolio Turnover Rate	461%	450%	347%	256%	233%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

Low Duration Bond Fund
Class I

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$8.30	$8.58	$8.88	$8.65	$8.68

Income from Investment Operations:
Net investment income[1]	0.35	0.24	0.09	0.12	0.22
Net realized and unrealized gain (loss)	(0.03)	(0.28)	(0.30)	0.24	(0.03)

Total Income (Loss) from Investment Operations	0.32	(0.04)	(0.21)	0.36	0.19

Less Distributions:
From net investment income	(0.35)	(0.24)	(0.09)	(0.13)	(0.22)

Net Asset Value, End of Year	$8.27	$8.30	$8.58	$8.88	$8.65

Total Return	4.03%	(0.37)%	(2.34)%	4.12%	2.14%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,111,745	$1,479,311	$2,018,926	$2,034,540	$1,456,456
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.42%	0.42%	0.41%	0.42%	0.42%
After expense waivers and reimbursements	0.42%	0.42%	0.41%	0.42%	0.42%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.31%	2.85%	1.07%	1.39%	2.51%
Portfolio Turnover Rate	461%	450%	347%	256%	233%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

Low Duration Bond Fund
Administrative Class

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$10.73	$11.08	$11.48	$11.18	$11.21

Income from Investment Operations:
Net investment income[1]	0.44	0.22	0.09	0.13	0.26
Net realized and unrealized gain (loss)	(0.06)	(0.28)	(0.40)	0.30	(0.05)

Total Income (Loss) from Investment Operations	0.38	(0.06)	(0.31)	0.43	0.21

Less Distributions:
From net investment income	(0.43)	(0.29)	(0.09)	(0.13)	(0.24)

Net Asset Value, End of Year	$10.68	$10.73	$11.08	$11.48	$11.18

Total Return	3.77%	(0.48)%	(2.74)%	3.83%	1.90%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$10	$776 [2]	$1,709	$88	$94
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%	0.72%	0.72%	0.73%	0.72%
After expense waivers and reimbursements	0.70%	0.72%	0.72%	0.73%	0.72%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.18%	2.05%	0.80%	1.11%	2.27%
Portfolio Turnover Rate	461%	450%	347%	256%	233%

[1]	Per share numbers have been calculated using the average share method.

[2]	Represents the whole number without rounding to the 000s.

Financial Highlights

Strategic Income Fund
Class M

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$6.24	$6.89	$7.83	$7.29	$7.89

Income from Investment Operations:
Net investment income[1]	0.45	0.51	0.73	0.47	0.31
Net realized and unrealized gain (loss)	(0.05)	(0.54)	(0.94)	0.54	(0.60)

Total Income (Loss) from Investment Operations	0.40	(0.03)	(0.21)	1.01	(0.29)

Less Distributions:
From net investment income	(0.46)	(0.62)	(0.73)	(0.47)	(0.31)

Net Asset Value, End of Year	$6.18	$6.24	$6.89	$7.83	$7.29

Total Return	6.67%	(0.23)%	(2.99)%	14.14%	(3.86)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$52,304	$50,681	$16,813	$15,471	$10,413
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.49%	1.86%	3.02%	2.73%	2.43%
After expense waivers and reimbursements	1.04%	1.04%	1.04%	2.28%	2.35%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.26%	8.24%	9.71%	6.12%	3.95%
Portfolio Turnover Rate	260%	177%	77%	24%	50%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

Strategic Income Fund
Class I

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$6.24	$6.89	$7.83	$7.29	$7.89

Income from Investment Operations:
Net investment income[1]	0.46	0.57	0.76	0.46	0.33
Net realized and unrealized gain (loss)	(0.05)	(0.59)	(0.95)	0.56	(0.60)

Total Income (Loss) from Investment Operations	0.41	(0.02)	(0.19)	1.02	(0.27)

Less Distributions:
From net investment income	(0.47)	(0.63)	(0.75)	(0.48)	(0.33)

Net Asset Value, End of Year	$6.18	$6.24	$6.89	$7.83	$7.29

Total Return	7.10%	—%	(2.76)%	14.19%	(3.61)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$22,938	$15,540	$9,310	$9,799	$48,252
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.22%	1.65%	2.77%	2.08%[2]	2.20%
After expense waivers and reimbursements	0.80%	0.80%	0.80%	2.08%	2.10%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.46%	9.08%	10.06%	5.92%	4.23%
Portfolio Turnover Rate	260%	177%	77%	24%	50%

[1]	Per share numbers have been calculated using the average share method.

[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.93%.

Financial Highlights

Sustainable Securitized Fund
Class M*

	Year Ended March 31,
	2024	2023	2022
Net Asset Value, Beginning of Period	$8.45	$9.36	$10.00

Income from Investment Operations:
Net investment income[1]	0.42	0.21	0.05
Net realized and unrealized loss	(0.07)	(0.88)	(0.61)

Total Income (Loss) from Investment Operations	0.35	(0.67)	(0.56)

Less Distributions:
From net investment income	(0.41)	(0.24)	(0.08)
From tax return of capital	(0.05)	—	—

Total Distributions	(0.46)	(0.24)	(0.08)

Net Asset Value, End of Period	$8.34	$8.45	$9.36

Total Return	4.33%	(7.15)%	(5.60)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$44	$50	$16
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	4.15%	3.35%	2.15%[3]
After expense waivers and reimbursements	0.70%	0.70%	0.79%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.13%	2.43%	0.97%[3]
Portfolio Turnover Rate	312%	312%	276%[2]

*	The Sustainable Securitized Fund Class M Shares commenced operations on October 1, 2021.

[1]	Per share numbers have been calculated using the average share method.

[2]	Non-Annualized.

[3]	Annualized.

Financial Highlights

Sustainable Securitized Fund
Class I*

	Year Ended March 31,
	2024	2023	2022
Net Asset Value, Beginning of Period	$8.45	$9.37	$10.00

Income from Investment Operations:
Net investment income[1]	0.47	0.23	0.05
Net realized and unrealized loss	(0.09)	(0.89)	(0.63)

Total Income (Loss) from Investment Operations	0.38	(0.66)	(0.58)

Less Distributions:
From net investment income	(0.43)	(0.26)	(0.05)
From tax return of capital	(0.05)	—	—

Total Distributions	(0.48)	(0.26)	(0.05)

Net Asset Value, End of Period	$8.35	$8.45	$9.37

Total Return	4.67%	(7.04)%	(5.87)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$7,715	$8,361	$10,655
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.82%	2.93%	1.80%[3]
After expense waivers and reimbursements	0.49%	0.49%	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.67%	2.61%	0.94%[3]
Portfolio Turnover Rate	312%	312%	276%[2]

*	The Sustainable Securitized Fund Class I Shares commenced operations on October 1, 2021.

[1]	Per share numbers have been calculated using the average share method.

[2]	Non-Annualized.

[3]	Annualized.

Financial Highlights

Total Return Bond Fund
Class M

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$9.28	$10.19	$10.82	$11.12	$10.64

Income from Investment Operations:
Net investment income[1]	0.37	0.28	0.13	0.15	0.26
Net realized and unrealized gain (loss)	(0.26)	(0.91)	(0.63)	0.24	0.57

Total Income (Loss) from Investment Operations	0.11	(0.63)	(0.50)	0.39	0.83

Less Distributions:
From net investment income	(0.37)	(0.28)	(0.13)	(0.15)	(0.26)
From net capital gains	—	—	(0.00)[2]	(0.54)	(0.09)
Total Distributions	(0.37)	(0.28)	(0.13)	(0.69)	(0.35)

Net Asset Value, End of Year	$9.02	$9.28	$10.19	$10.82	$11.12

Total Return	1.24%	(6.10)%	(4.69)%	3.31%	7.93%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$3,826,231	$6,442,440	$6,213,223	$7,154,434	$8,979,527
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.66%	0.67%	0.65%	0.67%	0.67%
After expense waivers and reimbursements	0.66%	0.67%	0.65%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.11%	3.04%	1.17%	1.28%	2.38%
Portfolio Turnover Rate	450%	426%	467%	470%	405%

[1]	Per share numbers have been calculated using the average share method.

[2]	Amount is greater than $(0.005) per share.

Financial Highlights

Total Return Bond Fund
Class I

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$9.28	$10.18	$10.82	$11.12	$10.64

Income from Investment Operations:
Net investment income[1]	0.39	0.30	0.15	0.17	0.28
Net realized and unrealized gain (loss)	(0.26)	(0.90)	(0.64)	0.24	0.57

Total Income (Loss) from Investment Operations	0.13	(0.60)	(0.49)	0.41	0.85

Less Distributions:
From net investment income	(0.39)	(0.30)	(0.15)	(0.17)	(0.28)
From net capital gains	—	—	(0.00)[2]	(0.54)	(0.09)

Total Distributions	(0.39)	(0.30)	(0.15)	(0.71)	(0.37)

Net Asset Value, End of Year	$9.02	$9.28	$10.18	$10.82	$11.12

Total Return	1.45%	(5.80)%	(4.58)%	3.54%	8.16%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$31,087,119	$38,399,347	$46,961,971	$52,980,073	$46,086,494
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.45%	0.45%	0.44%	0.45%	0.45%
After expense waivers and reimbursements	0.45%	0.45%	0.44%	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.35%	3.19%	1.38%	1.49%	2.60%
Portfolio Turnover Rate	450%	426%	467%	470%	405%

[1]	Per share numbers have been calculated using the average share method.

[2]	Amount is greater than $(0.005) per share.

Financial Highlights

Total Return Bond Fund
Class I-2*

	Year Ended March 31,				Period Ended March 31, 2020
	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.28	$10.18	$10.82	$11.12	$11.48

Income from Investment Operations:
Net investment income[1]	0.38	0.29	0.14	0.15	0.02
Net realized and unrealized gain (loss)	(0.26)	(0.89)	(0.64)	0.27	(0.36)

Total Income (Loss) from Investment Operations	0.12	(0.60)	(0.50)	0.42	(0.34)

Less Distributions:
From net investment income	(0.38)	(0.30)	(0.14)	(0.18)	(0.02)
From net capital gains	—	—	(0.00)[2]	(0.54)	—

Total Distributions	(0.38)	(0.30)	(0.14)	(0.72)	(0.02)

Net Asset Value, End of Period	$9.02	$9.28	$10.18	$10.82	$11.12

Total Return	1.39%	(5.87)%	(4.65)%	3.65%	(2.93)%[3]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$67,699	$102,076	$170,455	$116,857	$97 [4]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.51%	0.52%	0.52%	0.52%	0.33%[5]
After expense waivers and reimbursements	0.51%	0.52%	0.52%	0.52%	0.33%[5]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.28%	3.06%	1.33%	1.32%	3.49%[5]
Portfolio Turnover Rate	450%	426%	467%	470%	405%[3]

*	The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.

[1]	Per share numbers have been calculated using the average share method.

[2]	Amount is greater than $(0.005) per share.

[3]	Non-Annualized.

[4]	Represents the whole number without rounding to the 000s.

[5]	Annualized.

Financial Highlights

Total Return Bond Fund
Administrative Class

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$9.29	$10.19	$10.83	$11.13	$10.65

Income from Investment Operations:
Net investment income[1]	0.36	0.27	0.12	0.13	0.25
Net realized and unrealized gain (loss)	(0.26)	(0.90)	(0.65)	0.24	0.57

Total Income (Loss) from Investment Operations	0.10	(0.63)	(0.53)	0.37	0.82

Less Distributions:
From net investment income	(0.36)	(0.27)	(0.11)	(0.13)	(0.25)
From net capital gains	—	—	(0.00)[2]	(0.54)	(0.09)

Total Distributions	(0.36)	(0.27)	(0.11)	(0.67)	(0.34)

Net Asset Value, End of Year	$9.03	$9.29	$10.19	$10.83	$11.13

Total Return	1.12%	(6.10)%	(4.89)%	3.19%	7.80%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,191,464	$1,549,862	$1,963,315	$2,083,842	$1,739,034
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%	0.78%	0.77%	0.78%	0.78%
After expense waivers and reimbursements	0.78%	0.78%	0.77%	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.01%	2.83%	1.06%	1.15%	2.26%
Portfolio Turnover Rate	450%	426%	467%	470%	405%

[1]	Per share numbers have been calculated using the average share method.

[2]	Amount is greater than $(0.005) per share.

Financial Highlights

Total Return Bond Fund
Plan Class

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$8.70	$9.55	$10.15	$10.46	$10.01

Income from Investment Operations:
Net investment income[1]	0.37	0.29	0.15	0.17	0.28
Net realized and unrealized gain (loss)	(0.24)	(0.85)	(0.60)	0.23	0.54

Total Income (Loss) from Investment Operations	0.13	(0.56)	(0.45)	0.40	0.82

Less Distributions:
From net investment income	(0.37)	(0.29)	(0.15)	(0.17)	(0.28)
From net capital gains	—	—	(0.00)[2]	(0.54)	(0.09)

Total Distributions	(0.37)	(0.29)	(0.15)	(0.71)	(0.37)

Net Asset Value, End of Year	$8.46	$8.70	$9.55	$10.15	$10.46

Total Return	1.58%	(5.79)%	(4.50)%	3.65%	8.29%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$15,803,141	$17,622,821	$22,197,865	$24,605,977	$23,822,841
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%	0.37%	0.36%	0.37%	0.37%
After expense waivers and reimbursements	0.37%	0.37%	0.36%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.43%	3.26%	1.47%	1.57%	2.67%
Portfolio Turnover Rate	450%	426%	467%	470%	405%

[1]	Per share numbers have been calculated using the average share method.

[2]	Amount is greater than $(0.005) per share.

Financial Highlights

Ultra Short Bond Fund
Class M

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$4.10	$4.18	$4.25	$4.23	$4.26

Income from Investment Operations:
Net investment income[1]	0.17	0.09	0.02	0.02	0.11
Net realized and unrealized gain (loss)	(0.00)	(0.07)	(0.07)	0.02	(0.03)

Total Income (Loss) from Investment Operations	0.17	0.02	(0.05)	0.04	0.08

Less Distributions:
From net investment income	(0.18)	(0.10)	(0.02)	(0.02)	(0.11)

Net Asset Value, End of Year	$4.09	$4.10	$4.18	$4.25	$4.23

Total Return	4.14%	0.49%	(1.14)%	1.03%	1.85%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$12,917	$19,995	$39,477	$61,925	$28,355
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.84%	0.75%	0.64%	0.65%	0.77%
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.25%	2.24%	0.49%	0.49%	2.53%
Portfolio Turnover Rate	544%	479%	336%	210%	303%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

Ultra Short Bond Fund
Class I

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$4.11	$4.18	$4.26	$4.23	$4.27

Income from Investment Operations:
Net investment income[1]	0.18	0.10	0.03	0.03	0.12
Net realized and unrealized gain (loss)	(0.01)	(0.06)	(0.08)	0.03	(0.04)

Total Income (Loss) from Investment Operations	0.17	0.04	(0.05)	0.06	0.08

Less Distributions:
From net investment income	(0.18)	(0.11)	(0.03)	(0.03)	(0.12)

Net Asset Value, End of Year	$4.10	$4.11	$4.18	$4.26	$4.23

Total Return	4.31%	0.90%	(1.21)%	1.43%	1.78%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$37,783	$101,852	$158,258	$181,248	$76,340
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.66%	0.60%	0.49%	0.48%	0.58%
After expense waivers and reimbursements	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.37%	2.40%	0.66%	0.67%	2.70%
Portfolio Turnover Rate	544%	479%	336%	210%	303%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

Unconstrained Bond Fund
Class M

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$10.41	$11.17	$11.96	$11.12	$11.80

Income from Investment Operations:
Net investment income[1]	0.65	0.51	0.30	0.30	0.42
Net realized and unrealized gain (loss)	(0.09)	(0.74)	(0.66)	0.93	(0.69)

Total Income (Loss) from Investment Operations	0.56	(0.23)	(0.36)	1.23	(0.27)

Less Distributions:
From net investment income	(0.65)	(0.53)	(0.30)	(0.30)	(0.41)
From net capital gains	—	—	(0.13)	(0.09)	—
From tax return of capital	(0.01)	—	—	—	—

Total Distributions	(0.66)	(0.53)	(0.43)	(0.39)	(0.41)

Net Asset Value, End of Year	$10.31	$10.41	$11.17	$11.96	$11.12

Total Return	5.57%	(1.93)%	(3.15)%	11.14%	(2.47)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$141,736	$160,181	$214,792	$258,424	$267,139
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.04%[2]	1.04%	1.02%	1.03%	1.03%
After expense waivers and reimbursements	1.04%	1.04%	1.02%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.37%	4.81%	2.50%	2.56%	3.49%
Portfolio Turnover Rate	257%	223%	182%	165%	85%

[1]	Per share numbers have been calculated using the average share method.

[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.04%.

Financial Highlights

Unconstrained Bond Fund
Class I

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$10.40	$11.16	$11.95	$11.12	$11.79

Income from Investment Operations:
Net investment income[1]	0.68	0.53	0.33	0.33	0.44
Net realized and unrealized gain (loss)	(0.10)	(0.73)	(0.66)	0.92	(0.67)

Total Income (Loss) from Investment Operations	0.58	(0.20)	(0.33)	1.25	(0.23)

Less Distributions:
From net investment income	(0.67)	(0.56)	(0.33)	(0.33)	(0.44)
From net capital gains	—	—	(0.13)	(0.09)	—
From tax return of capital	(0.01)	—	—	—	—

Total Distributions	(0.68)	(0.56)	(0.46)	(0.42)	(0.44)

Net Asset Value, End of Year	$10.30	$10.40	$11.16	$11.95	$11.12

Total Return	5.87%	(1.65)%	(2.88)%	11.35%	(2.11)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,035,211	$2,353,053	$3,648,832	$3,271,289	$2,760,187
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.75%	0.76%	0.74%	0.75%	0.75%
After expense waivers and reimbursements	0.75%	0.76%	0.74%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.65%	5.04%	2.79%	2.82%	3.72%
Portfolio Turnover Rate	257%	223%	182%	165%	85%

[1]	Per share numbers have been calculated using the average share method.

Financial Highlights

Unconstrained Bond Fund
Plan Class*

	Year Ended March 31,				Period Ended March 31, 2020
	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.40	$11.15	$11.94	$11.11	$11.96

Income from Investment Operations:
Net investment income[1]	0.69	0.56	0.34	0.34	0.03
Net realized and unrealized gain (loss)	(0.10)	(0.74)	(0.66)	0.92	(0.85)

Total Income (Loss) from Investment Operations	0.59	(0.18)	(0.32)	1.26	(0.82)

Less Distributions:
From net investment income	(0.68)	(0.57)	(0.34)	(0.34)	(0.03)
From net capital gains	—	—	(0.13)	(0.09)	—
From tax return of capital	(0.01)	—	—	—	—

Total Distributions	(0.69)	(0.57)	(0.47)	(0.43)	(0.03)

Net Asset Value, End of Period	$10.30	$10.40	$11.15	$11.94	$11.11

Total Return	5.93%	(1.50)%	(2.83)%	11.44%	(6.88)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$397,728	$352,297	$120,524	$63,815	$93 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[4]	0.70%	0.69%	0.69%	0.68%[5]
After expense waivers and reimbursements	0.70%	0.70%	0.69%	0.69%	0.68%[5]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.73%	5.41%	2.87%	2.88%	4.06%[5]
Portfolio Turnover Rate	257%	223%	182%	165%	85%[2]

*	The Unconstrained Bond Fund Plan Class Shares commenced operations on March 6, 2020.

[1]	Per share numbers have been calculated using the average share method.

[2]	Non-Annualized.

[3]	Represents the whole number without rounding to the 000s.

[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.69%.

[5]	Annualized.

More information on each Fund is available, free of charge, upon request by calling (800) 241-4671, or on the Internet at www.TCW.com, including the following:
Annual/Semi-Annual Reports
Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more details about each Fund and its policies. A current SAI is on file with the SEC, is incorporated by reference, and is legally considered a part of this Prospectus.
Shareholder Account Information
For additional information, such as transaction and account inquiries:
Call (800) 241-4671, or send your request to:
TCW METROPOLITAN WEST FUNDS
ATTENTION: 534453
500 ROSS STREET, 154-0520
PITTSBURGH, PENNSYLVANIA 15262
(800) 241-4671
You can obtain copies of reports and other information about the Funds (including the SAI) on EDGAR Database on the SEC’s website at www.sec.gov or by electronic request to publicinfo@sec.gov. A fee will be charged for making copies.
Investment Company Act File No. 811-07989

JULY 29

Statement of Additional Information

TCW METWEST ALPHATRAK 500 FUND (“AlphaTrak 500 Fund”) (formerly, MetWest AlphaTrak 500 Fund)

(M Share: MWATX)

TCW METWEST CORPORATE BOND FUND (“Corporate Bond Fund”) (formerly, MetWest Corporate Bond Fund)

(I Share: MWCBX; M Share: MWCSX)

TCW METWEST FLOATING RATE INCOME FUND (“Floating Rate Income Fund”) (formerly, MetWest Floating Rate Income Fund)

(I Share: MWFLX; M Share: MWFRX)

TCW METWEST HIGH YIELD BOND FUND (“High Yield Bond Fund”) (formerly, MetWest High Yield Bond Fund)

(I Share: MWHIX; M Share: MWHYX)

TCW METWEST INTERMEDIATE BOND FUND (“Intermediate Bond Fund”) (formerly, MetWest Intermediate Bond Fund)

(I Share: MWIIX; M Share: MWIMX)

TCW METWEST INVESTMENT GRADE CREDIT FUND (“Investment Grade Credit Fund”) (formerly, MetWest Investment Grade Credit Fund)

(I Share: MWIGX; M Share: MWISX)

TCW METWEST LOW DURATION BOND FUND (“Low Duration Bond Fund”) (formerly, MetWest Low Duration Bond Fund)

(I Share: MWLIX; M Share: MWLDX; Admin Share: MWLNX)

TCW METWEST STRATEGIC INCOME FUND (“Strategic Income Fund”) (formerly, MetWest Strategic Income Fund)

(I Share: MWSIX; M Share: MWSTX)

TCW METWEST SUSTAINABLE SECURITIZED FUND (“Sustainable Securitized Fund”) (formerly, MetWest Sustainable Securitized Fund)

(I Share: MWESX; M Share: MWERX)

TCW METWEST TOTAL RETURN BOND FUND (“Total Return Bond Fund”) (formerly, MetWest Total Return Bond Fund)

(I Share: MWTIX; I-2 Share: MWTTX; M Share: MWTRX; Admin Share: MWTNX; Plan Share: MWTSX)

TCW METWEST ULTRA SHORT BOND FUND (“Ultra Short Bond Fund”) (formerly, MetWest Ultra Short Bond Fund)

(I Share: MWUIX; M Share: MWUSX)

TCW METWEST UNCONSTRAINED BOND FUND (“Unconstrained Bond Fund”) (formerly, MetWest Unconstrained Bond Fund)

(I Share: MWCIX; M Share: MWCRX; Plan Share: MWCPX)

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated July 29, 2024, as supplemented from time to time, which describe the separate investment series (each, a “Fund” and collectively, the “Funds”) of TCW Metropolitan West Funds (the “Trust”), formerly known as Metropolitan West Funds. Copies of the Prospectuses may be obtained at no charge by writing to TCW Metropolitan West Funds, 515 South Flower Street Los Angeles, California 90071. Metropolitan West Asset Management, LLC (the “Adviser”) is the investment adviser to the Funds. Incorporated by reference herein are the Prospectuses and the financial statements of the AlphaTrak 500 Fund, Corporate Bond Fund, Floating Rate Income Fund, High Yield Bond Fund, Intermediate Bond Fund, Investment Grade Credit Fund, Low Duration Bond Fund, Strategic Income Fund, Sustainable Securitized Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund contained in the Funds’ Annual Report to Shareholders for the fiscal year ended March 31, 2024, including the Report of Deloitte & Touche LLP, the Funds’ Independent Registered Public Accounting Firm. Copies of the Funds’ Annual and Semi-Annual Reports to shareholders are available, upon request, without charge, by calling (800) 241-4671, or by writing to TCW Metropolitan West Funds, 515 South Flower Street, Los Angeles, California 90071 or by visiting www.tcw.com.

2

THE TRUST

The Trust was organized on December 9, 1996 as a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end, management investment company. The Trust currently consists of twelve separate series, each of which has separate assets and liabilities. Each series of the Trust is a diversified fund. Each series of the Trust other than the AlphaTrak 500 Fund, the Low Duration Bond Fund, the Total Return Bond Fund and the Unconstrained Bond Fund has two classes of shares of beneficial interest, Class M and Class I, each with a par value of $0.01 per share. The AlphaTrak 500 Fund has one class of shares of beneficial interest, Class M, with a par value of $0.01 per share. The Low Duration Bond Fund and the Total Return Bond Fund each also has an Administrative Class of shares of beneficial interest, each with a par value of $0.01 per share. The Total Return Bond Fund and the Unconstrained Bond Fund each also has a Plan Class of shares of beneficial interest, with a par value of $0.01 per share. The Total Return Bond Fund additionally has an I-2 Class of shares of beneficial interest, with a par value of $0.01 per share. The Trust’s Board of Trustees (“Board of Trustees”) decides matters of general policy and reviews the activities of the Adviser. The Trust’s officers conduct and supervise the daily business operations of the Trust. The Board of Trustees may, at its own discretion, create additional series of shares and classes within each series.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Fund is described in the Prospectus.

The portfolio and strategies with respect to the composition of each Fund are described in the applicable Prospectus.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions (in addition to those indicated in the Prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of that Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the vote of the holders of a “majority” of a Fund’s outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

3

Except as noted, no Fund may:

1.

Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities (“U.S. government securities”) or mutual funds, if as a result of that purchase: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry. For purposes of the industry concentration test, (a) finance company subsidiaries will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of the parent companies; (b) utilities will be regarded as separate industries based on their services; for example, electric, natural gas, telephone, among others, will each be considered a separate industry; and (c) the Floating Rate Income Fund’s purchases of loan participations from banks will be considered to be in the industries of the underlying borrowers of the loans, loan assignments and loan participations.

2.

Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may otherwise borrow as expressly permitted by the Prospectus or this SAI) provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

3.

Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of collateral consisting of liquid securities or such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (33 1/3% for the Corporate Bond Fund, High Yield Bond Fund, Investment Grade Credit Fund, Strategic Income Fund and Sustainable Securitized Fund,) (taken at current value) is held as collateral for such sales at any one time.

4.

Issue senior securities, borrow money or pledge its assets, except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may pledge its assets to secure such borrowings. The Corporate Bond Fund, Floating Rate Income Fund, High Yield Bond Fund, Investment Grade Credit Fund, Strategic Income Fund, Sustainable Securitized Fund and Unconstrained Bond Fund may borrow from a bank in amounts not exceeding 33 1/3% of its total assets (including borrowings) and may pledge its assets to secure such borrowings. The Funds may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if, to the extent required by applicable law, immediately after each borrowing there is asset coverage of at least 300%, except for borrowing for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of total assets.

5.

Purchase any security (other than U.S. government securities) if as a result of that purchase, with respect to 75% of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

6.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

7.

Make investments for the purpose of exercising control or management. (However, this does not prohibit representatives of the Fund or the Adviser from participating on creditor’s committees with respect to the Fund’s portfolio investments.)

8.

Participate on a joint or joint and several basis in any trading account in securities that would be restricted or prohibited by the 1940 Act, except to the extent the Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting such account or otherwise is in compliance with interpretive guidance from the staff of the SEC. (As of the date of this SAI, the Trust has neither obtained nor applied for such an order.)

9.

Invest in commodities, except that the Fund may invest in futures contracts, options on futures contracts and other instruments, such as swaps, that are regulated by the Commodity Futures Trading Commission (“CFTC”) to the extent permitted by the CFTC’s regulations, so that either

4

(a) the aggregate initial margin and premiums required to establish the positions in those futures contracts and other CFTC-regulated instruments do not exceed five percent of the respective Fund’s liquidation value (after taking into account unrealized profits and losses on those positions) or (b) the net aggregate notional value or obligation of all futures contracts and other CFTC-regulated instruments do not exceed the liquidation value of the Fund’s portfolio at the time the most recent position was established (after taking into account unrealized profits and losses on those positions). (This exception is an operating policy that may be changed without shareholder approval, consistent with applicable regulations.)

10.

Lend money or other assets to other persons in any form or manner except as permitted to the fullest extent by the 1940 Act and other applicable law. To the extent the following activities constitute loans within the meaning of applicable law, none of the following are prohibited: (i) acquiring floating rate instruments, corporate loans, bonds, debentures or other corporate debt securities; (ii) investing in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; and (iii) lending its portfolio securities. (The Low Duration Bond Fund is not permitted to loan its portfolio securities.)

11.

Purchase or sell real estate or interests in real estate, except that the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

In addition, the Trust has adopted the following non-fundamental policies, which may be changed without shareholder approval, so that no Fund will: (a) notwithstanding the investment restrictions in (1) above, purchase any security, other than U.S. government securities or mutual funds, if as a result of that purchase, with respect to 100% of that Fund’s total assets, more than 5% of its total assets (determined at the time of investment) would then be invested in securities of a single issuer, except with respect to the debt obligations of any non-US sovereign government rated, at the time of purchase, A- or above by Fitch Ratings, Inc., A- or above by S&P Global Ratings, or A3 or above by Moody’s Investors Service, Inc., or, if unrated, debt obligations deemed by the Adviser to be of comparable quality, in which case the limit shall be 15%, provided that this restriction does not apply to the Corporate Bond Fund, High Yield Bond Fund, Investment Grade Credit Fund, Strategic Income Fund, Sustainable Securitized Fund and Unconstrained Bond Fund or to banks and other intermediaries from which the Floating Rate Income Fund purchases a loan participation; (b) invest more than 15% of its net assets in illiquid investments, excluding investments that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees such as restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Securities Act”); (c) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or other acquisition of assets or except as disclosed in the Prospectus or this SAI, but not more than 3% of the total outstanding stock of such company would be owned by the Fund and its affiliates; and (d) invest in securities of registered open-end investment companies or unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act or any successor provisions. Notwithstanding the diversification limits described above, Rule 5b-2 adopted under the 1940 Act allows the Trust and each Fund to disregard for purposes of those limits the total value of securities issued or guaranteed by a single guarantor so long as the value of all securities owned by a Fund issued or guaranteed by a common guarantor does not exceed 10% of the value of the total assets of that Fund.

Investment restrictions based on a percentage of a Fund’s net or total assets generally will be based at the time of investment in a security or instrument, except for investments that would constitute a senior security. Typically, a mark-to-market valuation would be used to test compliance with the investment restriction. For example, the market value of a position in a swap contract that is purchased would be used for these purposes rather than the initial purchase price or the notional value or reference value of the contract. The Fund would look through any affiliated investment company in which it invests for purposes of testing the industry concentration limit under investment restriction No. 1 above. Also, for purposes of investment restriction No. 1 above with respect to industry concentration, each Fund relies on categories from recognized industry references such as the U.S. Department of Labor’s Standard Industrial Classification (SIC codes) or Bloomberg’s Industry Sub-Groups, as determined to be reasonable and up-to-date by the Adviser. For this purpose, the Funds analyze privately issued mortgage-backed securities and asset-backed securities to determine the particular industry categories that apply to those securities. Also, for this purpose, please see the discussion under “Mortgage-Related Securities” related to the treatment of those securities under the industry concentration limit.

80% Investment Requirement

5

Certain Funds are required to invest at least 80% of the value of their net assets in accordance with the investment focus their name suggests (“80% investment requirement”). If applicable to a Fund, the Principal Investment Strategies section of the Fund’s prospectus describes the 80% investment requirement for that Fund. If a Fund is unable to meet the 80% investment requirement as a result of its purchase of a security or entering into an investment, the Fund must take prompt corrective action to return to compliance with this requirement. However, if a Fund is unable to meet the 80% investment requirement due to market fluctuation, large cash inflows/redemptions or a sale of a security (or exiting an investment), the Fund’s future investments must be made in a manner that will bring the Fund into compliance (or closer to being in compliance with that requirement). In this latter situation, the Adviser has discretion on how to return to compliance in a prudent manner that best serves the interests of the Fund and its shareholders. For example, a Fund need not return to compliance within 2 days, even if doing so is technically possible, if such an approach would harm the Fund or its shareholders by, for instance, causing the Fund to purchase illiquid assets at a premium.

SECURITIES AND TECHNIQUES USED BY THE FUNDS

The following provides more detailed information about securities and techniques used by the Funds and the risks associated with them.

GENERAL

The Floating Rate Income Fund will attempt to achieve its objective primarily by investing in the following items (that may be issued by domestic or foreign entities, including those in emerging market countries): (i) senior secured floating rate loans or debt; (ii) second lien or other subordinated or unsecured floating rate loans or debt; (iii) fixed-rate loans or debt, such as corporate bonds, preferred securities, convertible securities, mezzanine investments, collateralized loan obligations, senior loans, second lien loans, structured products and U.S. government debt securities, with respect to which the Fund has entered into derivative instruments that have the effect of converting the fixed-rate interest payments into floating-rate interest payments; and (iv) writing credit derivatives, which would give the Fund exposure to the credit of a single issuer or an index. The Fund may also purchase, without limitation, participations or assignments in senior floating rate loans or second lien floating rate loans.

The Funds will attempt to achieve their objectives by investing in the following types of securities (that may be issued by domestic or foreign entities) such as but not limited to: (i) U.S. government and agency securities; (ii) corporate debt securities, including bonds, notes and debentures; (iii) corporate and asset-backed commercial paper; (iv) mortgage and other asset-backed securities, including CMOs and REMICs (see “Mortgage Related Securities”); (v) variable and floating rate debt securities (including inverse floaters); (vi) subordinated corporate, mortgage, and asset-backed securities; (vii) structured debentures, bonds and notes; (viii) collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”), including CDO equity and preference shares; (ix) bank certificates of deposit; (x) fixed time deposits and bankers’ acceptances; (xi) money market securities, including non-U.S. money market securities; (xii) repurchase agreements and reverse repurchase agreements; (xiii) debt securities that are convertible into or exchangeable for equity securities (“convertible securities”); (xiv) warrants; (xv) preferred and common equity securities; (xvi) obligations of foreign governments or their subdivisions, agencies and instrumentalities; (xvii) obligations of international agencies (such as the Agency for International Development) or supranational entities; (xviii) loan participations and assignments; (xix) derivatives (including but not limited to swap agreements such as credit default swaps, index credit default swaps, total return swaps, interest rate swaps, swaptions and net interest margins); (xx) privately placed and Rule 144A securities; (xxi) leveraged loans; (xxii) mezzanine investments; (xxiii) futures and options on futures relating to currencies, indexes and other financial factors; (xxiv) bank loans or loan participations; (xxv) defaulted debt securities; (xxvi) dollar rolls; (xxvii) sell buybacks; (xxviii) other mutual funds, including Exchange Traded Funds (“ETFs”), such as iShares; (xxix) TRAC-X related securities (TRAC-X is an index of credit default swaps);(xxx) unrated securities; (xxxi) municipal bonds and securities and (xxxii) bridge loans.

There is no limitation on the percentage of a Fund’s assets that may be committed to any of these types of securities, except to the extent that a security may be deemed to be illiquid. As new fixed income products and securities are developed, the Adviser may invest in those opportunities for the Funds as well.

Note that preferred stocks normally differ greatly from common stocks, with which most people are familiar. Although preferred stock can possess many characteristics of equity, such as the right to convert to common stock, preferred stock often possesses characteristics of bonds because it operates like debt, plus interest, owed to the owner of the preferred stock.

In addition to the securities above, the AlphaTrak 500 Fund may invest all of its assets in the following equity derivative instruments (and in liquid assets backing its investments in these derivatives): (i) S&P 500 Index futures contracts; (ii) Mini S&P 500 Index futures contracts (“E-Mini”); (iii) options on the S&P 500 Index and S&P futures; (iv) swap agreements involving the S&P 500 Index. When the above-listed S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% of its assets in ETFs or in other pooled vehicles intended to track the performance of the S&P 500 Index and in the common stocks that comprise the S&P 500 Index. The Fund likely would not purchase all 500 issues, but would instead purchase a basket of common stocks represented in the S&P 500 Index that, in the opinion of the Adviser, will substantially track the movements in the S&P 500 Index.

6

Positions in S&P 500 Index futures and options will be entered into only to the extent they constitute permissible positions for the Fund according to applicable rules of the CFTC. At times, the Adviser may be constrained in its ability to use S&P 500 Index derivatives either by requirements of the Internal Revenue Code or by an unanticipated inability to close positions when it would be most advantageous to do so.

Because each Fund may invest up to 25% of its total assets in mutual funds that invest in stocks or bonds or other “baskets” of securities (such as ETFs), subject to other limits under applicable law, investors should know that a Fund would pay the additional fees and expenses of a mutual fund investment. Each Fund also may invest an unlimited amount of its cash in a money market fund. This would result in an additional layer of management fees and expenses for shareholders in a Fund. To the extent the acquiring Fund pays a sales load, distribution fee, or service fee on acquired fund shares (if it does), the Adviser must waive a sufficient amount of its advisory fee to offset the cost of the loads or distribution fees. The Funds also may invest in other affiliated funds to the extent permitted by applicable rule. Additional information (if applicable) is available in the Prospectus.

Each Fund may invest in debt securities or other obligations whose issuers are in default. However, under normal conditions, each Fund will not invest more than 5% (15% for the High Yield Bond Fund) of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.

A Fund may hold equity securities under certain circumstances, including, but not limited to, the resolution of a default or bankruptcy of a bond issuer, the entry of an issuer into receivership, a corporate or securities transaction by the issuer that affects securities held by the Fund, or the exercise by the Fund of conversion or purchase rights associated with a convertible or other fixed-income security purchased by the Fund. These equity securities may include a wide range of securities and instruments, including those listed above, that have risk and other characteristics of stocks or of both stocks and bonds.

By holding and investing in equity securities, a Fund may expose an investor to certain risks that could cause the investor to lose money, particularly if there is a sudden decline in a holding’s share price or an overall decline in the stock market. Equity securities are not expected to represent a material portion of a Fund’s portfolio unless the Fund exercises conversion or purchase rights or otherwise receives equity securities other than through the direct purchase of those equity securities.

The value of an investment in a Fund could decline because of equity securities held by the Fund based on the day-to-day fluctuation or the decline in their value related to movements in the stock market, as well as in response to the activities of individual companies. In addition, some of the equity securities that a Fund would obtain as a result of the special circumstances described above could be subject to restrictions on transfer or sale that may reduce their market value compared to freely tradable securities.

Each investment process incorporates an assessment of a broad range of existing and emergent material factors to promote well-informed investment choices. Such factors include, but are not limited to, the evaluation of investor rights, management independence, product safety, disaster risk, supply chain resilience, environmental and climate risk hazards, and labor relations. Each Fund’s management team uses a combination of proprietary research, third-party data, and engagement with companies, issuers, countries, industry standard setters, and others to assess the relevance and materiality of these factors to an investment’s performance. (All these sources may not be used in every instance.) Evaluating financially material factors such as these as part of the investment analysis (alongside traditional financial metrics) informs investment decision-making with the goal of improving risk-adjusted returns, consistent with our investment objectives.

CREDIT RATINGS

The Prospectus describes the permissible range of credit ratings (generally assigned by a Nationally Recognized Statistical Rating Organization) for the securities in which each Fund is permitted to invest. Securities rated Baa are considered by Moody’s to have speculative characteristics. For Baa/BBB rated securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Securities rated below BBB or Baa are considered to be below “investment grade” and are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of their obligations and are commonly known as “junk bonds.” The Intermediate Bond Fund, Investment Grade Credit Fund and Ultra Short Bond Fund each may invest up to 10% of its total assets in debt securities rated below investment grade at the time of purchase. The AlphaTrak 500 Fund may invest up to 15% of its total assets in securities rated below investment grade at the time of purchase. The Corporate Bond Fund, Low Duration Bond Fund, Sustainable Securitized Fund and Total Return Bond Fund each may invest up to 20% of its total assets in securities rated below investment grade at the time of purchase. The Strategic Income Fund and Unconstrained Bond Fund each may invest up to 50% of its total assets in debt

7

securities rated below investment grade at the time of purchase. The High Yield Bond Fund will invest at least 80% of its total assets in junk bonds if rated as such by at least one of the nationally recognized statistical rating organizations. The Floating Rate Income Fund will invest a substantial portion of its assets in such high yield securities.

Unpredicted and unforeseen economic and other external events can affect the credit ratings of portfolio securities, resulting in the assignment of a lower rating for a security or perhaps resulting in a security not being rated. Such downgrades can, in turn, adversely impact the average dollar-weighted credit quality of the Fund. This would not require the Fund to sell the security, but the Adviser will consider such an event (among other factors) in determining whether the Fund should continue to hold the security in the portfolio. The Adviser may assign credit ratings to unrated securities based on criteria which are, in the Adviser’s opinion, relevant to assessing the credit quality of the security, such as but not limited to the credit worthiness of the issuer, risk of default, issuer asset valuations, securities with comparable risk profiles and the issuer’s financial fundamentals, such as revenue. When calculating the average credit quality of a Fund, the Adviser also may assign a credit rating to equity securities held as a means of assessing the overall portfolio, absent any external sources.

DURATION

In selecting fixed-income securities for the Funds, the Adviser makes use of the concept of duration. Duration is a measure of the expected life of a fixed-income security on a present value basis. Most debt obligations provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Duration takes the length of time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a mortgage-backed, asset-backed, or callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time.

For any fixed-income security with interest payments occurring before the payment of principal, duration is ordinarily less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. A Fund’s computation of duration is based on estimated rather than known factors. Thus, there can be no assurance that any particular portfolio duration will at all times be achieved by a Fund.

Futures, options and options on futures have durations, which, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen a Fund’s duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative of the duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency that coupon is reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Assuming an expected average duration of 0.75 years for the AlphaTrak 500 Fund or Ultra Short Bond Fund, a 1% decline in interest rates would cause each Fund to gain 0.75% in value; likewise, a 1% rise in interest would produce a decline of 0.75% in each Fund’s value. It should be noted, however, that the above assumptions (regarding the AlphaTrak 500 Fund) do not reflect any changes in S&P 500 Index futures contracts, other derivatives or S&P 500 Index stocks that may be held by the Fund. Assuming an expected average duration of 5 years for the Corporate Bond Fund and Investment Grade Fund, a 1% decline in interest rates would cause each Fund to gain 5% in value; likewise, a 1% rise in interest rates would produce a decline of 5% in each Fund’s value. Assuming an expected average duration of 2 years for the Low Duration Bond Fund, Intermediate Bond Fund or the Strategic Income Fund, a 1% decline in interest rates would cause each Fund to gain 2% in value; likewise, a 1% rise in interest rates would produce a decline of 2% in each Fund’s value. Assuming an expected average duration of 4.5 years for the Sustainable Securitized Fund and Total Return Bond Fund, a 1% decline in interest rates would cause each Fund to gain 4.5% in value; likewise, a 1% rise in interest rates would produce a

8

decline of 4.5% in each Fund’s value. Assuming an expected average duration of 4 years for the High Yield Bond Fund, Unconstrained Bond Fund or Floating Rate Income Fund, a 1% decline in interest rates would cause the Fund to gain 4% in value; likewise a 1% rise in interest would produce a decline of 4% in the Fund’s value. Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the net asset value of the Funds and may be correlated with changes in interest rates. These factors can increase swings in the Fund’s share prices during periods of volatile interest rate changes.

EVENT DRIVEN AND SPECIAL SITUATION STRATEGIES

Event driven and special situation strategies involve attempting to predict the outcome of a particular transaction as well as the best time at which to commit capital to such a transaction. These strategies are designed to benefit from price movements caused by anticipated corporate events such as a merger, acquisition, spin-off, liquidation, reorganization or other special situations. The Funds believe that carefully selected investments in vehicles related to these events could enhance the Funds’ capital appreciation potential. The success or failure of these strategies usually depends on whether the Adviser accurately predicts the outcome and timing of the transaction event. Also, major market declines that could cause transactions to be re-priced or fail, may have a negative impact on the strategy. Investments in special situations may be illiquid, as determined by the Adviser based on policies established by the Board of Trustees. The Funds will not invest more than 15% of their net assets in illiquid investments, including special situations.

INVESTMENT STRATEGIES OF THE ALPHATRAK 500 FUND

Under normal market conditions, the Fund will invest in S&P 500 Index futures contracts with a contractual or “notional” value substantially equal to the Fund’s total assets. While the Fund strives to substantially match the contractual or “notional” value of the futures contracts held by the Fund to the Fund’s total assets, the Fund may experience operational limitations in its ability to do so. For example, there may be daily fluctuations in the purchase and redemption cash flow activity of the Fund that cannot be completely anticipated. There is no guarantee that the Fund’s strategy will achieve positive results. The Fund may also use S&P 500 swap contracts or ETFs that track the S&P 500 Index together with or in lieu of the S&P 500 Index futures.

INVESTMENT STRATEGIES OF THE STRATEGIC INCOME FUND

The Fund expects to employ various strategies, including: relative value/arbitrage strategies; market-timing strategies; event driven and special situation strategies; long-short or market-neutral equity strategies; and other strategies discussed in the Prospectus. These strategies are intended to provide absolute (positive) returns regardless of general market conditions; however, the values of the Fund’s investments may change with market conditions, and so will the value of an investment in the Fund. There is no guarantee that the Fund’s strategy will achieve positive results.

RELATIVE VALUE/ARBITRAGE STRATEGIES: Arbitrage strategies include investing both long and short in related securities or other instruments to take advantage of perceived discrepancies in market prices. Arbitrage strategies typically employ leverage. These strategies may include, but are not limited to: capital structure arbitrage, which involves seeking out mispriced securities a corporation may use for funding, and hedging the capital structure of this entity; convertible arbitrage, which is hedged investing in the convertible securities of a company such as buying the convertible bond and shorting the common stock of the same company; commodities/futures arbitrage, which involves arbitraging intra- and inter-market discrepancies among the various commodity and interest rate futures markets; and fixed income or interest rate arbitrage, which involves buying long and short different debt securities, interest rate swap arbitrage, and U.S. and non-U.S. government bond arbitrage.

MARKET-TIMING STRATEGIES: These strategies are designed to benefit from cyclical relationships that exist in certain markets, sectors and security types. Examples include: interest rate timing, yield curve relationships and arbitrage, and sector and issue allocations. Interest rate timing is based on the premise that interest rates have historically exhibited a cyclical pattern. Real interest rates (nominal interest rates less inflation) have been higher during economic expansions and have decreased as the economy slows. The Adviser uses this relationship to set the average duration of the Fund to benefit over a full market cycle from changes in interest rates. This investment process uses cost averages of new investments to adjust the duration of the Fund higher as real interest rates rise beyond their historic normal levels, and adjusts the duration lower as real interest rates move lower. At times, the portfolio’s average duration may be negative if real interest rates are negative. Yield curve relationships and arbitrage presumes that like interest rates, the relationship between bonds of various maturities has been highly variable across the economic cycle. The Fund seeks to take advantage of these movements both with relative value trades as described above and by concentrating the portfolio in the historically most undervalued sections of the yield curve. These strategies seek to benefit from the cyclical changes that occur in the shape of the yield curve. Sector and issue allocation investments are where the Adviser strives to benefit from cyclical changes between sectors of the fixed income markets. This is accomplished by using relative value and historical benchmarks to determine when sectors are undervalued. It might be implemented through long-only positions or a combination of long and short positions. The Adviser will use fundamental research to find individual issuers of securities that the Adviser believes are undervalued and have high income and the potential for price appreciation. The success of a market-timing strategy is dependent on several factors, including the Adviser’s ability to accurately predict market events and relationships.

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LONG-SHORT OR MARKET-NEUTRAL EQUITY STRATEGIES: These strategies are designed to exploit equity market inefficiencies and generally involve being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same sector or market. Under these strategies, the Adviser seeks to hold stocks “long” that the Adviser believes will perform better than comparable stocks, and sell stocks “short” that the Adviser believes will underperform comparable stocks, drawing on analyses of earnings, timing, pricing, or other factors. This type of investing may reduce market risk, but effective stock analysis and stock picking are essential to obtaining positive results.

INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The following tables and discussion provide more detail about the specific investment practices, security types and risk considerations of the Funds.

	AlphaTrak 500 Fund	Corporate Bond Fund	Floating Rate Income Fund	High Yield Bond Fund	Intermediate Bond Fund	Investment Grade Credit Fund
Asset-Backed Securities	✓	✓			✓	✓
Bank Loans; Participations and Assignments	✓		✓	✓	✓	✓
Bank Obligations	✓	✓	✓	✓	✓	✓
Below Investment Grade Mortgage-Backed Securities	✓				✓
Borrowing	✓	✓	✓	✓	✓	✓
Collateralized Debt Obligations	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓
Corporate Debt and Other Obligations	✓	✓	✓	✓	✓	✓
Credit Linked Notes						✓
Delayed Funding Loans and Revolving Credit Facilities	✓	✓	✓	✓	✓	✓
Derivatives
• Forward Currency Exchange Contracts		✓	✓	✓	✓	✓
• Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓
• Options	✓	✓	✓	✓	✓	✓
• Structured Notes	✓	✓	✓	✓	✓	✓
• Swap Agreements	✓	✓	✓	✓	✓	✓
Distressed and Defaulted Securities	✓		✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓
Emerging Market Countries and Sovereign Debt Obligations	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓
High Yield Securities or “Junk Bonds”	✓	✓	✓	✓	✓	✓
Illiquid Investments	✓	✓	✓	✓	✓	✓
Loans of Portfolio Securities	✓	✓	✓	✓	✓	✓
Master Limited Partnerships			✓
Mezzanine Securities			✓	✓
Mortgage-Related Securities						✓
Municipal Securities		✓			✓	✓
Non-U.S. Money Market Securities	✓	✓			✓	✓
Preferred Stock	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓

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	AlphaTrak 500 Fund	Corporate Bond Fund	Floating Rate Income Fund	High Yield Bond Fund	Intermediate Bond Fund	Investment Grade Credit Fund
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓
Sale-Buybacks	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓	✓
U.S. Government Securities	✓	✓	✓	✓	✓	✓
Warrants		✓	✓	✓		✓
When-Issued Securities	✓	✓	✓	✓	✓	✓

	Low Duration Bond Fund	Strategic Income Fund	Sustainable Securitized Fund	Total Return Bond Fund	Ultra Short Bond Fund	Unconstrained Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓	✓
Bank Loans; Participations and Assignments	✓	✓		✓	✓	✓
Bank Obligations	✓	✓	✓	✓	✓	✓
Below Investment Grade Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓
Borrowing	✓	✓	✓	✓	✓	✓
Collateralized Debt Obligations	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓
Corporate Debt and Other Obligations	✓	✓	✓	✓	✓	✓
Credit Linked Notes	✓	✓		✓	✓	✓
Delayed Funding Loans and Revolving Credit Facilities	✓	✓	✓	✓	✓	✓
Derivatives
• Forward Currency Exchange Contracts	✓	✓	✓	✓	✓
• Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓
• Options	✓	✓	✓	✓	✓	✓
• Structured Notes	✓	✓	✓	✓	✓	✓
• Swap Agreements	✓	✓	✓	✓	✓	✓
Distressed and Defaulted Securities	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓
Emerging Market Countries and Sovereign Debt Obligations	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓
High Yield Securities or “Junk Bonds”	✓	✓	✓	✓	✓	✓
Illiquid Investments	✓	✓	✓	✓	✓	✓
Loans of Portfolio Securities		✓	✓	✓	✓	✓
Mezzanine Securities		✓
Mortgage-Related Securities	✓	✓		✓	✓	✓
Municipal Securities	✓	✓		✓	✓
Non-U.S. Money Market Securities	✓			✓	✓
Preferred Stock			✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓
Sale-Buybacks	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓	✓
U.S. Government Securities	✓	✓	✓	✓	✓	✓
Warrants		✓	✓
When-Issued Securities	✓	✓	✓	✓	✓	✓

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ASSET-BACKED SECURITIES

The Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures, such as Principal only (PO) and Interest only (IO) bonds, similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

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The yield characteristics of asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

BANK LOANS; PARTICIPATIONS AND ASSIGNMENTS

The Funds may purchase participations in commercial loans, or may purchase assignments of these loans. This indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan made to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may be able to enforce its rights only through the lender, and may assume the credit risk of the lender in addition to the borrower.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated if it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owned. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. Certain types of loans, such as bridge loans (especially those in which the High Yield Bond Fund may invest) may provide certain types of equity features such as warrants and conversion rights. Those equity-type instruments and investments involve additional risks of an investment in equity, including potentially significant changes in value, difficulty in accurately valuing them, a lack of liquidity, and a significant loss on the investment, and the possibility that the particular right could expire worthless if not exercised.

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In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness continues to develop, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. To the extent this is the case, a Fund would consider the loan participation as illiquid and subject to the Fund’s restriction on investing no more than 15% of its net assets in illiquid investments. (See also the discussion below entitled “Illiquid Investments.”)

Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund will generally treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if the value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. The liquidity of each loan investment will be reviewed according to the requirements of the Funds’ liquidity policy established by the Board of Trustees. Investments in loan participations are considered to be debt obligations for purposes of any investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. In an assignment, the Funds would acquire a contractual relationship with the borrower and associated rights against that borrower. For example, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

BANK OBLIGATIONS

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specific return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal or interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, and practices and requirements applicable to foreign banks that differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

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BELOW INVESTMENT GRADE MORTGAGE-BACKED SECURITIES

The Sustainable Securitized Fund may invest up to 25% of its total assets in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade or, if unrated, determined by the Adviser to be of comparable quality. Other Funds may invest to a lesser extent in below investment grade RMBS and CMBS. In addition to the risks discussed below with respect to mortgage-related securities generally, RMBS and CMBS rated below investment grade carry additional risks. RMBS and CMBS rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the market for these securities, and for below investment grade asset-backed securities in general, has been characterized at times by less liquidity than the market for comparable investment grade securities, particularly during the financial crisis of 2007 and 2008. In the aftermath of that period, the market for such securities has improved and become more transparent, but the asset class remains complicated.

The Adviser has extensive experience analyzing, managing and trading below investment grade RMBS and CMBS. A below investment grade RMBS or CMBS may be classified as liquid only if the Adviser reasonably expects that the below investment grade RMBS or CMBS can be disposed of in current market conditions within seven (7) calendar days without the sale or disposition significantly changing the market value of the RMBS or CMBS, based on a number of factors including, but not limited to, bid and ask spreads, frequency of trades or quotes, number of dealers willing to purchase or sell the security, rating history of the security, whether there are contractual penalties for unwinding a purchase or contractual restrictions on trading, and other factors relating to the trading history of the security and corporate events of the issuer (such as bankruptcy or reorganization). The Adviser also conducts ongoing evaluations of the below investment grade RMBS and CMBS held by the Fund, including extensive risk management processes with respect to the liquidity of those investments.

While the Adviser generally intends to invest in markets that are liquid, depending on market conditions, market liquidity for lower-rated investments may be more likely to deteriorate than for higher-rated investments. Dealers in below investment grade mortgage-backed securities play an important role in providing liquidity, but are under no obligation to do so and may stop providing liquidity at any time. The impact of recent regulatory changes may further limit the ability or willingness of dealers to provide liquidity. Changing regulatory and market conditions, especially conditions in the housing market or changes to the status of the issuers of these securities, may adversely affect the liquidity of the Fund’s investments. These risks may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

The risks discussed below under “Mortgage-Related Securities” also apply to below investment grade mortgage-backed securities.

BORROWING

The Corporate Bond Fund, Floating Rate Income Fund, High Yield Bond Fund, Investment Grade Credit Fund, Strategic Income Fund, Sustainable Securitized Fund and Unconstrained Bond Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, these Funds may borrow money from banks for any purpose on a secured basis in an amount up to one-third of the Fund’s total assets. These Funds may also borrow for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

The AlphaTrak 500 Fund, Corporate Bond Fund, Intermediate Bond Fund, Investment Grade Credit Fund, Low Duration Bond Fund, Sustainable Securitized Fund, Total Return Bond Fund and Ultra Short Bond Fund, may borrow for temporary, emergency or investment purposes up to the amount permitted by its fundamental investment restrictions. This borrowing may be unsecured. The provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing subjects a Fund to interest costs that may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. This is the speculative factor known as leverage.

As discussed further below, a Fund also may enter into certain transactions, including reverse repurchase agreements, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment

15

under a reverse purchase agreement (or economically similar transaction) by the designation of assets determined in accordance with procedures adopted by the Board of Trustees to be equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

COLLATERALIZED DEBT OBLIGATIONS (“CDOs”), INCLUDING COLLATERALIZED BOND OBLIGATIONS (“CBOs”) AND OTHER COLLATERALIZED LOAN OBLIGATIONS (“CLOs”)

The Funds may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid investments, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including: distributions from collateral securities may not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; the CBOs, CLOs or other CDOs in which the Funds invest may be subordinate to other classes or may experience volatility in values; and the complex structure of the security may not be fully understood at the time of investment, potentially producing disputes with the issuer or unexpected investment results.

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities of domestic or foreign issuers that meet the ratings criteria set forth in the Prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specific period of time into a certain quantity of common stock or other equity securities of the same or a different issuer.

Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also offers an investor the opportunity, through its conversion feature, to participate in the capital attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the stock of the same issuer.

With respect to the Strategic Income Fund, because the investment characteristics of each convertible security vary, that variety enables the Fund to use convertible securities in different ways to pursue its investment objective of maximizing long-term total return without tracking any particular markets or indices. For example, the Fund can invest in: convertible securities that provide a relatively high level of income, with less appreciation potential; convertible securities that have high appreciation potential and a relatively low level of income; or convertible securities that provide some combination of both income and appreciation potential.

CORPORATE DEBT AND OTHER OBLIGATIONS

The Funds may invest in corporate debt securities, variable and floating rate debt securities and corporate commercial paper in the rating categories described above. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates.

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The Funds may invest in corporate debt securities with contractual call provisions that permit the seller of the security to repurchase the security at a pre-determined price. The market price typically reflects the presence of a call provision.

The Funds may invest in structured debentures and structured notes. These are hybrid instruments with characteristics of both bonds and swap agreements. Like a bond, these securities make regular coupon payments and generally have fixed principal amounts. However, the coupon payments are typically tied to a swap agreement that can be affected by changes in a variety of factors such as exchange rates, the shape of the yield curve and foreign interest rates. Because of these factors, structured debentures and structured notes can display price behavior that is more volatile than and often not correlated to other fixed-income securities. See “Derivative Instruments – Structured Notes” below for additional information.

The Funds may also invest in inverse floaters and tiered index bonds. An inverse floater is a type of derivative that bears a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate of the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Tiered index bonds are also a type of derivative instrument. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate on the tiered index bond will decrease. In general, the interest rates on tiered index bonds and inverse floaters move in the opposite direction of prevailing interest rates. The market for inverse floaters and tiered index bonds is relatively new. These corporate debt obligations may have characteristics similar to those of mortgage-related securities, but corporate debt obligations, unlike mortgage-related securities, are not subject to prepayment risk other than through contractual call provisions that generally impose a penalty for prepayment.

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes or other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, which are in the Adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest. These criteria are described in the Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk of being a lender.

DERIVATIVE INSTRUMENTS

In addition to the asset-backed securities, CBOs, CLOs and other CDOs and mortgage-related securities (including tiered index bonds and inverse floaters) which may be purchased by the Funds, the Funds may utilize certain other financial instruments with performance derived from the performance of an underlying asset (“derivatives”). Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. The use of derivatives in general may be subject to management risk, credit risk, market risk, liquidity risk, lack of availability or other unanticipated risks.

Derivatives utilized by a Fund may involve the purchase and sale of derivative instruments. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which a Fund may use and the risks of those instruments are described in further detail elsewhere in this Statement of Additional Information. A Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund will be successful.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, which was signed into law in 2010, granted significant authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

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In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) which replaced existing SEC and staff guidance with an updated, comprehensive framework for registered investment companies’ use of derivatives. Among other changes, the Derivatives Rule requires an investment company to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These requirements apply to the Funds except for those Funds that qualify as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Complying with the Derivatives Rule may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice. The Trust implemented a Derivatives Risk Management Program as required by the Derivatives Rule. The program manager, who is an employee of the Adviser, provides the Board of Trustees with a quarterly report containing information about each Fund’s derivatives use and with an annual report reviewing the operation and effectiveness of that Program.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•

Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interests. A Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•

Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

•

Using derivatives as a hedge against a portfolio investment subjects a Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•

While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

•

Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•

The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (i.e., the counterparty) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreement related to the transaction.

•

Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•

Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such over-the-counter (“OTC”) derivatives are entered into directly by the counterparties and may be traded only through financial institutions

18

acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board of Trustees. Where no such counterparty is available, a Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the liquidity that is afforded to exchange participants will not be available to the Fund as a participant in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a Fund would bear greater risk of default by the counterparties to such transactions.

•

A Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•

As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid investments.

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Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

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Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is not systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Fund to respond to such events in a timely manner.

The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with other institutional investors with respect to corporate securities, foreign currencies, interest rates, and securities indices, to name just a few of the various types of swap transactions. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. Each Fund will maintain designated assets consisting of cash, U.S. government securities, equity securities or other liquid, unencumbered assets that are permitted under applicable laws and regulations to be used for this purpose (including net proceeds from purchases and redemptions of Fund shares that have not settled but are expected to timely settle in the usual way), marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under options contracts, futures contracts and swap agreements to avoid leveraging the Fund. The value of some derivative investments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or securities prices. A Fund’s ability to successfully utilize these instruments may depend in part on the Adviser’s ability to correctly forecast the movement of interest rates, securities prices and other economic factors. Should the Adviser incorrectly forecast those factors, and take positions in derivative instruments contrary to prevailing market trends, the Funds could lose value and experience substantial volatility.

The Funds may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which a Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Funds also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into forward foreign currency exchange contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Funds’ investment or anticipated investment in securities denominated in foreign currencies.

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FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or foreign currency exchange rates.

A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock” in the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Funds’ portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

Risks Associated with Forward Foreign Currency Exchange Contracts. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or (2) the Fund designates liquid assets in an amount not less than the value of the Fund’s total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

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FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P 100; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as Euro. It is expected that other futures contracts will be developed and traded by the Funds in the future.

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund will use futures contracts and options on futures contracts in accordance with the applicable rules of the CFTC under which the Trust and the Funds avoid being deemed a “commodity pool” and the Adviser being deemed a “commodity pool operator.” Because of these plans, the Funds have claimed the applicable exemptions under CFTC Rules and are not registered as commodity pool operators. Accordingly, each Fund intends generally to limit its use of futures contracts and futures options as described below under “Limitations on Use of Futures, Options and Swaps.”

The Funds generally will use futures for hedging and other purposes described in the Prospectus and elsewhere in this SAI. Hedging purposes include gaining exposure to desired investments or markets rather than making direct investments in the underlying securities or instruments. The AlphaTrak 500 Fund uses futures in an effort to achieve total return greater than the S&P 500 Index (and as such, hedges S&P 500 Index exposure), as described in the Prospectus. With respect to hedging transactions, for example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Funds might, but do not expect to, engage in futures trading based on tangible assets.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

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Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also designate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Futures Contracts and Options on Futures Contracts. There are several risks associated with the use of futures contracts and futures options as hedging techniques, in addition to those described above. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

OPTIONS. A Fund may invest in options on securities, options on securities indexes and options on foreign currencies.

Options on Securities and on Securities Indexes: A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. A Fund may write a call or put option only if the option is “covered” by the Fund’s holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

Risks Associated with Options on Securities and Indexes. As mentioned above, there are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. No Fund will enter into foreign currency option contracts if the premiums on such options exceed 5% of the Fund’s total assets.

Risks Associated with Foreign Currency Options. The markets in foreign currency options are relatively new, and a Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Additional Risks Associated with Options Trading. The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

ADDITIONAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

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STRUCTURED NOTES. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator.

Risks Associated with Structured Notes. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

SWAP AGREEMENTS. The Funds may enter into various swap agreements, including (but not limited to) credit default, interest rate, total return, index and currency exchange rate swap agreements. These transactions attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a designated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Swap agreements are subject to the Funds’ overall limit that no more than 15% of net assets may be invested in illiquid investments, although a swap agreement may be deemed to be liquid pursuant to policies approved by the Funds’ Board of Trustees. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets at time of purchase.

Swaptions. The Funds may also enter into swap options, or “swaptions.” A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option. When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.

Risks Associated with Swap Agreements and Swaptions. Whether a Fund’s use of swap agreements and swaptions will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Whether a particular swap is liquid is assessed on a case-by-case basis under guidelines and standards established by the Funds’ Board of Trustees. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements that are not cleared through a recognized market only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Funds’ ability to use swap agreements. The portions of the swaps market involving swaps that are not cleared through a central market are largely unregulated. It is possible that developments in the swaps market, including further government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. There can be no assurance that a Fund’s use of swap agreements will assist it in meeting its investment objectives.

Credit Default Swap Contracts. Each Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic, stream of payments over the term of the contract provided no event of default by a selected entity (or entities) has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation.

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Risks Associated with Credit Default Swap Contracts. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to risks such as but not limited to illiquidity risk, counterparty risk and credit risks.

Interest Rate Swap Contracts. A Fund may also enter into interest rate swaps, which involve the exchange of interest payments by the Fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal.

Risks Associated with Interest Rate Swap Contracts. If the Adviser is incorrect in its interest rate forecasts and/or an interest rate swap used as a hedge negates a favorable interest rate movement, the investment performance of a Fund would be less than what it would have been if the Fund had not entered into the interest rate swap.

Total Return Swap Contracts. Each Fund may enter into total return swap agreements. Total Return Swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR- or SOFR-based cash flows. The Total Return Swap may be applied to any underlying asset but is most commonly used with equity indexes, single stocks, bonds and defined portfolios of loans and mortgages. The Total Return Swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR or SOFR, is spread to reflect the non-balance sheet nature of the product. Total Return Swaps can be designed with any underlying asset agreed between two parties. No notional amounts are exchanged with Total Return Swaps.

Risks Associated with Total Return Swap Contracts. If the Adviser is incorrect in its forecast of the performance of the asset or reference underlying the total return swap contract, the investment performance of a Fund would be less than what it would have been if the Fund had not entered into the total return swap contract.

LIMITATIONS ON USE OF FUTURES, OPTIONS, AND SWAPS. The Funds will enter into positions in futures contracts, options on futures and foreign currency, forward contracts on financial commodities, and swaps only to the extent permitted by the regulations of the CFTC. For those transactions not entered into for bona fide hedging purposes as defined by the rules of the CFTC, a Fund will limit them so that the aggregate net notional value or obligation of all futures contracts does not exceed the liquidation value of the Funds’ portfolio, after taking into account unrealized profits and losses. This means that, with respect to forwards and futures that are not contractually required to settle for cash, a Fund must cover its open contract positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to forwards and futures that are contractually required to settle for cash, a Fund may, however, instead set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (that is, any net liability) rather than the notional value. Using this net liability or market value to determine the amount of liquid assets to set aside allows a Fund to employ greater leverage.

A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option. There is no other percentage limitation on a Fund’s use of options, futures and options thereon, except for the limitation on foreign currency option contracts described above under “Derivative Instruments – Options – Foreign Currency Options.”

When purchasing a futures contract, a Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with (or for the benefit of) a futures commission merchant as margin, are equal to the market value of the futures contract as described above. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract, or the related liability as described above. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

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When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with (or for the benefit of) a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option as described above. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to establish and collateralize or cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Dividends and Tax Status.”

DISTRESSED AND DEFAULTED SECURITIES

The Floating Rate Income Fund and High Yield Bond Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations and would be regarded as “junk” quality or, if unrated, are in the judgment of the Adviser of equivalent quality (“Distressed Securities”). Investing in Distressed Securities is speculative and involves significant risks.

The Fund will generally make these investments only when the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a lengthy period may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investments in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will have an improved value or income potential than may have been anticipated when the investment was made, and may have no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in those proceedings, the Fund may more actively participate in the affairs of the issuer than would be typical for an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management control of any issuer’s affairs.

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DOLLAR ROLLS

The Funds may enter into dollar roll transactions in which the Funds sell a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction, the Funds forego principal and interest paid on the security that is sold, but receive the difference between the current sales price and the forward price for the future purchase. The Funds would also be able to earn interest on the income that is received from the initial sale. The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Funds are obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Funds may be adversely affected.

EMERGING MARKET COUNTRIES AND SOVEREIGN DEBT

The Funds may invest in emerging market securities, provided, however, that the High Yield Bond Fund, Intermediate Bond Fund, Low Duration Bond Fund, Sustainable Securitized Fund, Total Return Bond Fund and Ultra Short Bond Fund may invest up to 10% of their total assets in emerging market securities; the AlphaTrak 500 Fund and Strategic Income Fund may invest up to 15% of their total assets in emerging market securities; the Floating Rate Income Fund may invest up to 20% of its total assets in emerging market securities; and the Unconstrained Bond Fund may invest up to 50% of its total assets in emerging market securities. The Corporate Bond Fund and Investment Grade Credit Fund have no such restriction on investments in emerging market securities. Emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, Singapore and most Western European countries. In determining what countries constitute emerging markets, the Adviser will consider, among other things, data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (the “World Bank”) and the International Financial Corporation. The Adviser generally considers emerging market countries to include all of the countries in the JPMorgan Emerging Markets Global Diversified Bond Index, the JPMorgan Corporate Emerging Markets Broad Diversified Bond Index and the JPMorgan Global Emerging Markets Bond Index. Currently, investing in many emerging markets may not be desirable or feasible, because of the lack of adequate custody arrangements for a Fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Funds expect to expand and further broaden the group of emerging markets in which they invest.

From time to time, emerging markets have offered the opportunity for higher returns in exchange for a higher level of risk. Accordingly, the Adviser believes that each Fund’s ability to invest in emerging markets throughout the world may enable the achievement of results superior to those produced by funds with similar objectives to those of the Funds that invest solely in securities in developed markets. There is no assurance that any Fund will achieve these results.

The Funds may invest in the following types of emerging market fixed-income securities: (a) fixed-income securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government-owned, controlled or sponsored entities, including central banks (collectively, “Sovereign Debt”), including Brady Bonds (described below); (b) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (c) fixed-income securities issued by banks and other business entities; and (d) fixed-income securities denominated in or indexed to the currencies of emerging markets. Fixed-income securities held by the Funds may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity of fixed-income securities in which the Funds may invest.

The Funds may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. “Brady Bonds” are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (“IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other agreements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of its debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other

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factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the IMF and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on that debt.

Emerging market fixed-income securities generally are considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized statistical rating organizations. Investment in emerging market fixed-income securities will be allocated among various countries based upon the Adviser’s analysis of credit risk and its consideration of a number of factors, including: prospects for relative economic growth among the different countries in which the Funds may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors. The Adviser’s emerging market sovereign credit analysis includes an evaluation of the issuing country’s total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular fixed-income securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues available with respect to a particular issuer, analysis of the anticipated volatility and liquidity of the particular debt instruments, and the tax implications to the Fund. The emerging market fixed-income securities in which the Funds may invest are not subject to any minimum credit quality standards, so long as the value of those investments does not cause a Fund to surpass its applicable limit on investments in securities rated below investment grade.

The risks described under “Securities and Techniques Used by the Funds – Foreign Securities” below also apply to emerging market securities, and tend to be greater in emerging markets compared to more developed countries.

FOREIGN SECURITIES

The High Yield Bond Fund, Intermediate Bond Fund, Low Duration Bond Fund, Strategic Income Fund, Total Return Bond Fund and Ultra Short Bond Fund each may invest up to 25% of its total assets in securities of foreign issuers that are denominated in U.S. dollars. The Floating Rate Income Fund and Sustainable Securitized Fund may invest up to 20% of their total assets in securities of foreign issuers that are denominated in U.S. dollars. The AlphaTrak 500 Fund, Corporate Bond Fund, Investment Grade Credit Fund and Unconstrained Bond Fund have no such restriction on investments in securities of foreign issuers that are denominated in U.S. dollars.

Investments in securities of foreign issuers that are not denominated in U.S. dollars by the Funds (other than the Corporate Bond Fund, Floating Rate Income Fund, Investment Grade Credit Fund, Strategic Income Fund, Sustainable Securitized Fund and Unconstrained Bond Fund) will be limited to a maximum of 15% of each Fund’s total assets. The Corporate Bond Fund, Investment Grade Credit Fund and Unconstrained Bond Fund may invest, without limitation, in securities of foreign issuers. The Unconstrained Bond Fund may invest up to 40% of its total assets in securities of foreign issuers that are not denominated in U.S. dollars. The Strategic Income Fund may invest up to 30% of its total assets in securities of foreign issuers that are not denominated in U.S. dollars. Investments by the Corporate Bond Fund, Floating Rate Income Fund, Investment Grade Credit Fund and Sustainable Securitized Fund in securities that are not denominated in U.S. dollars will be limited to a maximum of 20% of the respective Fund’s total assets. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; and foreign currencies may be stronger or weaker than the U.S. dollar. The Adviser believes that the ability to invest abroad will enable the Funds to take advantage of these differences when they are favorable.

Fixed-income securities that may be purchased by the Funds include debt obligations issued or guaranteed by foreign governments, their subdivisions, agencies or instrumentalities, or by supranational entities that have been constituted by the governments of several countries to promote economic development, such as The World Bank and The Asian Development Bank. Foreign investment in certain foreign government debt is restricted or controlled to varying degrees.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities involve higher costs than

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investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Political or social instability, civil unrest, acts of terrorism and regional economic volatility are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s portfolio.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union (“EU”) and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments. Responses to the financial problems by EU governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom (“U.K.”) left the EU on January 31, 2020, in a process now commonly referred to as “Brexit.” While the long-term consequences of Brexit remain unclear, Brexit has already resulted in periods of volatility in European and global financial markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships. The U.K. and European economies and the broader global economy could be significantly impacted, which could potentially have an adverse effect on the value of a Fund’s investments. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Funds’ investments.

In addition, Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the U.S. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a Fund’s investments.

In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), as well as any economic sanctions implemented in response, may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally, which could negatively affect the value and liquidity of a Fund’s investments.

HIGH-YIELD SECURITIES OR “JUNK BONDS”

Securities rated below investment grade are commonly known as “junk bonds.” Investments in securities rated below investment grade that are eligible for purchase by the Funds, and in particular the High Yield Bond Fund, are described as speculative by both Moody’s and S&P. Lower-rated or unrated (i.e., high-yield or “junk bond”) securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer’s inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Adviser considers both credit risk and market risk in making investment decisions

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for the Funds. Investors should carefully consider the relative risk of investing in high-yield securities and understand that such securities are not generally meant for short-term trading. These high-yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high-yield may be more complex than for issuers of higher quality debt securities.

High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high-yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high-yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The amount of high-yield securities outstanding proliferated in the 1980’s in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values of high-yield securities, especially in a thinly traded market. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Funds’ net asset value. Additionally, when secondary markets for high-yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method of evaluating high-yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

Lower-rated or unrated debt obligations present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher- rated securities, resulting in a decline in the overall credit quality of the Fund’s portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

PARTICIPATION ON CREDITOR COMMITTEES: Representatives of a Fund (in particular – but not limited to – the High Yield Bond Fund) or the Adviser may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

ILLIQUID INVESTMENTS

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which, among other things, requires that all registered open-end management investment companies, including the Funds, establish a written liquidity risk management program (a “Liquidity Program”). Under a fund’s Liquidity Program, a fund must assess, manage and periodically review the fund’s liquidity risk, classify the liquidity of each of the fund’s portfolio investments, determine a highly liquid investment minimum, limit illiquid investments to 15% of fund investments, and establish policies and procedures regarding how and when a fund will engage in redemptions in-kind. Consistent with the Liquidity Rule, the Board of Trustees has reviewed and approved the written Liquidity Program for the Funds and has designated a committee of professionals associated with

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the Adviser to administer the Funds’ Liquidity Program. On an ongoing basis, the Board of Trustees will review annual reports from that committee, as the program administrator of the Funds’ Liquidity Program, on operations of the Funds’ Liquidity Program, its adequacy and effectiveness of implementation, and any material changes made to the Funds’ Liquidity Program. Under certain circumstances such as when there is a shortfall in a Fund’s highly liquid investments below its established highly liquid investment minimum or when a Fund’s illiquid investment holdings exceed 15% of its net assets, certain remedial actions must be taken, which may include Board of Trustees notification or review.

Under the Liquidity Rule, each Fund may not invest more than 15% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid investments, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions of resale. Historically, illiquid investments have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities that are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act generally are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid investments because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illegal securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Currently the Funds may invest in securities issued in private placements. The Funds also may invest in mezzanine securities that are placed between debt and equity in a company’s capital structure. These securities are typically subordinated debt instruments for late stage venture and mature companies and may offer income through a current coupon and equity participation through a warrant. In addition to being subject to credit risk, mezzanine securities are generally considered less liquid.

Over a period of years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. The market for Rule 144A securities is active and liquid as a result of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL Alliance platform sponsored by various securities industry participants.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider the following factors, among other considerations: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(a)(2) of the Securities Act to be considered liquid, (i) it must be rated in one or two of the highest rating categories by at least two nationally recognized statistical rating organizations (“NRSRO”), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser, and (ii) it must not be “traded flat” (i.e., without accrued interest) or in default as to principal or interest. While the Adviser uses procedures to determine that certain Rule 144A securities are liquid, market conditions may later affect that assessment adversely. Therefore, the Fund could potentially hold higher levels of illiquid investments than previously anticipated. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

LOANS OF PORTFOLIO SECURITIES

The AlphaTrak 500 Fund, Corporate Bond Fund, Floating Rate Income Fund, High Yield Bond Fund, Intermediate Bond Fund, Investment Grade Credit Fund, Strategic Income Fund, Sustainable Securitized Fund, Total Return Bond Fund, Ultra Short Bond Fund and the Unconstrained Bond Fund are authorized to lend their portfolio securities in an effort to increase the return and income on the Fund’s portfolio. A Fund that loans portfolio securities will typically loan those securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed one-third of the value of the Fund’s total assets. The Funds’ loans of securities will be collateralized by cash, letters of credit, government securities or qualifying liquid securities. The Funds

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will retain the right to all interest and dividends payable with respect to the loaned securities. If a Fund lends its portfolio securities it may charge the borrower a negotiated fee and retain the ability to terminate the loan at any time. In lending securities, a Fund will be subject to risks, including the potential inability to recall the loaned securities should the borrower fail financially, and the possible loss in market value of the collateral. While voting rights on the loaned securities may pass to the borrower, the Trust’s Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

MASTER LIMITED PARTNERSHIPS

The Floating Rate Income Fund may invest in publicly traded master limited partnerships (“MLPs”), which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of those parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP together with, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (referred to as “minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. This result benefits all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions, distributions levels and the success of the MLP. The Fund intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. If the MLP is liquidated, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MEZZANINE INVESTMENTS

The Floating Rate Income Fund, High Yield Bond Fund and Strategic Income Fund (and the other Funds to a limited extent) may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities generally issued in private placements in connection with an equity security (e.g., with attached warrants). Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

MORTGAGE-RELATED SECURITIES

The Funds may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, including TBAs (to-be-announced), collateralized mortgage obligations (“CMOs”), adjustable-rate mortgage securities, CMO residuals, stripped mortgage-related securities such as Principal only (PO) and Interest only (IO) bonds, floating and inverse floating rate securities and tiered index bonds. CMOs and other mortgage-related securities that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities for purposes of applying a Fund’s diversification and industry concentration tests. For purposes of a Fund’s industry concentration policy, the Funds will analyze the characteristics of a particular issuer, security, underlying collateral and related obligors and then assign an industry or sector classification consistent with those characteristics.

The Sustainable Securitized Fund will consider the full notional market value of its net agency MBS TBA contracts for purposes of its principal investment strategy to invest at least 80% of its net assets according to the Adviser’s positive-screening

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environmental, social and governance (“ESG”) criteria, as described in the prospectus for the Fund. While the underlying pools of agency MBS TBA contracts may not be known at the time of commitment, because the underlying assets of the agency MBS TBA contracts are issued by Ginnie Mae, Fannie Mae, or Freddie Mac, such agency MBS TBA contracts are considered to meet the Adviser’s ESG criteria due to those entities’ (social) mandates to provide liquidity, stability and affordability to the mortgage market.

The yield characteristics of mortgage-related securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Funds may invest a portion of their assets in derivative mortgage-related securities that are highly sensitive to changes in prepayment and interest rates. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in high-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable rates is subject to generally prevailing interest rates at that time. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

MORTGAGE PASS-THROUGH SECURITIES: Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. TBAs, or to-be-announced securities, are a type of mortgage pass-through security that settles on a delayed delivery basis, thus giving them a derivative nature. Early payment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

There are currently three types of mortgage pass-through securities, (i) those issued by the U.S. government or one of its agencies or instrumentalities, such as the GNMA, the FNMA and the FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by the institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.

Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the credit worthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds’ investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or

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guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/services and poolers, the Adviser determines that the securities meet the Funds’ quality standards.

COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs, including CMOs that have elected to be treated for federal income tax purposes as Real Estate Mortgage Investment Conduits (“REMICs”), are hybrid instruments with characteristics of both bonds and mortgage pass-through securities. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a REMIC. All future references to CMOs shall also be deemed to include REMICs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Issuers of CMOs generally are not considered investment companies because of available exclusions under the 1940 Act and, as a result, the Funds may invest in the securities of these issuers without the limitations imposed by the 1940 Act on investments by the Fund in other investment companies. In the unusual situation that a Fund invests in a CMO that does not meet the requirements of those exclusions or of any separate exemptive order the CMO may have obtained from the SEC, that Fund may not invest more than 10% of its assets in all such entities considered to be investment companies and may not acquire more than 3% of the voting securities of any single entity.

The Funds also may invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs (“PAC bonds”), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing mortgage index or rate. Typical indices would include the Eleventh District Cost-of-Funds Index, the London Interbank Offered Rate, one-year Treasury yields, and ten-year Treasury yields.

ADJUSTABLE-RATE MORTGAGE SECURITIES: Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, 36, or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest may be adjusted for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

Some ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

CMO RESIDUALS: CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same

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manner as an interest-only (“IO”) class of stripped mortgage-related securities. See “Stripped Mortgage-Related Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid investments.

STRIPPED MORTGAGE-RELATED SECURITIES: Stripped mortgage-related securities (“SMRS”) are derivative multi-class mortgage securities. SMRS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMRS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Although the market for these securities is increasingly liquid, the Adviser may determine that certain stripped mortgage-backed securities issued by the U. S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid and subject to a Fund’s limitations on investment in illiquid investments. The Funds also may invest in stripped mortgage-backed securities that are privately issued. The liquidity of these securities will be determined in accordance with the policies and procedures established by the Board of Trustees.

INVERSE FLOATERS: An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

TIERED INDEX BONDS: Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

RESIDENTIAL MORTGAGE-BACKED SECURITIES (“RMBS SECURITIES”): Beginning in early 2008, the U.S. residential mortgage-backed securities market, particularly the portion commonly referred to as “subprime,” was well into a period of extreme stress and dislocation. Most market participants believe this stress to be the result of years of excessive volume growth in residential mortgage loans (which will be referred to in this paragraph as “Loans” or, individually, as a “Loan”) and a sharp deterioration of Loan quality. The phrase “subprime” refers to a Loan given to a borrower with a poor or no credit history and usually includes one or more aggressive Loan terms such as a high Loan-to-value ratio. Such Loans carry a higher degree of risk than other Loans, and, therefore, a higher probability of default. Credit and other structural enhancements provided within RMBS Securities backed in whole or in part by subprime Loans (such RMBS Securities, “Subprime RMBS”) were intended to incorporate this higher degree of risk. Such enhancements were provided as a protection to holders of such Subprime RMBS. However, the current market prices of these Subprime RMBS and the delinquencies and defaults of their underlying Loans imply that many of these Subprime RMBS do not have adequate credit protection and may indeed suffer further partial or a complete loss of principal. Credit rating agencies have downgraded tens of billions of dollars of RMBS Securities and CDOs that include Subprime RMBS and other RMBS Securities and additional downgrades

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are expected. Some or all of the principal may be lost in these Subprime RMBS. While such Subprime RMBS will be purchased with the expectation of a potential for a positive long-term internal rate of return, it is possible that a prolonged period of continued stress and dislocation in the “subprime” residential mortgage sector will have a negative impact on the short-term liquidity and market pricing of these assets. Such effects have the potential to adversely impact the short-term and long-term liquidity and returns of the Funds.

MUNICIPAL SECURITIES

Municipal bonds (also municipal securities or municipal obligations) generally are issued by state and local governments and their agencies, authorities and other instrumentalities. Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds (“IDBs”) and private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within or outside of the particular state. In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes.

Municipal bonds are subject to interest rate, credit and market risk. Because of how they are issued, municipal bonds also are subject to the risk that litigation, legislation, various political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Lower rated municipal bonds generally are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations. The Funds may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Funds may invest, without limitation, in residual interest bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing municipal bonds into a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the RIB holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. In a transaction in which a Fund purchases a RIB from a trust, and the underlying municipal bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying municipal bond.

NON-U.S. MONEY MARKET SECURITIES

The Funds may invest in non-U.S. money market securities. Money-market securities are generally subject to credit risk, which is the risk that an issuer will default in the payment of principal and/or interest on a security, and the risk that a security’s value may decline for reasons directly related to the issuer, such as management performance, financial leverage and condition of the business. Foreign money market securities are additionally subject to currency risk, in that foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in such securities, and they may have less liquidity than similar U.S. securities.

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REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements involving U.S. government securities or other collateral including mortgage-related products or corporate securities with commercial banks or broker-dealers, whereby the seller of a security agrees to repurchase the security from the Fund on an agreed-upon date in the future. While each Fund intends to be fully collateralized as to such agreements, and the collateral will be marked to market daily, if the person obligated to repurchase from the Fund defaults, there may be delays and expenses in liquidating the securities subject to the repurchase agreement, a decline in their value and a loss of interest income.

A repurchase transaction occurs when, at the time a Fund purchases a security, that Fund also resells it to a vendor (normally a commercial bank or broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum at the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. The Adviser will consider the creditworthiness of any vendor of repurchase agreements. Repurchase agreements can be considered as loans “collateralized” by the Resold Securities, and are defined as “loans” in the 1940 Act. The return on such collateral may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund’s custodian either directly or through a securities depository (tri-party repurchase agreement) or the Federal Reserve book-entry system.

REVERSE REPURCHASE AGREEMENTS

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

SALE-BUYBACKS

The Funds also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

SHORT SALES

If a Fund anticipates that the price of a security will decline, it may sell the security “short” and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security.

Until the security is replaced, the Fund generally is required to pay to the lender amounts equal to any interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would also increase the cost of the security sold. The proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount designated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

The Corporate Bond Fund, Investment Grade Credit Fund, High Yield Bond Fund, Strategic Income Fund and Sustainable Securitized Fund may not make short sales of securities or maintain a short position if more than 33 1/3% of the Fund’s total assets (taken at current value) are held as collateral for such sales at any one time. The AlphaTrak 500 Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund will not make total short sales exceeding 25% of the Fund’s total assets. The Floating Rate Income Fund will not make total short sales exceeding 15% of the Fund’s total assets.

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U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities. U.S. government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes, bonds and component parts of notes or bonds (including the principal of such obligations or the interest payments scheduled to be paid on such obligations). U.S. government securities also can include securities issued or guaranteed by U.S. government agencies and instrumentalities that issue or guarantee securities, including, but not limited to, the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Banks, Federal Financing Bank, Student Loan Marketing Association. Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank and the International Bank for Reconstruction and Development. Certain of these entities are U.S. Government Sponsored Enterprises (“GSE”). Although the securities of these GSEs, and others like them, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. For example, FNMA’s guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC’s guarantee is backed by reserves set aside to protect holders against losses due to default. In September 2008, the Federal Housing Finance Agency placed FNMA and the FHLMC into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. government. Also included as U.S. government securities are bank-issued debt instruments that are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program, which is backed by the full faith and credit of the U.S. government.

Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to that instrumentality is acceptable.

Among the U.S. government securities that may be purchased by the Funds are certain “mortgage-backed securities” of GNMA, the FHLMC and FNMA. See the discussion under “Mortgage-Related Securities.”

The Funds may invest in component parts of the U.S. Treasury notes or bonds, namely, either the principal of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (principal or interest) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (principal or interest) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (TIGRs) and “Certificates of Accrual on Treasury Securities” (CATS), and are not issued by the U.S. Treasury. Therefore, they are not U.S. government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

WARRANTS

The Corporate Bond Fund, High Yield Bond Fund, Investment Grade Credit Fund and Strategic Income Fund may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Funds to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and

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delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund’s net asset value. The Fund will also designate liquid securities, marked-to-market daily, equal in value to its obligations for when-issued securities.

PORTFOLIO TURNOVER

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover over 100% is considered high and increases these costs. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions. Each Fund’s investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, each Fund may take frequent trading positions, resulting in portfolio turnover that may exceed the portfolio turnover of most investment companies of comparable size. Portfolio turnover rates for the most recent fiscal periods of the Funds are set forth in the “Financial Highlights” tables in the Prospectus.

The following Funds experienced significant variation in their portfolio turnover rates over the most recent two fiscal years.

For the fiscal year ended March 31, 2024, the portfolio turnover rate for the AlphaTrak 500 Fund increased to 260% as compared to 166% for the fiscal year ended March 31, 2023. This increase was due principally to the identification of a substantial number of new investment opportunities.

For the fiscal year ended March 31, 2024, the portfolio turnover rate for the Investment Grade Credit Fund increased to 491% as compared to 231% for the fiscal year ended March 31, 2023. This increase was due principally to the identification of a substantial number of new investment opportunities.

For the fiscal year ended March 31, 2024, the portfolio turnover rate for the Strategic Income Fund increased to 260% as compared to 177% for the fiscal year ended March 31, 2023. This increase was due principally to the identification of a substantial number of new investment opportunities.

RISK OF INCREASED RELIANCE ON DATA ANALYTICS

In recent years, the asset management business has become increasingly dependent on data analytics to support portfolio management, investment operations and compliance. The Adviser’s regulators have also substantially increased the extent and complexity of the data analytic component of compliance requirements. A failure to source accurate data from third parties or to correctly analyze, integrate or apply data could result in operational, trade or compliance errors, could cause portfolio losses, and could lead to regulatory concerns.

DEFENSIVE INVESTING

The Funds may engage in defensive investing, which is a deliberate, temporary shift in portfolio strategy that may be undertaken when markets start behaving in volatile or unusual ways. Depending on the Adviser’s analysis of the various markets and other considerations, the Funds may, for temporary defensive purposes, invest a substantial part or all of their assets in bonds of U.S. or foreign governments, cash, certificates of deposit, bankers’ acceptances, high-grade commercial paper, and repurchase agreements. Such investments may also be made for temporary purposes pending investment in other securities or following substantial new investment in a Fund. When the Funds have invested defensively in low risk, low return securities, they may not achieve their investment objectives. There is no assurance that the Funds will enter into a defensive strategy in the event of volatility or other unusual activity in the securities markets.

INTERFUND BORROWING AND LENDING

The SEC has issued an exemptive order permitting the Funds to borrow money from and lend money to each other, as well as funds managed by TCW Investment Management Company LLC, an affiliate of the Adviser. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans and will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one day’s notice. In addition, a Fund may participate

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in the program only if and to the extent that such participation is consistent with the Fund’s investment restrictions, policies, limitations and organizational documents. A borrowing Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment of an interfund borrowing to a lending Fund could result in lost investment opportunities or additional borrowing costs. The Board of Trustees is responsible for overseeing and periodically reviewing the interfund lending program.

MANAGEMENT

BOARD LEADERSHIP STRUCTURE

The operations of the Funds are under the direction of the Board of Trustees. The Board of Trustees establishes the Funds’ policies and oversees and reviews the management of the Funds. The Board of Trustees meets regularly (i.e., at least quarterly) to review the investment performance of the Funds and other financial and operational matters, including policies and procedures with respect to compliance with regulatory and other requirements, as well as to review the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Funds. The Board of Trustees met five times during the fiscal year ended March 31, 2024.

The Board of Trustees currently consists of nine Trustees, seven of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board of Trustees. In addition, there are two standing committees of the Board of Trustees to which the Board of Trustees has delegated certain authority and supervisory responsibilities, and are comprised exclusively of Independent Trustees. Those committees are the Audit Committee and the Nominating and Governance Committee, whose responsibilities and activities are described below.

As part of each regular Board of Trustees meeting, the Independent Trustees meet separately from the Adviser, and as needed with their independent legal counsel and with the Trust’s Chief Compliance Officer. The Board of Trustees reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board of Trustees to exercise its oversight of the Funds.

The Funds have retained the Adviser as the Funds’ investment adviser. Subject to the objectives and policies as the Trustees may determine, the Adviser furnishes a continuing investment program for the Funds, makes investment decisions on their behalf, manages risks that arise from the Funds’ investments and operations, and provides administrative services to each Fund, all pursuant and subject to its investment advisory agreement with the Funds. Employees of the Adviser serve as the Trust’s officers, including the Trust’s President, Treasurer, Secretary and Chief Compliance Officer.

TRUSTEES AND OFFICERS

Detailed information about the Trustees and officers of the Funds, including their names, addresses, ages and principal occupations for the last five years, is set forth in the table below. “Fund Complex” refers to the Funds (consisting of 14 portfolios as of December 31, 2023, TCW Strategic Income Fund, Inc. (“TSI”) (consisting of 1 portfolio as of December 31, 2023), TCW ETF Trust (consisting of 3 portfolios as of December 31, 2023), and TCW Funds, Inc. (consisting of 16 portfolios as of December 31, 2023).

NAME AND YEAR OF BIRTH(1)	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS(3)	OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE

INDEPENDENT TRUSTEES(3)
Patrick C. Haden (1953)	Trustee and Vice Chairman of the Board	Indefinite term, since 2010	President (since 2003), Wilson Ave. Consulting (business consulting firm).	Auto Club (affiliate of AAA); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund).	34

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NAME AND YEAR OF BIRTH(1)	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS(3)	OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE

INDEPENDENT TRUSTEES(3)
Martin Luther King III (1957)	Trustee	Indefinite term, since 1997	President and Chief Executive Officer (since 1998), The King Center (non-profit organization); Chief Executive Officer (since January 2006), Realizing the Dream (non-profit organization); Independent motivational lecturer (since 1980).	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).	33

Peter McMillan (1957)	Trustee and Chairman of the Nominating and Governance Committee	Indefinite term, since 2009	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW DL VII Financing LLC (private fund); TCW ETF Trust (exchange-traded fund).	34

NAME AND YEAR OF BIRTH(1)	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE

INDEPENDENT TRUSTEES(3)
Victoria B. Rogers (1961)	Trustee	Indefinite term, since 2024	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual fund); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund).	34

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NAME AND YEAR OF BIRTH(1)	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE

INDEPENDENT TRUSTEES(3)
Robert G. Rooney (1957)	Trustee and Chairman of the Audit Committee	Indefinite term, since 2009	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Senior Financial Advisor (August 2020 – March 2021), Chief Financial and Administrative Officer (November 2018 – August 2020), REEF Technology (real estate and technology services company); Chief Financial Officer (January 2018 – November 2018), Citizens Parking Inc. (nationwide automobile parking facilities).	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).	33

Michael Swell (1966)	Trustee	Indefinite term, since 2024	Retired (since 2021); Partner and Managing Director (2007-2021), Goldman Sachs Asset Management (asset management company).	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); Apollo Realty Income Solutions Inc. (nontraded real estate investment trust).	33

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002, and Chairman since 2008	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 –2022), Cowen Prime Services (broker-dealer).	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW ETF Trust (exchange-traded fund).	34

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NAME AND YEAR OF BIRTH(1)	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE

INDEPENDENT TRUSTEES(3)
Megan McClellan (1978)	Trustee and President and Principal Executive Officer	Indefinite term, since 2024	Executive Vice President and Chief Strategy Officer (since 2023), the Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., TCW LLC and TCW Asset Management Company LLC; President and Principal Executive Officer (since December 2023), TCW Funds, Inc., TCW ETF Trust, and TCW Strategic Income Fund, Inc.; Managing Director (2013-2023), J.P. Morgan Asset Management.	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).	33

Patrick Moore (1964)	Trustee	Indefinite term, since 2014	Group Managing Director (since 2000), the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC. Mr. Moore is a member of the CFA Institute.	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).	33

NAME, YEAR OF BIRTH AND POSITION(S) WITH THE FUNDS(1)	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST5 YEARS	OTHER DIRECTORS HIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE

OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES(4)
Lisa Eisen (1963)	Tax Officer	Indefinite term, since 2016	Tax Officer (since 2016), TCW Funds, Inc., TCW ETF Trust, and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since 2016), TCW LLC.	N/A	N/A

Drew Bowden (1961)	Executive Vice President	Indefinite term, since 2023	Executive Vice President, General Counsel and Secretary (since 2023), the Adviser, The TCW Group, Inc., TCW Asset Management Company LLC, TCW Investment Management Company LLC, TCW LLC; Executive Vice President (since 2023), TCW Funds, Inc., TCW ETF Trust, and TCW Strategic Income Fund, Inc.; Chief Operating Officer (2021- 2023) Western Asset Management Company; Executive Vice President and General Counsel (2020- 2021) and Senior Vice President and General Counsel (2015- 2020), Jackson Financial Inc.	N/A	N/A

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NAME, YEAR OF BIRTH AND POSITION(S) WITH THE FUNDS(1)	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST5 YEARS	OTHER DIRECTORS HIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE

OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES(4)
Gladys Xiques (1973)	Chief Compliance Officer and AML	Indefinite term, since 2021	Chief Compliance Officer and AML Officer (since 2021), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Group Managing Director and Global Chief Compliance Officer (since 2021), TCW LLC, the Adviser, TCW Investment Management Company LLC, and TCW Asset Management Company LLC; Global Chief Compliance Officer (since 2021), The TCW Group, Inc.; Senior Vice President (2015 –020), TCW LLC, the Adviser, TCW Investment Management Company LLC, and TCW Asset Management Company LLC, and TCW Asset Management Company LLC.	N/A	N/A

Richard Villa (1964)	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term, since 2021	Executive Vice President, Chief Financial Officer and Assistant Secretary (since 2016), TCW LLC and (since 2008), the Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., and TCW Asset Management Company LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since 2014), TCW Strategic Income Fund, Inc. and TCW Funds, Inc.	N/A	N/A

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NAME, YEAR OF BIRTH AND POSITION(S) WITH THE FUNDS(1)	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST5 YEARS	OTHER DIRECTORS HIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE

OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES(4)
Peter Davidson (1972)	Vice President and Secretary	Indefinite term, since 2023	Senior Vice President, Associate General Counsel and Assistant Secretary (since 2022), the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC; Vice President and Secretary (since 2023), TCW Funds, Inc., TCW ETF Trust, and TCW Strategic Income Fund, Inc.; Assistant General Counsel – Investment Products and Advisory Services (2020 –2022), The Northwestern Mutual Life Insurance Company; Associate General Counsel (2019 –2020), Resolute Investment Managers; Assistant General Counsel (2003 –2019), Invesco Ltd.	N/A	N/A

Eric Chan (1978)	Assistant Treasurer	Indefinite term, since 2010	Managing Director of Fund Operations (since 2006), the Adviser and (since 2009), TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer (since 2009), TCW Funds, Inc. and TCW Strategic Income Fund, Inc. Mr. Chan is a Certified Public Accountant.	N/A	N/A

(1)	For purposes of Trust business, the address for all Trustees and officers is c/o The TCW Group, Inc., 515 South Flower Street, Los Angeles, California 90071.
(2)

On December 12, 2016, members of the Board of Trustees recognized the value of having a retirement policy and that having such a policy would be consistent with best practices in the mutual fund industry. For that reason, the Board of Trustees adopted the following retirement policy (the “Retirement Policy”): A member of the Board of Trustees shall be required to retire from the Board of Trustees (and any committee(s) of the Board of Trustees on which he or she serves) no later than the first regular quarterly meeting of the Board of Trustees next held after that Board member reaches his or her 75th birthday; provided, however, that the affected Board member may continue to serve as a member of the Board of Trustees (and member of committee(s) of the Board of Trustees) for one or more successive one-year periods, or such shorter extension periods, as shall be approved by a unanimous secret vote of the other members of the Board of Trustees then serving. Any member of the Board of Trustees who has already reached his or her 75th birthday at the time of adoption of the Retirement Policy shall be automatically granted a two-year extension term, subject to any prior resignation or removal as a member of the Board of Trustees before the expiration of that two-year term. Any continuation of that Board member’s service beyond that two-year extension would be subject to the vote requirement previously specified above.

(3)	Positions with the Trust may have changed over time.

(4)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

The Board of Trustees will consider nominees for Trustee recommended by shareholders provided that such recommendations are submitted by the date disclosed in a Fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the 1934 Act. Such shareholder recommendations must be in writing and should be sent to the attention of the Board of Trustees in care of the Trust at 515 South Flower Street, Los Angeles, California 90071. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee, if applicable.

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RISK OVERSIGHT

Through its direct oversight role, and indirectly through its committees, the Board of Trustees performs a risk oversight function for the Funds consisting, among other things, of the following activities:

General Oversight. The Board of Trustees regularly meets with, or receives reports from, the officers of the Trust and representatives of key service providers to the Trustees, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the operational activities of the Funds and to provide direction with respect thereto.

Compliance Oversight. The Board of Trustees reviews and approves the procedures of the Trust established to ensure compliance with applicable federal securities laws. The Board of Trustees keeps informed about how the Funds’ operations conform to its compliance procedures through regular meetings with, and reports received from, the Trust’s Chief Compliance Officer and other officers.

Investment Oversight. The Board of Trustees monitors investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board of Trustees also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board of Trustees monitors the Funds’ investment practices and reviews the Funds’ investment strategies with management and receives focused presentations.

Valuation Oversight. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the “Valuation Designee” for purposes of making fair valuation determinations with respect to the Funds’ portfolio holdings, subject to oversight by the Board of Trustees. The Board of Trustees receives regular reports on the use of fair value prices and the effectiveness of the Funds’ valuation procedures.

Financial Reporting. Through its Audit Committee, the Board of Trustees meets regularly with the Trust’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Trust’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

COMMITTEES

Audit Committee. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Adviser. The Audit Committee consists of Ms. Rogers and Messrs. Haden, McMillan, Tarica, Rooney, King and Swell. Each Audit Committee member is an Independent Trustee. During the fiscal year ended March 31, 2024, the Audit Committee held two meetings.

Nominating and Governance Committee. The Nominating and Governance Committee makes recommendations to the Board of Trustees regarding nominations for membership on the Board of Trustees. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Adviser and other principal service providers of the Trust. The Nominating and Governance Committee periodically reviews trustee compensation and recommends any appropriate changes to the Board of Trustees. The Nominating and Governance Committee also reviews, and may make recommendations to the Board of Trustees relating to those, issues that pertain to the effectiveness of the Board of Trustees in carrying out its responsibilities of overseeing the management of the Trust and also considers general matters of Company governance and operations of the Board of Trustees. The Nominating and Governance Committee consists of Ms. Rogers and Messrs. Haden, McMillan, Tarica, Rooney, King and Swell. Each Nominating and Governance Committee member is an Independent Trustee. During the fiscal year ended March 31, 2024, the Nominating and Governance Committee held one meeting.

The Nominating and Governance Committee will consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the Trustee qualification requirements provided in the Trust’s Nominating and Governance Committee Charter and are not “interested persons” of the Trust within the meaning of the 1940 Act. In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and for the shareholders submitting the nominations, the Nominating and Governance Committee has looked to recent SEC promulgations regarding Trustee nominations for guidance.

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INFORMATION ABOUT EACH TRUSTEE’S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES OR SKILLS

The Board of Trustees took into account a variety of factors in the original selection of candidates to serve as a Trustee, including the then composition of the Board. Generally, no one factor was decisive in the selection of an individual to join the Board of Trustees. Among the factors the Board of Trustees considered when concluding that an individual should serve on the Board of Trustees were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board of Trustees; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board of Trustees. In addition, the Trustees also possess various other intangible qualities such as intelligence, work ethic, the ability to work together, to communicate effectively, to ask incisive questions and exercise judgment, and to oversee the business of the Trust. The Board of Trustees also considered, among other factors, the particular attributes described below with respect to the various individual Trustees. The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board of Trustees as a whole than otherwise would be the case.

Patrick C. Haden. Mr. Haden, the Independent Vice Chairman of the Board of Trustees, is President of Wilson Ave. Consulting. From July 2016 through June 2017, Mr. Haden served as the Senior Advisor to the President of the University of Southern California. He also currently serves on the board of directors of Auto Club, an affiliate of AAA, TCW Funds, Inc., TCW ETF Trust and TSI. Previously, he was the Athletic Director of the University of Southern California. Mr. Haden is a Rhodes Scholar and prior to August 2010, was a member of the board of trustees of the University of Southern California.

Martin Luther King III. Mr. King is a nationally prominent community leader and organizer. He has had leadership positions with various community organizations, including serving as President and Chief Executive Officer of The King Center (since 1998) and as Chief Executive Officer of Realizing the Dream (since January 2006), a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980. He has served on the Board of Trustees since 1997 and on the boards of TCW Funds, Inc. and TCW ETF Trust since February 2024.

Megan McClellan. Ms. McClellan is Head of Corporate Strategy for TCW. In this role, she develops and implements long-term strategic plans for TCW focused on growth and innovation with President and CEO Katie Koch. Prior to joining TCW, Ms. McClellan spent more than 15 years at J.P. Morgan where she held a number of senior roles across the firm, including Global Head of Private Credit, CFO of Asset Management, and Head of U.S. Fixed Income for Wealth Management. Prior to her leadership roles, Ms. McClellan was a fixed income trader and portfolio manager. She has served on the boards of TCW Funds, Inc. and TCW ETF Trust since February 2024. Active in the community, Ms. McClellan serves as Co-Chair for the Philips Andover Academy Development Board and as a Member of the Board of the Block Island Maritime Institute. She volunteers with the SPCA of Westchester County.

Peter McMillan. Mr. McMillan, the Chair of the Nominating and Governance Committee, is a Co-Founder of Pacific Oak Capital Advisors, an investment advisory firm and Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm. He is a Co-Founder of KBS Capital Advisors, a manager of real estate investment trusts, and from 2005 through 2019, served as Executive Vice President. Mr. McMillan serves on the boards of various Pacific Oak real estate investment trusts, TSI, TCW Funds, Inc., TCW ETF Trust, and TCW DL VII Financing LLC. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Patrick Moore. Mr. Moore is an executive officer with the Adviser and has many years of experience with the Adviser’s portfolio management activities for its clients, including the Funds. Mr. Moore has served on the Board since 2014 and from 2010 until 2011. He has also served on the boards of TCW Funds Inc. and TCW ETF Trust since February 2024.

Victoria B. Rogers. Ms. Rogers is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of The Rose Hills Foundation, Norton Simon Museum, Saint John’s Health Center Foundation, TCW Funds, Inc., TSI, TCW ETF Trust, and Causeway Capital Management Trust. Previously, Ms. Rogers served on the boards of The Chandler School, The Hotchkiss School, Polytechnic School, Stanford University, USA Water Polo, USC Rossier School of Education, and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations, and foundation management, having been previously employed by Deloitte, Security Pacific Bank and The Whittier Trust Company.

Robert G. Rooney. Mr. Rooney, the Chair of the Audit Committee, has many years of senior executive and board experience with various companies, including in-depth experience with financial matters. He has served as Chief Financial and Administrative Officer of REEF Technology from November 2018 to August 2020 and Senior Financial Advisor from August 2020 to March 2021. Previously,

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he was Chief Financial Officer of Citizens Parking Inc. from January 2018 to November 2018, Chief Financial Officer of Novitex Enterprise Solutions, Inc. from 2015 to 2017, Partner at Televerse Media from 2011 to 2015, and was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 and October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion. Mr. Rooney has served on the boards of the Trust since 2009 and of TCW Funds, Inc. and TCW ETF Trust since February 2024.

Michael Swell. Mr. Swell has many years of experience as an executive in the securities industry. He served as Partner and Managing Director of Goldman Sachs Asset Management from 2007 to 2021 where he led portfolio management globally across all fixed income products. He founded and served as portfolio manager on a number of flagship fixed income funds/strategies and has successfully trained, mentored, and managed a large number of employees. Prior to joining Goldman Sachs, Mr. Swell was a senior managing director and led the fixed income team at Friedman, Billings & Ramsey. Prior to Friedman, Billings & Ramsey, Mr. Swell was vice president and head of securities sales and trading at Freddie Mac. Mr. Swell has served on the boards of the Trust, TCW Funds, Inc. and TCW ETF Trust since February 2024.

Andrew Tarica. Mr. Tarica is the Independent Chairman of the Board of Trustees. Since 2001, Mr. Tarica has been Chief Executive Officer of Meadowbrook Capital Management, a fixed-income credit asset management company that also manages a fixed income hedge fund. From 2003 through 2010, Mr. Tarica served as an employee of the broker-dealer business of Sanders Morris Harris, a Houston, Texas-based asset manager and broker-dealer, where he managed a fixed-income portfolio. Sanders Morris Harris’ broker-dealer business became Concept Capital Markets, LLC in 2010. In September 2015, Concept Capital Markets, LLC was purchased by Cowen & Co, where Mr. Tarica was employed until January 2022. From 1992 to 1999 Mr. Tarica was the global head of the high-grade corporate bond department at Donaldson, Lufkin & Jenrette. From 1990 to 1992 he ran the investment grade sales and trading department at Kidder Peabody. He began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. Mr. Tarica also serves on the boards of TCW Funds, Inc., TSI, TCW Direct Lending VII, LLC, TCW Direct Lending VIII, LLC, TCW Star Direct Lending, LLC, and TCW ETF Trust.

EQUITY OWNERSHIP OF TRUSTEES

The following tables set forth the dollar range of equity ownership of the Trustees, as of December 31, 2023, in each Fund and in all registered investment companies overseen by the Trustees in the same family of investment companies as the Funds, which as of March 31, 2024 included the Funds, TCW Funds, Inc., TSI, and TCW ETF Trust. The codes for the dollar ranges of equity securities owned by the Trustees are: (a) $1-$10,000, (b) $10,001-$50,000, (c) $50,001-$100,000; and (d) over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Trust (1)	Aggregate Dollar Range of Equity Securities in All Registered Investme nt Companies Overseen by Trustee in Family of Investment Companies (1)
INDEPENDENT TRUSTEES

Patrick C. Haden	Unconstrained Bond Fund – over $100,000	Over $100,000

Martin Luther King, III	AlphaTrak 500 Fund – $1 – $10,000	$1 – $10,000
Total Return Bond Fund – $1 – $10,000
Peter McMillan	Total Return Bond Fund – over $100,000	Over $100,000
Victoria B. Rogers	None	Over $100,000
Robert Rooney	Floating Rate Income Fund – over $100,000 Unconstrained Bond Fund – over $100,000	Over $100,000
Michael Swell	None	None
Andrew Tarica	Floating Rate Income Fund – over $100,000 High Yield Bond Fund – over $100,000 Strategic Income Fund – over $100,000 Total Return Bond Fund – over $100,000 Unconstrained Bond Fund – over $100,000	Over $100,000
INTERESTED TRUSTEES
Megan McClellan	Total Return Bond Fund - $50,001-$100,000	$50,001-$100,000
Patrick Moore	Corporate Bond Fund – $50,001-$100,000 Investment Grade Credit Fund – $50,001 – $100,000	Over $100,000

(1)

Certain figures represent and include the Trustees’ economic exposure to the Funds through the deferred compensation plan. See below under “COMPENSATION OF INDEPENDENT TRUSTEES” for additional details.

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As of December 31, 2023, none of the Independent Trustees, or their immediate family members owned, beneficially or of record, any securities in the Adviser or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Trust.

COMPENSATION

The Trust does not pay salaries to any of its officers or fees to any of its Trustees who are affiliated with the Adviser. For the period from April 1, 2023 to February 29, 2024, each Independent Trustee received an annual retainer of $150,000, with the Independent Chairman of the Board of Trustees receiving an additional annual retainer of $60,000. For the same period, the Chairman of the Audit Committee received an additional annual retainer of $40,000, and the Chairman of the Nominating and Governance Committee received an additional annual retainer of $20,000. Each Independent Trustee also received $10,000 for attendance at each of five regularly scheduled meetings during the year and/or $2,500 for telephone attendance at a regularly scheduled or special meeting. Effective March 1, 2024, each Independent Trustee receives an annual retainer of $137,500, with the Independent Chairman of the Board of Trustees receiving an additional annual retainer of $51,000 and the Independent Vice Chairman of the Board of Trustees receiving an additional annual retainer of $34,000. Also, effective March 1, 2024, the Chairman of the Audit Committee receives an additional annual retainer of $8,500, and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $8,500. Each Independent Trustee also receives $6,500 for attendance at each of five regularly scheduled meetings during the year or $1,000 for telephone attendance at a regularly scheduled or special meeting if the meeting is over an hour in duration, or $500 if the meeting is less than an hour in duration. The total compensation paid by the Trust to each Trustee for the fiscal year ended March 31, 2024 is set forth below.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex(2) Paid to Trustees
Patrick Moore	None	None	None	None
Megan McClellan	None	None	None	None
Laird Landmann*	None	None	None	None
Ronald J. Consiglio*	$152,500	None	None	$152,500
Patrick C. Haden	$152,500	None	None	$152,500
Martin Luther King III	$167,500	None	None	$167,500

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Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex(2) Paid to Trustees
Andrew Tarica(1)	$197,500	None	None	$197,500
Peter McMillan(1)	$152,500	None	None	$152,500
Victoria Rogers**	None	None	None	None
Robert G. Rooney(1)	$182,500	None	None	$182,500
Michael Swell**	None	None	None	None

(1)

Messrs. Tarica, McMillan and Rooney participated in a deferred compensation plan for certain eligible Trustees of the Trust during the last fiscal year. The total value of deferred compensation as of March 31, 2024 was as follows: $2,596,473 for Mr. Tarica, $1,680,763 for Mr. McMillan and $998,264 for Mr. Rooney. The deferred compensation plan is discussed in more detail below.

(2)	Includes TCW Funds, Inc., TSI, and TCW ETF Trust, each a registered investment company advised by TCW Investment Management Company LLC, an affiliate of the Adviser.
*	Retired as a Trustee on December 31, 2023.
**	Elected in February 2024 and, therefore, did not receive any compensation from the Trust for the period stated.

DEFERRED COMPENSATION PLAN

The Trust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board of Trustees, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.

CODE OF ETHICS

The Trust and the Adviser, together with the Adviser’s TCW affiliates, have adopted a joint Code of Ethics under Rule 17j-l of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) that (i) establishes procedures for personnel with respect to personal investing; (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Funds; and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Funds. The Code of Ethics is available at www.sec.gov under the TCW Metropolitan West Funds or will be provided upon request.

PROXY VOTING POLICIES

The Board of Trustees has adopted joint Proxy Voting Guidelines and Procedures (the “Policy”) with the Adviser and its TCW affiliates. The Policy delegates the responsibility for voting proxies relating to the Trust to the Adviser, subject to the Board of Trustees’ continuing oversight. Summary of the Adviser’s Policy: TCW, through certain subsidiaries and affiliates, acts as investment advisor for a variety of clients, including US-registered investment companies. TCW has the right to vote proxies on behalf of its registered investment company clients and believes that proxy voting rights can be a significant asset of its clients’ holdings. Accordingly, TCW seeks to exercise that right consistent with its fiduciary duties on behalf of its clients. This policy applies to all discretionary accounts over which TCW has proxy voting responsibility or an obligation to provide proxy voting guidance with respect to the holdings it advises on a model or wrap basis.

While the Global Portfolio Proxy Voting Guidelines (the “Guidelines”) outlined here are written to apply internationally, differences in local practice and law make a universal application of these guidelines impractical. As a consequence, it is important to note that each proposal is considered individually, reflecting the effects on the specific company and unique attributes of the industry and/or geography. In addition, this document serves as a set of general guidelines, not hardcoded rules, which are designed to aid us in voting proxies for TCW and not necessarily in making investment decisions. At TCW, we reserve the right in all cases to vote in contravention of these Guidelines, where doing so is judged to represent the best interests of its clients in the specific situation.

Engagement and Active Ownership Philosophy

As we seek to deliver on our clients’ financial objectives, engagement and active ownership are integral components of TCW’s research and investment process. Our data-informed engagement and active ownership practices achieve several objectives. The

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information elicited from these practices not only helps improve our fundamental research, but our engagement and active ownership practices may also have positive impacts on the company or other entities by suggesting best practices in addressing critical, financially material issues in areas of sustainability, corporate governance, or executive compensation.

Our approach to engagement and active ownership encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all our investments, spanning equity and fixed income, in both private and public markets. Proxy voting, on the other hand, is primarily relevant to public equities. Situations in which we find ourselves as a significant or controlling shareholder, or situations where we are the lead debt holder in a special situation occur primarily within our private business and demand a more tailored approach. We also actively engage with the industry in question to help leverage our expertise and improve industry practices more broadly.

Our portfolio managers, research analysts, and sustainable investment analysts collaborate closely in our ongoing dialogues with companies, investee entities, as well as suppliers, customers, competitors, and the broader industry. Our objective is, wherever feasible, to pursue engagement in an integrated fashion, bringing together investment professionals from sustainability and fundamental research teams, often focused on different parts of the capital structure. This integrated approach to engagement forms the cornerstone of our active ownership responsibilities and guides the investment choices we make on behalf of our clients.

Proxy Voting Procedures

TCW will make every reasonable effort to execute on proxy votes on behalf of its clients prior to the applicable deadlines. However, TCW often relies on third parties, including custodians and clients, for the timely provision of proxy ballots. TCW may be unable to execute on proxy votes if it does not receive requisite materials with sufficient time to review and process them.

Furthermore, TCW may receive ballots for some strategies for which the typical expression of our engagement and stewardship policies may not be possible. For instance, quantitative strategies use machine learning models that employ algorithms for security selection, and these securities may only be held for a short period of time. For ballots received for securities held in these strategies, TCW may elect not to vote.

Proxy Committee

In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing and maintaining proxy voting guidelines and procedures (the “Guidelines”), overseeing the internal proxy voting process, and reviewing proxy voting proposals and issues that may not be covered by the Guidelines. The Proxy Committee has been working with TCW’s equity investment teams to evolve TCW’s engagement process, proxy voting philosophy, scope of coverage, and execution.

Proxy Voting Services

TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) by providing proxy research, an enhanced voting technology solution, and record keeping and reporting system(s). To supplement its own research and analysis in determining how best to vote a particular proxy proposal, TCW may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. TCW does not as a policy follow the assessments or recommendations provided by the proxy voting service without its own determination and review. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests.

Sub-Adviser

Where TCW has retained the services of a Sub-Adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of the Adviser’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW.

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Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, TCW will cast its votes according to the Guidelines or any other applicable guidelines provided by TCW’s clients. In cases where a conflict of interest exists and there is no predetermined vote, the Proxy Committee will vote the proposals in a manner consistent with established conflict of interest procedures.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. TCW shall disclose the present policy as well as the results of its implementation (including the way TCW has voted) on its website in accordance with applicable law.

TCW or an Outside Service will keep records of the following items: (i) Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response; and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.

For further information on the Corporation’s Global Proxy Voting Policy, including procedures and guidelines, please visit: https://www.tcw.com/Global-Proxy-Voting-Policy.

The Trust is required to file Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for each Fund is available on the Funds’ website at www.TCW.com or the SEC’s website at www.sec.gov.

ANTI-MONEY LAUNDERING POLICY

The Trust has adopted an Anti-Money Laundering Policy (the “AML Policy”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). To ensure compliance with this law, the AML Policy provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the AML Policy. Procedures to implement the AML Policy include, but are not limited to, determining that the Funds’ Underwriter and Transfer Agent have established proper anti-money laundering and customer identification procedures, reported suspicious and/or fraudulent activity and reviewed all new opening account applications. As a result of the AML Policy, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act (such actions generally are taken by the Funds’ servicing agents on behalf of the Trust).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Listed in the table below are shareholders deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of a Fund. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities. As of July 1, 2024, the following persons owned beneficially more than 5% of the outstanding voting shares of the Funds. As of July 1, 2024, the Trustees and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds, other than Class I of Strategic Income Fund, of which they owned 4.17%.

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FUND	PERCENT OWNERSHIP
ALPHATRAK 500 FUND – CLASS M:

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	18.05%

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	18.04%

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	15 25%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	7.72%

Empower Trust FBO Empower Benefit Plans 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111	6.40%

DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	6.08%

Empower Trust FBO Empower Benefit Clients 401K 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111	5.47%

CORPORATE BOND FUND – CLASS M:

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	35.90%

TCW Asset Management Company International LTD 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017	33.48%

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FUND	PERCENT OWNERSHIP
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	27.52%

CORPORATE BOND FUND – CLASS I:

TCW Asset Management Company International LTD 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017	37.93%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	23.16%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	12.66%

David Lippman & Jody Lippman Trustees c/o Metropolitan West Asset Management, LLC 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017	6.49%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901	6.48%

FLOATING RATE INCOME FUND – CLASS M:

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	40.07%

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	35.40%

Jefferson Bank 1777 NE Loop 410, Suite 100 P.O. Box 5190 San Antonio, TX 78217	8.28%

FLOATING RATE INCOME FUND – CLASS I:

SEI Private Trust Company Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	17.03%

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FUND	PERCENT OWNERSHIP

Bureau of Labor Funds Topei City 100 Taiwan R.O.C	8.04%

Fidelity Management Trust Company Master Trust for DC Plans of American Airlines & US Airways ET 4033 Amon Carter Blvd MD 5662 Fort Worth, TX 76155	5.77%

The North Carolina Supplemental Retirement Plans Group Trust 3200 Atlantic Ave. Raleigh, NC 27604-1668	5.71%

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	5.34%
HIGH YIELD BOND FUND – CLASS M:

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	44.91%

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	34.57%
HIGH YIELD BOND FUND – CLASS I:
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	10.98%

Bureau of Labor Funds Topei City 100 Taiwan R.O.C	9.83%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	9.70%

Raymond James Omnibus For Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	7.29%

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FUND	PERCENT OWNERSHIP
Capinco c/o Us Bank NA 1555 N. Rivercenter Dr. Ste 302 Milwaukee, WI 53212-3958	5.88%

INTERMEDIATE BOND FUND – CLASS M:

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	34.75%

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	18.51%

Matrix Trust Company Cust. FBO Tydings & Rosenberg LLP 717 17th Street Suite 1300 Denver, CO 80202	15.54%

Empower Trust FBO Empower Benefit Plans 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111	12.05%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza FL 12 New York, NY 10004-1901	6.64%
INTERMEDIATE BOND FUND – CLASS I:

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza FL 12 New York, NY 10004-1901	29.72%

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	18.67%

The Trust Company of Tennessee 4823 Old Kingston Pike, Suite 100 Knoxville, TN 37919	13.69%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	11.43%

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FUND	PERCENT OWNERSHIP
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5.61%

INVESTMENT GRADE CREDIT FUND – CLASS M:

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	58.12%

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	27.06%

TCW Asset Management Company International LTD 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017	12.33%

INVESTMENT GRADE CREDIT FUND – CLASS I:

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	43.82%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	41.38%
LOW DURATION BOND FUND – CLASS M:

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	62.24%

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	17.53%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901	5.23%

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FUND	PERCENT OWNERSHIP
LOW DURATION BOND FUND – CLASS I:

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901	31.35%

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	19.95%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	11.34%

Merrill Lynch Pierce Fenner & Smith Inc Sole Benefit Of Its Customers Attn Service Team 4800 Deer Lake Dr East 3rd Floor Jacksonville Fl 32246	6.60%

Wells Fargo Clearing SVCS LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis Mo 63103-2523	5.84%

LOW DURATION BOND FUND – ADMINISTRATIVE CLASS:

TCW Asset Management Company International LTD 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017	99.98%

OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS M:

National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	76.97%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	22.99%

OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS I:

Bryan T. Whalen & Corinn Cross c/o Metropolitan West Asset Management, LLC 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017	56.11%

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FUND	PERCENT OWNERSHIP

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	43.89%

STRATEGIC INCOME FUND – CLASS M:

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	78.09%

National Financial Services Corp. (FBO) Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	16.34%

STRATEGIC INCOME FUND – CLASS I:

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	35.89%

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	31.69%
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	14.98%

SUSTAINABLE SECURITIZED FUND – CLASS M:

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	98.74%

SUSTAINABLE SECURITIZED FUND – CLASS I:

TCW Asset Management Company International LTD 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017	50.38%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	44.05%

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FUND	PERCENT OWNERSHIP
Bryan T. Whalen & Corinn Cross c/o Metropolitan West Asset Management, LLC 865 S. Figueroa Street, Suite 1800 Los Angeles, CA 90017	5.07%

TOTAL RETURN BOND FUND – CLASS M:

National Financial Services Corp. (FBO) Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	36.80%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	32.02%

TOTAL RETURN BOND FUND – CLASS I:
Raymond James Omnibus For Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	16.78%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	16.32%

National Financial Services Corp. (FBO) Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	15.66%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, FL 12 New York, NY 10004-1901	8.00%

TOTAL RETURN BOND FUND – ADMINISTRATIVE CLASS:
National Financial Services Corp. (FBO) Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	44.58%

Minnesota Life Insurance Co. 400 Robert Street North Saint Paul, MN 55101-2037	21.98%

Empower Trust FBO Empower Benefit Plans 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111	13.78%

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FUND	PERCENT OWNERSHIP

TOTAL RETURN BOND FUND – PLAN CLASS:

National Financial Services Corp. (FBO) Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	20.69%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	6.91%

Capinco c/o Us Bank NA 1555 N. Rivercenter Dr. Ste 302 Milwaukee, WI 53212-3958	6.30%

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Road St. Louis, MO 63131	6.08%

TOTAL RETURN BOND FUND – CLASS I-2:

National Financial Services Corp. (FBO) Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	99.58%

ULTRA SHORT BOND FUND – CLASS M:

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	42.06%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	22.82%

National Financial Services Corp. (FBO) Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	20.72%

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FUND	PERCENT OWNERSHIP
ULTRA SHORT BOND FUND – CLASS I:
Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	48.66%

American Enterprise Investment SVC 707 2nd Avenue South Minneapolis, MN 55402-2405	19.46%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	11.92%

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	7.25%

Wells Fargo Clearing SVCS LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	6.76%

UNCONSTRAINED BOND FUND – CLASS M:

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	54.56%

National Financial Services LLC For The Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	22.62%

Vanguard Brokerage Services 100 Vanguard Blvd Malvern, PA 19355	9.99%

UNCONSTRAINED BOND FUND – CLASS I:

National Financial Services Corp. (FBO) Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	19.95%

Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	17.01%

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FUND	PERCENT OWNERSHIP
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901	7.32%

Bureau of Labor Funds Topei City 100 Taiwan R.O.C	5.23%

UNCONSTRAINED BOND FUND – PLAN CLASS:

Texas Treasury Safekeeping Trust Company (TESTIF) 208 E. 10th Street 4th Floor Austin, TX 78701	73.11%

Capinco c/o US Bank NA 1555 N. Rivercenter Dr. Suite 302 Milwaukee, WI 53212	23.09%

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Adviser states that in connection with its duties to arrange for the purchase and sale of securities held in the portfolio of each Fund by placing purchase and sale orders for that Fund, the Adviser shall select such broker-dealer (“brokers”) as shall, in the Adviser’s judgment, implement the policy of the Trust to achieve “best execution”, i.e., placing trades in ways that are intended to capture the maximum value of the investment ideas, giving due regard to all of the circumstances in which the trade is placed. In making such selection, the Adviser is authorized in the Advisory Agreement to consider the reliability, integrity and financial condition of the broker.

The Adviser normally causes the Funds to purchase and sell portfolio securities on a principal basis from the owner or purchaser of the security, such as a broker-dealer. Those principal trades do not involve the payment of a commission and, therefore, are not permitted to be used to generate soft dollar benefits. In rare situations where a Fund pays a commission, the following discussion would apply: The Adviser is also authorized by the Advisory Agreement to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Advisory Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement; (ii) were for products or services which provide lawful and appropriate assistance to the Adviser’s decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information assisting the Trust in the valuation of the Funds’ investments. The research that the Adviser may receive for the Funds’ brokerage commissions, whether or not useful to a Fund, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to any Fund. The Adviser may receive typical unsolicited research materials routinely sent by broker-dealers to their clients.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a “net” basis as well. On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

There may be occasions where the Adviser believes that it would be in the best interest of one or more Funds to participate in a cross transaction between a Fund and another Fund or an account managed by the Adviser or an affiliate of the Adviser. A cross

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transaction is a transaction directly between a Fund and another Fund or an advised account without the use of a broker-dealer. The Adviser would cause a cross transaction to be used only if believed to be in the best interest of the participating Fund(s) and any other accounts such as the ability to obtain more favorable terms without effecting the transaction in the open market. Any such cross transaction would be effected in compliance with the pricing and other requirements of applicable SEC rules (such as Rule 17a-7 under the 1940 Act) and any other applicable contractual restriction or regulatory requirements, as well as policies and procedures adopted by the Trust.

The following table shows total brokerage commissions (as opposed to dealer mark-ups) paid by the Funds in the last three fiscal years. The amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changes in asset levels, shareholder activity, and/or changes in portfolio turnover.

Total Brokerage Commissions
	Fiscal Year Ended

Fund	March 31, 2024	March 31, 2023	March 31, 2022
AlphaTrak 500 Fund	$3,219	$3,746	$3,661
Corporate Bond Fund	303	408	266
Floating Rate Income Fund	5	0	0
High Yield Bond Fund	14,721	23,079	14,076
Intermediate Bond Fund	37,993	30,498	32,227
Investment Grade Credit Fund	735	658	1,091
Low Duration Bond Fund	145,017	202,409	136,769
Strategic Income Fund	3,286	2,703	716
Sustainable Securitized Fund	366	341	251
Total Return Bond Fund	1,927,978	2,542,202	3,808,198
Ultra Short Bond Fund	5,903	7,847	10,838
Unconstrained Bond Fund	180,218	247,420	241,464

The Adviser has not obtained any soft dollar benefits from transactions by the Funds since their respective inception dates.

Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The value of each Fund’s aggregate holdings of securities of its regular broker-dealers as of March 31, 2024 was as follows:

Fund Name	Issuer	Value of Fund’s Aggregate Holdings of Issuer
AlphaTrak 500 Fund	Bank of America Corporation	$449,110
	Citigroup Global Markets Inc.	$273,535
	Goldman Sachs & Co	$298,718
	J.P. Morgan Securities LLC	$160,373
	Morgan Stanley & Co. LLC	$293,802
	Wells Fargo Securities, LLC	$436,010
Corporate Bond Fund	Bank of America Corporation	$193,184
	Citigroup Global Markets Inc.	$85,041
	Goldman Sachs & Co	$90,370
	J.P. Morgan Securities LLC	$100,329
	Morgan Stanley & Co. LLC	$103,598
	Wells Fargo Securities, LLC	$111,775
High Yield Bond Fund	Bank of America Corporation	$4,239,633
	Citigroup Global Markets Inc.	$1,289,022
	J.P. Morgan Securities LLC	$766,551
Intermediate Bond Fund	Bank of America Corporation	$10,898,783
	Citigroup Global Markets Inc.	$3,921,521
	Goldman Sachs & Co	$3,226,499
	J.P. Morgan Securities LLC	$9,268,614
	Morgan Stanley & Co. LLC	$8,140,040
	Wells Fargo Securities, LLC	$7,462,594
Investment Grade Credit Fund	Bank of America Corporation	$729,247
	Citigroup Global Markets Inc.	$249,933
	Goldman Sachs & Co	$222,448
	J.P. Morgan Securities LLC	$543,215
	Morgan Stanley & Co. LLC	$364,534
	Wells Fargo Securities, LLC	$316,197

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Fund Name	Issuer	Value of Fund’s Aggregate Holdings of Issuer
Low Duration Bond Fund	Bank of America Corporation	$20,571,995
	Citigroup Global Markets Inc.	$12,323,365
	Goldman Sachs & Co	$9,198,701
	J.P. Morgan Securities LLC	$21,677,262
	Morgan Stanley & Co. LLC	$10,052,039
	Wells Fargo Securities, LLC	$18,839,406
Strategic Income Fund	Bank of America Corporation	$960,810
	Citigroup Global Markets Inc.	$478,164
	Goldman Sachs & Co	$834,464
	J.P. Morgan Securities LLC	$878,319
	Morgan Stanley & Co. LLC	$537,797
	Wells Fargo Securities, LLC	$635,012
Total Return Bond Fund	Bank of America Corporation	$525,678,129
	Citigroup Global Markets Inc.	$106,266,667
	Goldman Sachs & Co	$317,187,121
	J.P. Morgan Securities LLC	$583,188,326
	Morgan Stanley & Co. LLC	$332,776,557
	Wells Fargo Securities, LLC	$368,941,420
Ultra Short Bond Fund	Bank of America Corporation	$1,014,689
	Citigroup Global Markets Inc.	$748,526
	J.P. Morgan Securities LLC	$1,096,601
	Morgan Stanley & Co. LLC	$767,439
	Wells Fargo Securities, LLC	$902,368
Unconstrained Bond Fund	Bank of America Corporation	$34,858,075
	Citigroup Global Markets Inc.	$10,180,954
	Goldman Sachs & Co	$25,202,017
	J.P. Morgan Securities LLC	$31,126,559
	Morgan Stanley & Co. LLC	$9,059,073
	Wells Fargo Securities, LLC	$16,838,789

INVESTMENT ADVISORY SERVICES

The Adviser, Metropolitan West Asset Management, LLC, with principal offices at 515 South Flower Street, Los Angeles, California 90071, is a registered investment adviser and was organized as a California limited liability company in 1996. The Adviser is a wholly-owned subsidiary of TCW Asset Management Company LLC. Under the Advisory Agreement relating to the Funds, the Adviser provides the Funds with investment management services. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Trust and the Funds are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

As a global asset manager with personnel operating out of multiple offices worldwide, the Adviser may conduct operations through affiliates that are also subsidiaries of the Adviser’s parent company, The TCW Group, Inc., in other jurisdictions. Some of the services provided to the Funds under the Advisory Agreement may from time to time be conducted by, or in conjunction with, TCW Europe Limited (“TCW UK”). TCW UK’s investment personnel are subject to oversight by the Adviser, and must comply with all applicable policies and compliance rules of the Adviser, in addition to local rules and policies. Regardless of where services are conducted, the Adviser shall remain fully responsible to the Funds for all of the Adviser’s obligations hereunder and for all actions of TCW UK’s personnel to the same extent as the Adviser is liable for its own actions. There is no additional cost to the Funds for advisory services provided by personnel of TCW UK.

Under the Advisory Agreement, subject to the supervision and direction of the Board of Trustees, the Trust retains the Adviser, among other things, to act as investment manager to the Funds and supervise the investments of the Funds, including to furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, and to take such other steps as may be necessary to implement such advice and recommendations; to furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board of Trustees may reasonably request; to provide persons to act as officers and employees of the Trust and the Funds; and to render to the Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board of Trustees may reasonably request.

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The Advisory Agreement also provides that, with respect to the operation of each Fund and to the extent not paid or reimbursed through a plan adopted by the Fund under Rule 12b-1 under the 1940 Act, the Adviser is responsible for the compensation of any of the Trust’s trustees, officers, and employees who are affiliates of the Adviser (other than employees performing services in connection with expenses that are the Fund’s responsibility under the Advisory Agreement); the expenses of printing and distributing the Funds’ prospectuses, statements of additional information, and sales and advertising materials to prospective investors; and providing office space and equipment reasonably necessary for the operation of the Funds. Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund is responsible for all of its expenses, including, without limitation, fees and expenses of the Independent Trustees, broker commissions and other ordinary or extraordinary costs and expenses incurred by the Fund in the course of its operation.

As compensation for these services, each Fund pays management fees at an annualized rate of its average daily net assets, as described in the Prospectus. For the fiscal years ended March 31, 2024, 2023 and 2022, the amounts of the advisory fees earned by the Adviser and the amounts of the reductions in fees and reimbursements of expenses by the Adviser as a result of the expense limitations and fee waivers described in the Prospectus, are provided in the chart below.

	Fiscal Year Ended March 31, 2024		Fiscal Year Ended March 31, 2023		Fiscal Year Ended March 31, 2022

	Contractual Advisory Fees	Advisory Fees Reduced and Expenses Reimbursed by Adviser	Contractual Advisory Fees	Advisory Fees Reduced and Expenses Reimbursed by Adviser	Contractual Advisory Fees	Advisory Fees Reduced and Expenses Reimbursed by Adviser
AlphaTrak 500 Fund	$117,723	$224,890	$129,784	$270,246	$43,827	$75,689
Corporate Bond Fund	$22,985	$217,007	$38,657	$293,711	$53,109	$257,575
Floating Rate Income Fund	$1,849,510	$11,906	$2,261,257	$19,197	$2,599,287	$6,657
High Yield Bond Fund	$2,486,802	$135,512	$2,843,021	$130,452	$3,970,632	$145,095
Intermediate Bond Fund	$3,364,655	$1,163	$2,916,678	$22,452	$2,870,144	$62
Investment Grade Credit Fund	$46,117	$239,989	$32,664	$293,818	$66,458	$264,265
Low Duration Bond Fund	$4,357,369	$0	$6,620,112	$0	$7,947,583	$0
Strategic Income Fund	$459,665	$312,702	$266,106	$339,161	$468,065	$566,609
Sustainable Securitized Fund	$28,664	$238,549	$43,020	$262,567	$20,586	$67,666
Total Return Bond Fund	$205,161,647	$0	$235,073,073	$0	$303,311,997	$0
Ultra Short Bond Fund	$200,325	$259,120	$320,380	$326,076	$601,983	$355,828
Unconstrained Bond Fund	$17,442,126	$0	$21,085,623	$13,017	$25,727,674	$0

The Advisory Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time, without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to a Fund.

The Board of Trustees of the Trust, including the Independent Trustees, last approved the Advisory Agreement with respect to each Fund pursuant to Section 15(c) of the 1940 Act at a meeting called for the purpose of voting on such approval on September 11, 2023. Before approving the Advisory Agreement, the Board of Trustees evaluated information provided by the Adviser. The Board considered a number of factors with respect to each of the Funds. Based on this review, the full Board of Trustees, and by separate vote, the Independent Trustees concluded that the advisory fees to be paid by the Funds, as well as the proposed expenses of the Funds, are fair, both absolutely and in comparison with those of other mutual funds in the industry. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to each Fund is contained in the Trust’s semi-annual report to shareholders for the six months ending September 30, 2023.

The Advisory Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Advisory Agreement, the Adviser will not be subject to liability to the Trust or the Funds or any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services to the Funds or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds. Under the Advisory Agreement, the Funds will also indemnify and hold harmless the Adviser and the partners, members, officers and employees of the Adviser and its general partner against any loss, liability, claim, damage or expense arising out of such person’s or persons’ performance or non-performance of any duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of those duties or from reckless disregard of obligations and duties under the Advisory Agreement.

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The Adviser has agreed in an Operating Expenses Agreement with the Trust to limit each Fund’s expenses as described in the Prospectus. The Operating Expenses Agreement has a one-year term, renewable with respect to the periods for which the prospectus is effective, which normally means an annual term ending July 31 of the applicable year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such expense subsidy payments or fee reductions, to the extent that the Fund’s operating expenses are otherwise below its expense cap. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the Independent Trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the current fiscal year. Certain officers and Trustees of the Funds are also officers and directors of the Adviser.

VALUATION DESIGNEE

The Board of Trustees has designated the Adviser as the “valuation designee” to perform all fair value determinations subject to oversight by the Board of Trustees. The Adviser as the valuation designee will (1) periodically assess and manage valuation risks; (2) establish and apply fair value methodologies; (3) test fair value methodologies; (4) oversee and evaluate third-party pricing services; (5) provide the Board of Trustees with reporting required under Rule 2a-5 under the 1940 Act; and (6) maintain recordkeeping requirements under Rule 2a-5.

The Adviser expects to fulfill its responsibilities through the Adviser’s Pricing Committee, which will follow and implement the valuation procedures. The Pricing Committee is responsible for:

•	establishing valuation policies and procedures, including for price overrides,

•	periodically reviewing pricing reports and providing general oversight of the valuation process, and

•	establishing review parameters for internally priced marketable securities.

The Pricing Committee meets quarterly and on an as-needed basis. Meetings are chaired by the Chief Financial Officer and the members include one or more representatives from Corporate Finance, Compliance, Legal, Operations, and Mutual Fund Administration.

The Pricing Committee authorizes certain employees to review and approve price overrides and perform such other actions authorized by the Pricing Committee (each authorized employee, a “Pricing Officer”). The portfolio management group provides information concerning pricing matters to the Pricing Committee and/or a Pricing Officer, whose role is to evaluate the reasonableness of courses of action. The portfolio management group may not determine, or effectively determine by exerting substantial influence on the Pricing Committee and/or a Pricing Officer, the values ascribed to a Fund’s investments. Pricing Officer actions are recorded in the designated repository.

PORTFOLIO MANAGERS

Other Accounts Managed

The following tables provide information about funds and accounts, other than the Funds, for which the Funds’ portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2024.

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Stephen Kane, CFA1

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	19	$26,691	0	$0
Other Pooled Investment Vehicles:	24	$16,624	2	$268
Other Accounts:	177	$47,350	9	$4,224

1. Stephen M. Kane will retire effective December 31, 2024.

Jerry Cudzil

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	17	$26,661	0	$0
Other Pooled Investment Vehicles:	31	$20,957	9	$3,224
Other Accounts	188	$50,320	6	$3,200

Bryan T. Whalen, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	19	$28,606	0	$0
Other Pooled Investment Vehicles:	33	$18,752	5	$453
Other Accounts	218	$61,986	11	$6,863

Steven J. Purdy

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	2	$228	0	$0
Other Pooled Investment Vehicles:	22	$9,654	9	$3,224
Other Accounts:	31	$9,597	1	$91

Tammy Karp

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	2	$1,299	0	$0
Other Accounts:	17	$4,838	0	$0

Drew Sweeney

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$
Other Pooled Investment Vehicles:	10	$4,156	7	$2,955
Other Accounts:	0	$0	0	$0

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Brian Gelfand
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	1	$48	0	$0
Other Pooled Investment Vehicles:	13	$5,483	7	$2,955
Other Accounts:	18	$5,095	0	$0
Bret R. Barker

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	1	$10	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	7	$1,255	0	$0

Ruben Hovhannisyan, CFA
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	19	$26,829	0	$0
Other Pooled Investment Vehicles:	19	$15,540	2	$268
Other Accounts:	173	$45,377	6	$3,200

Kenneth Toshima
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	10	$4,156	7	$2,955
Other Accounts:	0	$0	0	$0
Liza Crawford
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	1	$1,963	0	$0
Other Pooled Investment Vehicles:	8	$857	3	$185
Other Accounts:	25	$10,055	2	$2,639

Palak Pathak, CFA
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

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Jamie L. Patton
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	1	$10	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	1	$54	0	$0

Peter Van Gelderen
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	1	$1,963	0	$0
Other Pooled Investment Vehicles:	8	$857	3	$185
Other Accounts:	25	$10,055	2	$2,639

Portfolio Manager Compensation

The overall objective of the Adviser’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in the Adviser’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Adviser or an affiliate of the Adviser (collectively, the “TCW Advisers”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Adviser. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Adviser’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Adviser’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

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Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Adviser’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Adviser’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Ownership of Securities. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds as of March 31, 2024.

Dollar Range of Fund Shares Beneficially Owned
AlphaTrak 500 Fund
Stephen M. Kane, CFA[1]	Over $1,000,000
Bryan T. Whalen, CFA	None
Bret Barker	None
Ruben Hovhannisyan, CFA	None
Jamie L. Patton	None
Corporate Bond Fund
Bryan T. Whalen, CFA	$50,001 -$100,000
Jerry Cudzil	$100,001-$500,000
Tammy Karp	None
Steven J. Purdy	$10,001-$50,000
Brian Gelfand	None
Floating Rate Income Fund
Drew Sweeney	None
Stephen J. Purdy	$50,001-$100,000
Jerry Cudzil	$100,001-$500,000
Kenneth Toshima	None
Brian Gelfand	None
High Yield Bond Fund
Stephen M. Kane, CFA[1]	Over $1,000,000
Jerry Cudzil	$100,001-$500,000
Steven J. Purdy	None
Brian Gelfand	None
Intermediate Bond Fund
Stephen M. Kane, CFA[1]	None
Bryan T. Whalen, CFA	None
Jerry Cudzil	None
Ruben Hovhannisyan, CFA	None
Investment Grade Credit Fund
Stephen M. Kane, CFA[1]	Over $1,000,000
Bryan T. Whalen, CFA	$500,001-$1,000,000
Jerry Cudzil	None
Ruben Hovhannisyan, CFA	None
Low Duration Bond Fund
Stephen M. Kane, CFA[1]	Over $1,000,000
Bryan T. Whalen, CFA	$500,001-$1,000,000
Jerry Cudzil	None
Ruben Hovhannisyan, CFA	$1-$10,000
Strategic Income Fund
Stephen M. Kane, CFA[1]	None
Bryan T. Whalen, CFA	None
Jerry Cudzil	None
Ruben Hovhannisyan, CFA	None

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Dollar Range of Fund Shares Beneficially Owned
Sustainable Securitized Fund
Stephen M. Kane, CFA[1]	$100,001-$500,00
Elizabeth (Liza) Crawford	None
Palak Pathak, CFA	None
Peter Van Gelderen	None
Total Return Bond Fund
Stephen M. Kane, CFA[1]	Over $1,000,000
Bryan T. Whalen, CFA	Over $1,000,000
Jerry Cudzil	None
Ruben Hovhannisyan, CFA	$1-$10,000
Ultra Short Bond Fund
Stephen M. Kane, CFA[1]	Over $1,000,000
Bryan T. Whalen, CFA	None
Jerry Cudzil	None
Ruben Hovhannisyan, CFA	None
Unconstrained Bond Fund
Stephen M. Kane, CFA[1]	Over $1,000,000
Bryan T. Whalen, CFA	None
Jerry Cudzil	None
Ruben Hovhannisyan, CFA	None
Steven J. Purdy	None

1.	Stephen M. Kane will retire effective December 31, 2024.

Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, the Adviser or another TCW Adviser has a greater financial incentive, such as a performance fee account, or where an account or fund managed by a portfolio manager has a higher fee sharing percentage than the portfolio manager’s fee sharing percentage with respect to a Fund. When accounts managed by the Adviser (including a Fund) invest in different parts of an issuer’s capital structure (e.g., one account owns equity securities of an issuer while another account owns debt obligations of the same issuer), actual or potential conflicts of interest may also arise with respect to decisions concerning the issuer’s financing, investments or risks, among other issues, as related to the interests of the accounts. The TCW Advisers have adopted policies and procedures reasonably designed to address these types of conflicts, and the Adviser believes these policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

General. The Trust has established a policy governing the disclosure of each Fund’s portfolio holdings that is designed to protect the confidentiality of that Fund’s non-public portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to the Funds’ portfolio holdings disclosure policies may be granted only by an officer of the Trust or the Chief Executive Officer of the Adviser upon a determination that the release of information would be in the best interests of the Fund’s shareholders and appropriate for legitimate business purposes, and must be reported quarterly to the Board of Trustees. There is no guarantee that the Funds’ policies on the use and dissemination of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information. The Board of Trustees will monitor disclosure of portfolio holdings by approval in advance of material changes to that policy, and by occasional review of reports or discussions with the Trust’s officers about disclosures of the Funds’ portfolio holdings.

Investors in separate accounts and unregistered products managed by the Adviser or its affiliates have access to their portfolio holdings, and prospective investors of separate accounts and unregistered products have access to representative portfolio holdings. Disclosures of portfolio holdings to those investors and prospective investors are not subject to the Funds’ disclosure of portfolio holdings policies discussed above and below. Some of these separate accounts and unregistered products have substantially similar or identical investment objectives and strategies as certain Funds and, therefore, may have similar, or in certain cases nearly identical, portfolio holdings as those Funds.

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Neither the Adviser nor the Funds will receive any compensation or other consideration in connection with disclosure of a Fund’s portfolio holdings.

Public Disclosure of Portfolio Holdings. The Funds currently disclose portfolio holdings with respect to holdings at the end of the second and fourth quarters in their semi-annual and annual reports to shareholders, and with respect to holdings quarterly in their Form N-PORT reports, which are available at www.sec.gov and www.TCW.com. The Funds or the Adviser may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.

In addition, it is the policy of the Funds to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). These complete holdings lists are not contained on the Funds’ website. Top ten quarter-end holdings lists and other portfolio characteristics at month-end for certain Funds may be posted on the Funds’ website at www.TCW.com.

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Funds reserve the right to refuse to fulfill a request if they believe that providing portfolio holdings would be contrary to the best interests of the Funds. Those decisions are made by personnel of the Adviser of the Trust with the Title of Managing Director, Senior Vice President or higher (an “Authorized Person”).

Disclosure of Non-Public Portfolio Holdings. A Fund may, in certain cases, disclose to third parties its portfolio holdings that have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may be made only if an Authorized Person determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving that information, or any representatives of a third party receiving that information, will be required to agree in writing to keep that information confidential and use it for an agreed upon legitimate business purpose. The Adviser’s legal department reviews any confidentiality agreement entered into with a third party receiving non-public portfolio holdings. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities that provide on-going services to the Funds in connection with their day-to-day operations and management, including the Funds’ Adviser and its affiliates, and the Funds’ custodian, administrator, pricing services, broker-dealers, accounting services provider, independent registered public accounting firm, financial printer, and proxy voting service provider. To the extent that an Authorized Person determines that there is a potential conflict of interest with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and the Adviser, or an affiliated person of the Adviser or the Fund, on the other, the Authorized Person must inform the Trust’s Chief Compliance Officer of that potential conflict of interest, and the Trust’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Current or quarterly portfolio holdings may be disclosed to governmental authorities pursuant to applicable laws or regulations, or a judicial, regulatory or other similar request. Information regarding the characteristics of a Fund portfolio, such as its current credit quality or duration, may be provided upon request, subject to the discretion of the Trust’s officers.

Ongoing Arrangements to Make Portfolio Holdings Available. With authorization from the Trust’s Chief Compliance Officer or an Authorized Person, Trust representatives disclose Fund portfolio holdings to the following recipients on an ongoing basis: the Adviser; fund rating agencies (including Lipper and Morningstar ); consultants and analysts (including Bloomberg, FactSet Research Systems, MSCI, FundConnect, Finance-Doc, DeShaw, EPFR and State Street); The Bank of New York Mellon (the Funds’ custodian); Chase Bank (the Funds’ limited custodian under the terms of certain repurchase and futures agreements); BNY Mellon Investment Servicing (US) Inc. (the Funds’ transfer agent); Paul Hastings LLP and Dechert LLP (legal counsel); Deloitte & Touche LLP (the Funds’ independent registered public accounting firm); Donnelley Financial Solutions (financial printer); and Glass Lewis & Co., LLC (the proxy voting service provider and the service provider that has been retained to process votes and corporation actions on behalf of the Funds). Each recipient, except the Funds’ independent registered public accounting firm, the Funds’ legal counsel and the Funds’ financial printer, receives the portfolio holdings information on a daily basis. Each of the Funds’ independent registered public accounting firm, the Funds’ legal counsel and the Funds’ financial printer receives the information when requested in connection with its services to the Funds.

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ADMINISTRATION AND ACCOUNTING SERVICES

The Funds have a Fund Administration and Accounting Agreement (the “Administration Agreement”) with The Bank of New York Mellon (“BNY Mellon”), which has offices at 103 Bellevue Parkway, Wilmington, Delaware 19809. The Administration Agreement provides that BNY Mellon will perform certain administrative services for the Trust including, among other things, prepare and coordinate with the Funds and Funds’ counsel the filing of the Funds’ annual post-effective amendment; assemble and distribute quarterly Board materials including the drafting of notices, agendas and resolutions for quarterly Board meetings; maintain the Trust’s corporate records; administratively assist in arranging the fidelity bond and directors’ and officers’/errors and omissions insurance policies; and maintain the Trust’s regulatory calendar. BNY Mellon also performs certain administrative and accounting services for the Trust such as preparing and filing shareholder reports, preparing and filing federal and state tax returns on behalf of the Trust and providing statistical and research data. In addition, BNY Mellon prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by BNY Mellon include maintaining the accounting books and records of the Funds, calculating the Funds’ net asset value per share, maintaining records relating to the securities transactions of the Funds and coordinating the preparation and payment of Fund-related expenses. The amount of administration and accounting services fees paid by each Fund to BNY Mellon for the last three fiscal years is as follows:

	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2023	Fiscal Year Ended March 31, 2022
AlphaTrak 500 Fund	$100,891	$93,071	$95,371
Corporate Bond Fund	$86,344	$95,922	$93,239
Floating Rate Income Fund	$194,073	$207,804	$218,255
High Yield Bond Fund	$113,920	$116,499	$139,384
Intermediate Bond Fund	$189,561	$157,920	$143,931
Investment Grade Credit Fund	$103,599	$95,371	$105,665
Low Duration Bond Fund	$227,020	$283,527	$287,573
Strategic Income Fund	$167,059	$118,510	$108,824
Sustainable Securitized Fund*	$82,993	$72,501	$35,988
Total Return Bond Fund	$3,329,541	$4,252,795	$4,403,211
Ultra Short Bond Fund	$105,733	$110,705	$128,368
Unconstrained Bond Fund	$325,227	$440,391	$423,222

*	The Sustainable Securitized Fund commenced operations on September 30, 2021.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon, located at One Wall Street, New York, New York 10286, serves as the Funds’ custodian under a separate Custodian Agreement. Under the Custodian Agreement, The Bank of New York Mellon (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund’s securities, and (v) makes periodic reports to the Board of Trustees concerning each Fund’s operations. Pursuant to applicable rules, The Bank of New York Mellon also acts as the Fund’s foreign custody manager.

Pursuant to applicable rules, the Funds also maintain futures accounts with Citigroup Global Markets Inc., Goldman, Sachs & Co., and Credit Suisse Securities (USA) LLC, all of which are futures commission merchants registered with the National Futures Association. Because of margin requirements for futures transactions, certain Funds’ assets occasionally may be held in the accounts instead of with the Funds’ custodian.

BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent for the Funds under a Transfer Agency and Shareholder Services Agreement.

UNDERWRITER

TCW Funds Distributors LLC (the “Underwriter”), located at 515 South Flower Street, Los Angeles, California 90071, is a broker-dealer that serves as each Fund’s principal underwriter in a continuous public offering of the Funds’ shares on a best-efforts basis. The Underwriter is under common ownership with the Adviser.

Under a Distribution Agreement with the Trust (the “Distribution Agreement”), the Underwriter acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Underwriter continually distributes shares of the Funds on a best efforts basis. The Underwriter has no obligation to sell any specific quantity of Fund shares. The Underwriter and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

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The Underwriter may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Underwriter, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Underwriter. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Underwriter does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a 12b-1 Plan is effective. The Adviser or its parent company may reimburse expenses of or contribute capital to the Underwriter.

After its initial term of two years, the Distribution Agreement between the Funds and the Underwriter will continue in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and (ii) a majority of the Independent Trustees, in each case cast in person at a meeting called for the purpose of voting on such agreement. The Distribution Agreement may be terminated without penalty by the parties thereto upon 60 days’ written notice, and it is automatically terminated in the event of its assignment as defined in the 1940 Act.

SHARE MARKETING PLAN

The Trust has adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the “12b-1 Plan”) with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act. The Underwriter serves as the Distribution Coordinator under the 12b-1 Plan and, as such, receives for disbursement any fees paid by the Funds pursuant to the 12b-1 Plan.

On April 1, 1997, the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan adopted the 12b-1 Plan for Class M shares of the Ultra Short Bond Fund, Low Duration Bond Fund and Total Return Bond Fund. On May 18, 1998, the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan, adopted the Plan for the AlphaTrak 500 Fund. On June 10, 2002, the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan, adopted the Plan for Class M shares of the High Yield Bond Fund and Intermediate Bond Fund. On May 19, 2003, the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan, adopted the 12b-1 Plan for Class M shares of the Strategic Income Fund. On September 19, 2011, the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan, adopted the 12b-1 Plan for Class M shares of the Unconstrained Bond Fund. On May 20, 2013, the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan, adopted the 12b-1 Plan for Class M shares of the Floating Rate Income Fund. The Funds’ Rule 12b-1 plan covers the Class M shares of each of the Funds. The 12b-1 Plan also covers the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. On June 4, 2018, the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan adopted the 12b-1 Plan for Class M shares of the Corporate Bond Fund and Investment Grade Credit Fund. On June 14, 2021, the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan adopted the 12b-1 Plan for Class M shares of the Sustainable Securitized Fund.

Under the 12b-1 Plan, each Fund pays distribution fees to the Distribution Coordinator at an annual rate of up to 0.25% of the Fund’s aggregate average daily net assets to reimburse expenses incurred in connection with the promotion and distribution of each Fund’s shares. The promotional and distribution activities paid by the 12b-1 Plan include, but are not limited to, compensation of intermediaries such as broker-dealers that sponsor fund marketplaces or platforms, and service shareholder accounts. Because these fees

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are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of an investor’s investment and may cost such investor more than paying other sales charges. The 12b-1 Plan is intended to facilitate the sale of Class M shares. Because the various Funds may be marketed jointly, the payments made by some Funds could have the effect of also promoting other Funds, but the charges imposed by intermediaries are normally billed with respect to specific Funds. The Adviser has undertaken to limit the 12b-1 Plan expenses to 0.21% for the Total Return Bond Fund, 0.19% for the Low Duration Bond Fund, 0.21% for the Intermediate Bond Fund and 0.16% for the Ultra Short Bond Fund for the fiscal year ending March 31, 2025. The AlphaTrak 500 Fund is presently waiving all Rule 12b-1 fees.

The 12b-1 Plan provides that the Distribution Coordinator may use the Rule 12b-1 distribution fees received from a Fund only to pay for the distribution and shareholder servicing expenses of the Fund. Distribution fees are accrued daily and paid monthly, and are charged as expenses of the shares as accrued.

A Fund is not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed to the Distribution Coordinator. Using its own resources, the Adviser may pay distribution and other fees and expenses in excess of the distribution fee under agreements with certain intermediaries (such as but not limited to broker-dealers, banks, employee benefit plan alliances, record keepers or other financial institutions) under selling or servicing agreements for the Funds.

The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, vote annually to continue the 12b-1 Plan. The 12b-1 Plan (and any distribution agreement between the Trust, the Underwriter or the Adviser and a selling agent) may be terminated without penalty upon at least 60-days’ notice by the Underwriter or the Adviser, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act).

All distribution fees paid by the Funds under the 12b-1 Plan will be paid in accordance with FINRA Conduct Rule 2830, as such Rule may change from time to time. Pursuant to the 12b-1 Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses on behalf of each Fund. In addition, as long as the 12b-1 Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Trustees then in office who are not interested persons of the Trust.

For the fiscal year ended March 31, 2024, 12b-1 fees were paid by the Funds as shown in the following table. All of the amounts shown were paid as compensation for distribution-related services and shareholder-related services to broker/dealers, record-keepers and other intermediaries. These amounts reflect actual payments made by the Funds net of reimbursement by the Adviser. The Funds did not have any unreimbursed expenses carried over to future years.

Fund	12b-1 Fees Paid for Fiscal Year Ended March 31, 2024
AlphaTrak 500 Fund – Class M	None
Corporate Bond Fund – Class M	$ 7,833
Floating Rate Income Fund – Class M	$ 26,432
High Yield Bond Fund – Class M	$ 304,232
Intermediate Bond Fund – Class M	$ 39,761
Investment Grade Credit Fund – Class M	$ 10,179
Low Duration Bond Fund – Class M	$ 375,265
Strategic Income Fund – Class M	$ 127,486
Sustainable Securitized Fund – Class M	$ 109
Total Return Bond Fund – Class M	$ 10,275,598
Ultra Short Bond Fund – Class M	$ 23,681
Unconstrained Bond Fund – Class M	$ 375,001

In addition, Adviser and its affiliates may, at their own expense and out of their own legitimate profits or other resources, pay additional compensation to an authorized broker-dealer, investment adviser, financial adviser, retirement plan administrator, insurance company, or other financial intermediary that has entered into a distribution agreement, service agreement or other type of arrangement with Adviser, the Underwriter or the Funds (“Authorized Firms”) for selling or servicing one or more class of Fund shares. Authorized Firms that receive these payments may be affiliated with Adviser. Payments may relate to selling and/or servicing activities, such as: access to an Authorized Firm’s customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesaling activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary,

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and can include various initial and on-going payments. Additional compensation may also be paid to broker- dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program. Additional compensation creates a potential conflict of interest in the form of an additional financial incentive to a registered representative of an Authorized Firm to recommend the purchase of the Funds over another mutual fund or another investment option. As of March 31, 2024, the Adviser has entered into arrangements to make additional distribution related payments to the following Authorized Firms: ADP Retirement Services, American Century, Ameriprise Financial Services, Inc., BPA, BMO Harris Bank, Charles Schwab & Co Inc., Fidelity Investments, Financial Data Services (Merrill Lynch Pierce Fenner), GWFS Equities Inc., JP Morgan Private Bank, Lincoln Financial Group, John Hancock, Morgan Stanley, Matrix Financial Solutions, Nationwide Investment Services Corp., Pershing LLC, Principal Life Insurance, Prudential Investment Management Services, RBC Capital Markets Corporation, Reliance Trust Company, SEI Private Trust, Standard Insurance Company, T. Rowe Price, TD Ameritrade Inc., TIAA, UBS Financial Services Inc., U.S. Bank, Valic Retirement Services, The Vanguard Group and Voya Financial. Inclusion on this list does not imply that the additional compensation paid to such Authorized Firms necessarily constitutes “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). The Adviser will update this listing annually and interim arrangements may not be reflected. The Adviser and the Funds assume no duty to notify any investor whether an Authorized Firm through which he/she invests should be included in any such listing. You are encouraged to review the Prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares. You also are encouraged to ask your brokerage representative or other contact with the distribution platform (or broker) what compensation that person or the relevant firm may be receiving for your investment in the Funds.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary, or such lower amount specified in the then-current prospectus (which currently specifies 0.20%). Because these fees are paid out of the Fund’s assets, over time these fees will also increase the cost of a shareholder’s investment in the Administrative Class shares of the Fund. For the fiscal years ended March 31, 2024, 2023 and 2022, the Low Duration Bond Fund – Administrative Class paid shareholder servicing fees of $11, $1,672 and $3,304, respectively. For the fiscal years ended March 31, 2024, 2023 and 2022, the Total Return Bond Fund – Administrative Class paid shareholder servicing fees of $2,689,057, $3,352,462 and $4,088,151, respectively.

The shareholder services that may be provided under the Shareholder Servicing Plan are non-distribution shareholder services that the intermediary provides with respect to Administrative Class shares of the Fund owned from time to time by customers of the intermediary. Such services include but are not limited to (i) transfer agent and sub-transfer agent type of services for beneficial owners of those Fund shares, (ii) aggregating and processing purchase and redemption orders for Fund shareholders, (iii) providing beneficial owners of Fund shares who are not record owners with statements showing their positions in the Fund, (iv) processing dividend payments for Fund shares, (v) providing sub-accounting services for Fund shares held beneficially, (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updated prospectuses to beneficial owners of Fund shares who are not record owners, (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Fund shares who are not record owners, (viii) responding generally to inquiries these shareholders have about the Fund or Funds, and (ix) providing such other information and assistance to these shareholders as they may reasonably request.

OTHER SHAREHOLDER SERVICING EXPENSES PAID BY THE FUNDS

Each Fund is authorized to compensate each broker-dealer and other third-party intermediary up to 0.10 percent (10 basis points) of the of the Class M and Class I assets and up to 0.15 percent (15 basis points) of the Class I-2 assets serviced for that Fund by that intermediary for shareholder services to each Fund and its shareholders. These services constitute sub-recordkeeping, sub-transfer agent or similar services and are similar in scope to services provided by the transfer agent to a Fund. These expenses paid by a Fund would remain subject to any overall expense limitation applicable to that Fund. These expenses are in addition to any supplemental amounts the Adviser pays out of its own resources and are in addition to the Fund’s payment of any amounts through the 12b-1 Plan. This amount may be adjusted, subject to approval by the Board of Trustees.

NET ASSET VALUE

As stated in the Prospectus, the net asset value or “NAV” per share of each Fund’s shares will be determined at the close of the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. ET, but the NYSE sometimes closes earlier) on each day that the NYSE is open for trading. The determination of NAV per share of each Fund’s shares may utilize portfolio valuations established prior to the close of the NYSE, as opposed to the closing market price, particularly with respect to fixed income instruments where prices are received from a pricing service or fair value process. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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The NYSE may, however, close on days not included in that announcement. No Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures contracts close shortly after the time net asset value is calculated.

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds receive pricing information from independent pricing vendors selected by the Adviser. The Funds use what they refer to as a “benchmark pricing system” to the extent vendors’ prices for securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser, initially selects a proxy comprised of a relevant security (i.e., U.S. Treasury Note) or benchmark (i.e., LIBOR or SOFR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The Adviser adjusts the value of the security daily based on changes to the market price of the assigned benchmark. Once each month, the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. Although the Adviser believes that benchmark pricing is the most reliable method for pricing securities not priced by pricing services, there is no assurance that the benchmark price reflects the actual price for which a Fund could sell a security. The accuracy of benchmark pricing depends on the judgment of one or more market makers regarding a security’s market price, as well as the choice of the appropriate benchmark, subject to review by the Adviser. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed at least annually by the Board of Trustees.

Debt securities that mature in fewer than 60 days are valued at amortized cost if their original maturity was 60 or fewer days or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days (unless the Adviser determines that this method does not represent fair value).

Fixed income securities can be complicated financial instruments. There are many methodologies (including computer-based analytical modeling and “individual security evaluations”) available to generate approximations of their market value, and there is significant professional disagreement about which is best. No evaluation method may consistently generate approximations that correspond to actual “traded” prices of the instruments. Evaluations may not reflect the transaction price at which an investment can be purchased or sold in the market.

Equity securities, including depository receipts, are valued at the last reported sale price as reported by the stock exchange or pricing service. In cases where equity securities are traded on more than one exchange, the securities are valued using the prices from the respective primary exchange of each security. Options on equity securities are valued at the average of the latest bid and ask prices as reported by the stock exchange or pricing service. S&P 500 futures contracts generally are valued at the first sale price after 4:00 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which the applicable contract is traded. Changes to market closure times may alter when futures contracts are valued.

Trading in securities listed on foreign securities exchanges is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Events affecting the value of foreign securities and currencies will not be reflected in the determination of net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment will be made. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser. The Adviser generally takes into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Valuing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more securities could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund and the Fund holds securities priced at fair value, valuing a security at a fair value may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

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Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees (if any) and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share.

CONVERSION OF SHARES BETWEEN CLASSES

You will be permitted to convert shares between Class I Shares and Class I-2 Shares and Class M Shares and the Plan Class, provided that your investment meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in your state of residence and that those shares are otherwise available for offer and sale. When an individual shareholder cannot meet the initial investment requirements of the other class, conversions of shares from one class to another class will be permitted if such a shareholder’s investment is normally aggregated with other shareholders’ requests, such as through a broker-dealer’s omnibus account. Shareholders will not be charged any fees by the Funds for such conversions, nor shall any intermediary charge any fees for such conversions. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. Not all Funds offer all classes of shares or may be open to new investors. Conversion transactions will be effected only into an identically registered account. Conversion transactions will not be treated as a redemption for federal income tax purposes. Shareholders should consult their tax advisors as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. Such conversion transactions must be effected according to other applicable law. The Funds also reserve the right to revise or terminate the conversion privilege, limit the amount or number of conversions or reject any conversion. A conversion of shares between Class I Shares and Class I-2 Shares and Class M Shares and Plan Class Shares is exempt from the Frequent Trading Policy described under “Trading Limits” in the Prospectus.

REDEMPTION IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of any Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of that Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

DIVIDENDS AND TAX STATUS

Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund is taxed as a separate entity under Subchapter M and must qualify on a separate basis. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund’s annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities, foreign currencies or options (including forward contracts) thereon; and (b) a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities) or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, in order to qualify as a regulated investment company a Fund must distribute to its shareholders at least 90% of its net investment income, other than net capital gains, and 90% of its tax-exempt interest income, earned in each year. As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to U.S. federal income tax on the portion of its taxable income (and its net realized long-term capital gains) that it distributes to shareholders in accordance with the timing requirements of the Code.

A Fund must pay an excise tax to the extent it does not distribute to its shareholders during each calendar year at least 98% of its ordinary income for that calendar year, 98.2% of its net capital gains (both long-term and short-term) over capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Funds intend to meet these distribution requirements to avoid excise tax liability. If the net asset value of shares of a Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder’s cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for U.S. federal income tax purposes.

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An additional 3.8% federal tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable sales or dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund. Corporate shareholders are eligible to deduct 70% of dividends received from domestic corporations. The Funds pass through this benefit to their corporate shareholders subject to certain limitations under the Code. The dividends-received deduction is allowed to a corporate shareholder only if the shareholder satisfies a 46-day holding period for the dividend-paying stock (or a 91-day period for certain dividends on preferred stock). The 46-day and 91-day holding periods generally do not include any time in which the shareholder is protected from the risk of loss otherwise inherent in the ownership of an equity interest.

A Fund must satisfy the above holding period requirements in order to pass through this benefit to its corporate shareholders. In addition, a corporate shareholder of a Fund must also satisfy the holding period requirement with respect to its Fund Shares. In determining the extent to which a Fund’s dividends may be eligible for the 70% dividends-received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts (described below), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Funds. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

For accounting purposes, when a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option, or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for U.S. federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain not being treated as long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by a Fund at the end of its taxable year generally will be required to be “marked to market” for U.S. federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term gain or loss.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest in the stock of foreign investment companies that may be treated as “passive foreign investment companies” (“PFICs”) under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that a Fund derives from PFIC stock may be subject to a non-deductible U.S. federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC’s income, whether or not such income is actually distributed by the PFIC. This is known as the qualifying electing fund, or QEF, election. Each Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts (other than forward foreign currency exchange contracts that are governed by Section 1256 of the Code and for which no election is made) or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains and losses, referred to as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund’s net capital gain. If a Fund’s Section 988 losses exceed other investment

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company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing the basis of each shareholder’s shares.

Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period, beginning 30 days before and ending 30 days after the disposition of shares. Shares received in connection with the payment of a dividend by a Fund constitute a replacement of shares.

Under the Foreign Account Tax Compliance Act (“FATCA”), and subject to any applicable intergovernmental agreements, a 30% withholding tax on a Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA.

Under proposed Treasury regulations, on which taxpayers may rely unless and until overridden by subsequent regulations, FATCA withholding on gross proceeds from the sale or disposition of Fund shares and capital gain distributions is eliminated. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the dividend is paid during January of the following year. A Fund may make taxable distributions even during periods in which share prices have declined.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment in their particular tax situations. Each shareholder will receive annual information from its Fund regarding the tax status of that Fund’s distributions.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in a Fund. This discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. Paul Hastings LLP has expressed no opinion in respect thereof. Nonresident aliens and other foreign persons are subject to different tax rules, and may be subject to U.S. federal income tax withholding on certain payments received from a Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state, local, and foreign taxes to an investment in a Fund.

The Funds may distribute taxable income to shareholders during periods in which the share price of a Fund has declined. Minimizing taxes is not a primary objective of the Funds in executing their investment strategies.

FURTHER INFORMATION ABOUT THE TRUST

The Declaration of Trust for the Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If it deems it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. Each of such classes has or will have a different designation. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Board of Trustees, generally on the basis of the relative net assets of each Fund.

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Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Under Rule 18f-2, a series is presumed to be affected by a matter, unless the interests of each series in the matter are identical or the matter does not affect any interest of such series. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of its outstanding shares. However, the rule also provides that the ratification of independent registered public accounting firms, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the shareholders of the Trust voting without regard to a Fund.

The Declaration of Trust provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

The Trust’s custodian is responsible for holding the Funds’ assets. Sub-custodians provide custodial services for assets of the Trust held outside the U.S. The Trust’s independent registered public accounting firm examines the Trust’s financial statements and assists in the preparation of certain reports to the SEC.

ADDITIONAL INFORMATION

LEGAL OPINION

The validity of the shares offered by the Prospectus has been passed upon by Paul Hastings LLP, 101 California Street, Forty-Eighth Floor, San Francisco, California 94111.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The annual financial statements of the Funds were audited by Deloitte & Touche LLP, independent registered public accounting firm for the Funds. An affiliate of Deloitte & Touche LLP provides tax services.

OTHER INFORMATION

The Prospectus and this SAI, together, do not contain all of the information set forth in the Registration Statement of TCW Metropolitan West Funds filed with the SEC. Certain information is omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the Public Reference Room of the Commission at 100 F Street, NE, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates. It is also available on the SEC’s Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust’s registration statement, each such statement being qualified in all respects by that reference.

FINANCIAL STATEMENTS

Audited financial statements and the accompanying report of Deloitte & Touche LLP, the Independent Registered Public Accounting Firm, for the fiscal year ended March 31, 2024 for the Funds, as contained in the Annual Report to Shareholders for the fiscal year ended March 31, 2024, are incorporated herein by reference to that report.

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APPENDIX — DESCRIPTION OF RATINGS

MOODY’S INVESTORS SERVICE

BOND RATINGS:

“Aaa”—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

“A”—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”—Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”—Bonds rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”—Bonds rated Caa are considered speculative and of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”—Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C”—Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers “l”, “2” and “3” in each generic rating classification from Aa through Caa. The modifier “l” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the company ranks in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS:

Moody’s short-term debt ratings are opinions regarding the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

“P-1”—Issuers rated “Prime-l” or “P-1” (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

“P-2”—Issuers rated “Prime-2” or “P-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

“P-3”—Issuers rated “Prime-3” or “P-3” (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

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“Not Prime”—Issuers rated “Not Prime” do not fall within any of the Prime rating categories. In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

STANDARD & POOR’S RATING GROUP

BOND RATINGS:

“AAA”—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

“AA”—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

“A”—Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB”—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB” and “B”—Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

“CCC”—Debt rated CCC is regarded as being currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the debtor to meet its financial commitment on the debt. In the event of adverse business, financial, or economic conditions, the debtor is not likely to have the capacity to meet its financial commitment on the debt.

“CC”—An obligation rated CC is currently highly vulnerable to nonpayment.

“C”—Debt rated C is regarded as being currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this debt are being continued.

“D”—Debt rated D is regarded as in payment default. The D rating category is used when payments on debt are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a debt are jeopardized.

Plus (+) Minus (–)—The ratings from “AA to CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

“A-1”—This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

“A-2”—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

“A-3”—This designation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the debtor to meet its financial commitment on the debt.

“B”—This designation is regarded as having significant speculative characteristics. The debtor currently has the capacity to meet its financial commitment on the debt; however, it faces major ongoing uncertainties which could lead to the debtor’s inadequate capacity to meet its financial commitment on the debt.

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“C”—This designation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the debtor to meet its financial commitment on the debt.

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“D”—A short-term debt rated D is in payment default. The D rating category is used when payments on a debt are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a debt are jeopardized.

FITCH IBCA RATINGS

BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

“AAA”—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA”—Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A”—Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB”—Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB”—Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

“B”—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

“CCC, CC, C”—Bonds considered to have high default risk. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal that a default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.

“RD”—Bonds considered to be in restricted default. An “RD” rating indicates an issuer that has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

“D”— Bonds considered to be in default. An “D” rating indicates an issuer that has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

Plus (+) Minus (-)—Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

SHORT-TERM DEBT RATINGS:

“F-1”—Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

“F-2”—Good Credit Quality. Issues assigned this rating have a good capacity for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” or “F-1” ratings.

“F-3”—Fair Credit Quality. Issues assigned this rating have adequate capacity for timely payment of financial commitments.

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“B”—Speculative. Issues assigned this rating have an uncertain capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C”—High Default Risk. Default is a real possibility for issues assigned this rating. Capacity for timely payment of financial commitments is highly uncertain.

“RD”—Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

SHORT-TERM MUNICIPAL BOND RATINGS

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

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TCW METROPOLITAN WEST FUNDS

FORM N-1A

PART C

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust dated December 9, 1996 (incorporated by reference to Registrant’s initial Registration Statement on Form N-1A filed on December 24, 1996).

(b)(1)	By-Laws dated December 9, 1996 (incorporated by reference to Registration Statement filed on December 24, 1996).

(b)(2)	Amendment to By-Laws (incorporated by reference to Post-Effective Amendment No. 52 filed on July 25, 2016).

(c)	Instruments Defining Rights of Security Holders (not applicable).

(d)(1)	Investment Management Agreement dated February 6, 2013 (incorporated by reference to Post-Effective Amendment No. 43 filed on April 12, 2013).

(d)(2)

Amended Appendix A dated June 29, 2018 to the Investment Management Agreement as revised for the Flexible Income Fund, Investment Grade Credit Fund and Corporate Bond Fund (incorporated by reference to Post-Effective Amendment No. 57 filed on June 29, 2018).

(d)(3)

Amended Appendix A dated July 29, 2021 to the Investment Management Agreement as revised for the ESG Securitized Fund and Opportunistic High Income Credit Fund (incorporated by reference to Post-Effective Amendment No. 76 filed on July 26, 2021).

(e)(1)	Distribution Agreement between TCW Metropolitan West Funds and TCW Funds Distributors LLC dated January 1, 2018 (incorporated by reference to Post-Effective Amendment No. 56 filed on April 13, 2018).

(e)(2)	Amended Exhibit A to Distribution Agreement with TCW Funds Distributors LLC dated June 29, 2018 (incorporated by reference to Post-Effective Amendment No. 57 filed on June 29, 2018).

(e)(3)	Amended Exhibit A to Distribution Agreement with TCW Funds Distributors LLC dated July 29, 2021 (incorporated by reference to Post-Effective Amendment No. 76 filed on July 26, 2021).

(f)	Bonus or Profit Sharing Contracts (not applicable).

(g)(1)	Custody Agreement between TCW Metropolitan West Funds and The Bank of New York dated April 1, 2002 (incorporated by reference to Post-Effective Amendment No. 19 filed on July 22, 2002).

(g)(2)	Foreign Custody Manager Agreement between TCW Metropolitan West Funds and The Bank of New York (incorporated by reference to Post-Effective Amendment No. 19 filed on July 22, 2002).

(g)(3)	Amendment to Schedule II of Custody Agreement dated June 29, 2018 (incorporated by reference to Post-Effective Amendment No. 57 filed on June 29, 2018).

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(g)(4)	Amendment to Schedule II of Custody Agreement dated July 29, 2021 (incorporated by reference to Post-Effective Amendment No. 76 filed on July 26, 2021).

(h)(1)	Amended and Restated Operating Expenses Agreement dated November 13, 2007 (incorporated by reference to Post-Effective Amendment No. 32 filed on July 24, 2009).

(h)(2)	Shareholder Servicing Plan dated November 13, 2007 (incorporated by reference to Post-Effective Amendment No. 29 filed on November 19, 2007).

(h)(3)

Fund Administration and Accounting Services Agreement dated March 31, 2013 between TCW Metropolitan West Funds and BNY Mellon Investment Servicing (US) Inc. (incorporated by reference to Post-Effective Amendment No. 46 filed on July 26, 2013).

(h)(4)

Transfer Agency and Shareholder Services Agreement dated March 31, 2013 between TCW Metropolitan West Funds and BNY Mellon Investment Servicing (US) Inc. (incorporated by reference to Post-Effective Amendment No. 46 filed on July 26, 2013).

(h)(5)

Supplemental Administration Agreement effective July 29, 2015 between Metropolitan West Asset Management, LLC and TCW Metropolitan West Funds (incorporated by reference to Post-Effective Amendment No. 50 filed on July 24, 2015).

(h)(6)

Amendment to Fund Administration and Accounting Agreement effective March 6, 2020 between TCW Metropolitan West Funds and BNY Mellon Investment Servicing (US) Inc. (incorporated by reference to Post-Effective Amendment No. 70 filed on July 29, 2020).

(h)(7)

Amendment to Fund Administration and Accounting Agreement effective January 29, 2021 between TCW Metropolitan West Funds and BNY Mellon Investment Servicing (US) Inc. (incorporated by reference to Post-Effective Amendment No. 73 filed on January 29, 2021).

(h)(8)

Amendment to Fund Administration and Accounting Agreement effective July 29, 2021 between TCW Metropolitan West Funds and BNY Mellon Investment Servicing (US) Inc. (incorporated by reference to Post-Effective Amendment No. 76 filed on July 26, 2021).

(h)(9)	Amended and Restated Appendix A effective March 6, 2020 to the Amended and Restated Operating Expense Agreement (incorporated by reference to Post-Effective Amendment No. 68 filed on March 6, 2020).

(h)(10)

Amended and Restated Appendix A effective January 29, 2021 to the Amended and Restated Operating Expense Agreement (incorporated by reference to Post-Effective Amendment No. 73 filed on January 29, 2021).

(h)(11)	Amended and Restated Appendix A effective July 29, 2021 to the Amended and Restated Operating Expense Agreement (incorporated by reference to Post-Effective Amendment No. 76 filed on July 26, 2021).

(h)(12)

Amendment to Fund Administration and Accounting Agreement effective April 19, 2023 between TCW Metropolitan West Funds and The Bank of New York Mellon (incorporated by reference to Post-Effective Amendment No. 78 filed on July 25, 2023).

(h)(13)

Amendment to Transfer Agency and Shareholder Services Agreement dated May 5, 2023 between TCW Metropolitan West Funds and BNY Mellon Investment Servicing (US) Inc. (incorporated by reference to Post-Effective Amendment No. 78 filed on July 25, 2023).

(i)(1)

For TOTAL RETURN BOND FUND and LOW DURATION BOND FUND: Consent and Opinion of Counsel as to legality of shares (incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on March 18, 1997).

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(i)(2)	For ALPHATRAK 500 FUND: Consent and Opinion of Counsel as to legality of shares (incorporated by reference to Post-Effective Amendment No. 4 filed on June 26, 1998).

(i)(3)

For TOTAL RETURN BOND FUND and LOW DURATION BOND FUND: Consent and Opinion of Counsel as to legality of Class I shares (incorporated by reference to Post-Effective Amendment No. 8 filed on July 26, 2000).

(i)(4)	For INTERMEDIATE BOND FUND and HIGH YIELD BOND FUND: Consent and Opinion of Counsel as to legality of shares (incorporated by reference to Post-Effective Amendment No. 19 filed on July 22, 2002).

(i)(5)	For STRATEGIC INCOME FUND: Consent and Opinion of Counsel as to legality of shares (incorporated by reference to Post-Effective Amendment No. 21 filed on June 30, 2003).

(i)(6)	For UNCONSTRAINED BOND FUND: Consent and Opinion of Counsel as to legality of shares (incorporated by reference to Post-Effective Amendment No. 39 filed on September 26, 2011).

(i)(7)	For FLOATING RATE INCOME FUND: Consent and Opinion of Counsel as to legality of shares (incorporated by reference to Post-Effective Amendment No. 44 filed on June 24, 2013).

(i)(8)	For INVESTMENT GRADE CREDIT FUND and CORPORATE BOND FUND: Consent and Opinion of Counsel as to legality of shares (incorporated by reference to Post-Effective Amendment No. 57 filed on June 29, 2018).

(i)(9)	For FLEXIBLE INCOME FUND: Consent and Opinion of Counsel as to legality of shares (incorporated by reference to Post-Effective Amendment No. 61 filed on October 25, 2018).

(i)(10)

For ESG SECURITIZED FUND and OPPORTUNISTIC HIGH INCOME CREDIT FUND: Consent and Opinion of Counsel as to legality of shares (incorporated by reference to Post-Effective Amendment No. 76 filed on July 26, 2021).

(i)(11)	Consent of Counsel is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Omitted Financial Statements (not applicable).

(l)	Initial Capital Agreements (incorporated by reference to Pre-Effective Amendment No. 2 filed on March 28, 1997).

(m)(1)	Amended Share Marketing Plan (Rule 12b-1 Plan) dated September 28, 2011 (incorporated by reference to Post-Effective Amendment No. 41 filed on July 25, 2012).

(m)(2)	Amended and Restated Exhibit A to the Share Marketing Plan (Rule 12b-1 Plan) dated June 29, 2018 (incorporated by reference to Post-Effective Amendment No. 57 filed on June 29, 2018).

(m)(3)	Amended and Restated Exhibit A to the Share Marketing Plan (Rule 12b-1 Plan) dated July 29, 2021 (incorporated by reference to Post-Effective Amendment No. 76 filed on July 26, 2021).

(n)(1)	Rule 18f-3 Plan as amended December 9, 2019 (incorporated by reference to Post-Effective Amendment No. 68 filed on March 6, 2020).

(n)(2)	Amended Appendix A to Rule 18f-3 Plan dated January 29, 2021 (incorporated by reference to Post-Effective Amendment No. 73 filed on January 29, 2021).

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(n)(3)	Amended Appendix A to Rule 18f-3 Plan dated July 29, 2021 (incorporated by reference to Post-Effective Amendment No. 76 filed on July 26, 2021).

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(p)	TCW Code of Ethics dated June 27, 2022 (incorporated by reference to Post-Effective Amendment No. 77 filed on July 25, 2022).

(Other)	Power of Attorney dated July 21, 2009 (incorporated by reference to Post-Effective Amendment No. 32 filed on July 24, 2009).

(Other)	Power of Attorney dated May 20, 2013 (incorporated by reference to Post-Effective Amendment No. 44 filed on June 24, 2013).

(Other)	Power of Attorney dated July 22, 2024 – filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

Metropolitan West Asset Management, LLC, a California limited liability company, is the investment adviser for each series of the Registrant (the “Adviser”). The Adviser is a wholly owned subsidiary of TCW Asset Management Company LLC, a Delaware limited liability company and registered investment adviser, which in turn is a wholly owned subsidiary of The TCW Group, Inc., a Nevada corporation (“TCW”). The Carlyle Group, LP (“Carlyle”) may be deemed to be a control person of the Adviser by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. Nippon Life Insurance Company holds a non-controlling 24.75% indirect minority stake in TCW. TCW management and employees own approximately 44.07% of TCW. Other investment adviser and broker-dealer entities under common control with the Adviser as subsidiaries of The TCW Group, Inc. include: TCW Funds Distributors LLC (a Delaware limited liability company and a registered-broker-dealer), TCW Asset Management Company LLC (a Delaware limited liability company and a registered investment adviser), TCW Investment Management Company LLC (a Delaware limited liability company and a registered investment adviser) and TCW LLC (a Delaware limited liability company). Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.

Item 30.	Indemnification

Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

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Item 31.	Business and Other Connections of Investment Adviser

The list required by this Item 31 of officers and directors of Metropolitan West Asset Management, LLC, together with the information as to any other business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Metropolitan West Asset Management, LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File Nos. 801-53332).

Item 32.	Principal Underwriter

Item 32(a)	TCW Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following other investment companies registered under the Investment Company Act of 1940, as amended:

1.	TCW Funds, Inc.

Item 32(b)

The directors and officers of TCW Funds Distributors LLC are as follows:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With the Registrant
Joseph T. Magpayo	Director, President & Chief Executive Officer	None

Gayle Espinosa	Managing Director	None

Felicia Werts	Anti-Money Laundering Compliance Officer; Chief Compliance Officer & Secretary	None

*	The principal business address is 515 South Flower Street, Los Angeles, CA 90071.

Item 32(c) Not applicable.

Item 33.	Location of Accounts and Records

The accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, will be kept by the Registrant’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9), (10) and (11) of Rule 31a-1(b)), which will be kept by the Registrant at 515 South Flower Street, Los Angeles, California 90071 or at a third-party unaffiliated record-keeper at 1925 East Vernon Ave., Los Angeles, California, 90058, or those records relating to the Registrant’s Distributor, which will be kept by the Distributor at 515 South Flower Street, Los Angeles, CA 90071.

Item 34.	Management Services

There are no management-related service contracts not discussed in Parts A and B.

Item 35.	Undertakings

Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant’s Board of Trustees in the event that less than a majority of the Trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant’s outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 79 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Los Angeles and State of California on the 26th day of July, 2024.

TCW Metropolitan West Funds

By:	/s/ Megan McClellan
Megan McClellan
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 79 to the Registration Statement of TCW Metropolitan West Funds has been signed below by the following persons in the capacities indicated on the 26th day of July, 2024.

Signature	Capacity	Date

/s/ Megan McClellan	Trustee, President and Principal Executive Officer	July 26, 2024
Megan McClellan

/s/ Patrick Moore	Trustee	July 26, 2024
Patrick Moore

/s/ Victoria Rogers*	Trustee	July 26, 2024
Victoria Rogers

/s/ Richard M. Villa	Treasurer, Principal Financial Officer and Principal	July 26, 2024
Richard M. Villa	Accounting Officer

/s/ Martin Luther King III*	Trustee	July 26, 2024
Martin Luther King III

/s/ Andrew Tarica*	Trustee	July 26, 2024
Andrew Tarica

/s/ Michael Swell*	Trustee	July 26, 2024
Michael Swell

/s/ Peter McMillan*	Trustee	July 26, 2024
Peter McMillan

/s/ Robert G. Rooney*	Trustee	July 26, 2024
Robert G. Rooney

/s/ Patrick Haden*	Trustee	July 26, 2024
Patrick Haden

*by /s/ Peter Davidson		July 26, 2024
Peter Davidson, Attorney-in-Fact pursuant to Power of Attorney

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TCW METROPOLITAN WEST FUNDS

INDEX OF EXHIBITS

Exhibits

(i)(11)	Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm
(Other)	Power of Attorney

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